Exhibit 99.4

EXECUTION VERSION

MORTGAGE LOAN PURCHASE AGREEMENT

This Mortgage Loan Purchase Agreement (this “Agreement”), is dated and effective as of August 5, 2019, between Ladder Capital Finance LLC, as seller (in such capacity, together with its successors and permitted assigns hereunder, the “Mortgage Loan Seller” or “Seller”), Ladder Capital Finance Holdings LLLP (“LCFH”), Series REIT of Ladder Capital Finance Holdings LLLP (“LC REIT”), Series TRS of Ladder Capital Finance Holdings LLLP (“LC TRS”, and collectively with LCFH and LC REIT, the “LC Guarantors”) and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser (in such capacity, together with its successors and permitted assigns hereunder, the “Purchaser”).

RECITALS

The Mortgage Loan Seller desires to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, and the Purchaser desires to purchase, subject to the terms and conditions set forth herein, the commercial, multifamily and/or manufactured housing community mortgage loans (collectively, the “Mortgage Loans”) identified on the schedule annexed hereto as Exhibit A (as such schedule may be amended from time to time pursuant to the terms hereof, the “Mortgage Loan Schedule”).

The Purchaser intends to create a trust (the “Trust”), the primary assets of which will be a segregated pool of commercial, multifamily and/or manufactured housing community mortgage loans, that includes the Mortgage Loans. Beneficial ownership of the assets of the Trust (such assets collectively, the “Trust Fund”) will be evidenced by a series of mortgage pass-through certificates (the “Certificates”). Certain classes of the Certificates will be rated by nationally recognized statistical rating organizations (the “Rating Agencies”). Certain classes of Certificates (the “Registered Certificates”) will be registered under the Securities Act of 1933, as amended (the “Securities Act”), and certain classes of Certificates (the “Non-Registered Certificates”) will not be registered under the Securities Act. The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of August 1, 2019 (the “Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “Depositor”), Wells Fargo Bank, National Association (“Wells Fargo Bank”), as master servicer (in such capacity, the “Master Servicer”), LNR Partners, LLC, as special servicer (the “Special Servicer”), Wells Fargo Bank, as certificate administrator (in such capacity, the “Certificate Administrator”), as tax administrator and as custodian (in such capacity, the “Custodian”), Wilmington Trust, National Association, as trustee (the “Trustee”), and Pentalpha Surveillance LLC, as operating advisor (in such capacity, the “Operating Advisor”) and as asset representations reviewer (in such capacity, the “Asset Representations Reviewer”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement as in full force and effect on the Closing Date (as defined in Section 1 hereof). Any reference to a provision of the Pooling and Servicing Agreement shall be to the Pooling and Servicing Agreement as in full force and effect on the Closing Date. It is anticipated that the Purchaser will transfer the Mortgage Loans to the Trustee on behalf of the Trust contemporaneously with its purchase of the Mortgage Loans hereunder.

The Purchaser intends to sell the Registered Certificates to Wells Fargo Securities, LLC (“WFS”), Barclays Capital Inc. (“Barclays Capital”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel”) (collectively in such capacity, the “Underwriters”) pursuant to an underwriting agreement, dated as of the date hereof (the “Underwriting Agreement”), between the Purchaser, Wells Fargo Bank and the Underwriters. The Purchaser intends to sell the Non-Registered Certificates to WFS, Barclays Capital, Academy and Drexel (collectively in such capacity, the “Initial Purchasers”) pursuant to a certificate purchase agreement, dated as of the date hereof (the “Certificate Purchase Agreement”), between the Purchaser, Wells Fargo Bank and the Initial Purchasers. The Certificates are more fully described in (a) that certain prospectus dated August 6, 2019 (together with all annexes and exhibits thereto and information incorporated therein by reference as of the date of filing thereof, the “Prospectus”), relating to the Registered Certificates and (b) that certain private placement memorandum, dated August 6, 2019 (together with all annexes and exhibits thereto, the “Private Placement Memorandum”), relating to the Non-Registered Certificates, as each may be amended or supplemented at any time hereafter.

The Mortgage Loan Seller will indemnify the Depositor, the Underwriters, the Initial Purchasers and certain related parties with respect to certain disclosure regarding the Mortgage Loans that is contained in (a) that certain preliminary prospectus, dated July 30, 2019, relating to the Registered Certificates (together with all annexes and exhibits thereto and information incorporated therein by reference as of the last Time of Sale as defined in the Indemnification Agreement), as amended and supplemented by that certain supplement to the preliminary prospectus, dated August 2, 2019 (collectively, the “Preliminary Prospectus”), (b) that certain preliminary private placement memorandum, dated July 30, 2019, relating to the Non-Registered Certificates (together with all annexes and exhibits thereto), as amended and supplemented by that certain supplement to the preliminary private placement memorandum, dated August 2, 2019 (collectively, the “Preliminary Private Placement Memorandum”), (c) the Prospectus, (d) the Private Placement Memorandum and (e) certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of the date hereof (the “Indemnification Agreement”), among the Mortgage Loan Seller, the LC Guarantors, the Depositor, the Underwriters and the Initial Purchasers. The LC Guarantors will provide a payment guarantee with respect to the Mortgage Loan Seller’s obligations under, and as part of, the Indemnification Agreement.

The Mortgage Loan Seller and the LC Guarantors hereby acknowledge that the LC Guarantors, including in the case of certain LC Guarantors as owners of a direct or indirect interest in the Mortgage Loan Seller, will benefit from the transactions contemplated by this Agreement and that the Purchaser is not willing to enter into this Agreement or the transactions contemplated hereby in the absence of the agreement of the Mortgage Loan Seller and each of the LC Guarantors set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

Section 1.                Agreement to Purchase. The Mortgage Loan Seller agrees to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, and the Purchaser agrees to purchase from the

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Mortgage Loan Seller, subject to the terms and conditions set forth herein, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on August 20, 2019 or such other date as shall be mutually acceptable to the parties hereto (the “Closing Date”). As of the Cut-off Date, the Mortgage Loans will have an aggregate principal balance, after application of all payments of principal due on the Mortgage Loans, if any, on or before such date, whether or not received, of $140,673,066, subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall be an amount set forth on the cross receipt between the Mortgage Loan Seller and the Purchaser dated the Closing Date (which price reflects no deduction for any transaction expenses for which the Mortgage Loan Seller is responsible). The Purchaser shall pay such purchase price to the Mortgage Loan Seller on the Closing Date by wire transfer in immediately available funds or by such other method as shall be mutually acceptable to the parties hereto.

Section 2.                Conveyance of the Mortgage Loans. (a)  Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and the satisfaction of the other conditions to the Mortgage Loan Seller’s and the LC Guarantors’ obligations set forth herein, the Mortgage Loan Seller does hereby sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, all of the right, title and interest of the Mortgage Loan Seller in, to and under the Mortgage Loans and all documents included in the related Mortgage Files and Servicing Files, with the understanding that a servicing rights purchase and sale agreement or comparable agreement may be executed by the Mortgage Loan Seller and the Master Servicer. Such assignment includes all scheduled payments of principal and interest under and proceeds of the Mortgage Loans received after their respective Cut-off Dates (other than scheduled payments of interest and principal due on or before their respective Cut-off Dates, which shall belong and be promptly remitted to the Mortgage Loan Seller) together with all documents delivered or caused to be delivered hereunder with respect to such Mortgage Loans by the Mortgage Loan Seller (including all documents included in the related Mortgage Files and Servicing Files and any other documents required to be delivered by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement). The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after their respective Cut-off Dates, and all other recoveries of principal and interest collected thereon after their respective Cut-off Dates (other than scheduled payments of principal and interest due on the Mortgage Loans on or before their respective Cut-off Dates and collected after such respective Cut-off Dates or, in the case of Qualified Substitute Mortgage Loans (if any), due on or prior to the related date of substitution and collected after such date, in each case, which shall belong to the Mortgage Loan Seller). Such assignment excludes any Retained Defeasance Rights and Obligations.

After the Mortgage Loan Seller’s transfer of the Mortgage Loans to the Purchaser, as provided herein, the Mortgage Loan Seller shall not take any action inconsistent with the Purchaser’s ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Mortgage Loan Seller is expressly permitted to complete subsequent to the Closing Date, the Mortgage Loan Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser.

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(b)               The conveyance of the Mortgage Loans and the related rights and property accomplished hereby is intended by the parties hereto to constitute a sale by the Mortgage Loan Seller of all the Mortgage Loan Seller’s right, title and interest in and to such Mortgage Loans and such other related rights and property by the Mortgage Loan Seller to the Purchaser. Furthermore, it is not intended that such conveyance be a pledge of security for a loan. If such conveyance is determined to be a pledge of security for a loan, however, then: (i) this Agreement shall constitute a security agreement under applicable law; (ii) the Mortgage Loan Seller shall be deemed to have granted to the Purchaser, and in any event, the Mortgage Loan Seller hereby grants to the Purchaser, a first priority security interest in all of the Mortgage Loan Seller’s right, title and interest, whether now owned or hereafter acquired, in and to (1) the Mortgage Loans, (2) all documents included in the related Mortgage Files and Servicing Files, (3) all scheduled payments of principal and interest due on the Mortgage Loans after their respective Cut-off Dates, and (4) all other recoveries of principal and interest collected thereon after their respective Cut-off Dates (other than scheduled payments of principal and interest due on the Mortgage Loans on or before their respective Cut-off Dates and collected after such respective Cut-off Dates or, in the case of Qualified Substitute Mortgage Loans (if any), due on or prior to the related date of substitution and collected after such date); (iii) the assignment by the Purchaser to the Trustee of its interests in the Mortgage Loans as contemplated by Section 16 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Purchaser (or the Custodian) of the Mortgage Notes with respect to the Mortgage Loans subject hereto from time to time and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be “possession by the secured party” or possession by a purchaser or person designated by such secured party for the purpose of perfecting such security interest under applicable law; and (v) notifications to, and acknowledgments, receipts or confirmations from, Persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. The Mortgage Loan Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

(c)                In connection with the Mortgage Loan Seller’s assignment pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the Custodian, (x) on or before the Closing Date, the Mortgage Note relating to each Mortgage Loan so assigned, endorsed to the Trustee or in blank as specified in clause (i) of the definition of “Mortgage File” in Section 1.01 of the Pooling and Servicing Agreement (or, alternatively, if the original executed Mortgage Note has been lost, a lost note affidavit and indemnity with a copy of such Mortgage Note as specified in clause (i) of the definition of “Mortgage File”) and (y) on or before the date that is forty-five (45) days following the Closing Date (or such later date as may be provided under Sections 2.01(b) or (c) of the Pooling and Servicing Agreement with respect to any item), the remainder of the Mortgage File for each Mortgage Loan (which delivery shall be subject to clauses (e) and (f) in the proviso of the definition of “Mortgage File”) and, except in the case of a Mortgage Loan that is part of a Non-Serviced Whole Loan as of the Closing Date, any other items required to be

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delivered or deposited by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement (other than amounts from reserve accounts and originals of letters of credit, which shall be transferred to the Master Servicer) for each Mortgage Loan, and shall take such other actions and pay such costs with respect to the Mortgage Loans as may be required under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement.

(d)               In accordance with Section 2.01(b) of the Pooling and Servicing Agreement, with respect to letters of credit referred to in clause (xii) of the definition of “Mortgage File”, the Mortgage Loan Seller shall deliver the original of such letter of credit to the Master Servicer (with a copy to the Custodian) or, if such original has been submitted by the Mortgage Loan Seller to the issuing bank to effect a reissuance, assignment or amendment of such letter of credit (changing the beneficiary thereof to the Master Servicer (in care of the Trustee) that may be required in order for the Master Servicer to draw on such letter of credit on behalf of the Trust in accordance with the applicable terms thereof and/or of the related Mortgage Loan documents), the Mortgage Loan Seller shall be deemed to have satisfied the delivery requirements of this Agreement and the Pooling and Servicing Agreement by delivering with respect to such letter(s) of credit a copy thereof to the Custodian indicating that such document has been delivered to the issuing bank for reissuance or an Officer’s Certificate from the Master Servicer certifying that it holds the letter(s) of credit pursuant to Section 2.01(b) of the Pooling and Servicing Agreement, a copy of which shall be delivered to the Custodian on the Closing Date. If a letter of credit referred to in the previous sentence is not in a form that would allow the Master Servicer to draw on such letter of credit on behalf of the Trust in accordance with the applicable terms thereof and/or of the related Mortgage Loan documents, the Mortgage Loan Seller shall deliver the appropriate assignment or amendment documents (or copies of such assignment or amendment documents if the Mortgage Loan Seller has submitted the originals to the related issuer of such letter of credit for processing) to the Custodian within forty-five (45) days of the Closing Date. If not otherwise paid by the related Mortgagor, the Mortgage Loan Seller shall pay any costs of assignment or amendment of such letter(s) of credit required in order for the Master Servicer to draw on such letter(s) of credit on behalf of the Trust and shall cooperate with the reasonable requests of the Master Servicer in connection with effectuating a draw under any such letter of credit prior to the date such letter of credit is assigned or amended in order that it may be drawn by the Master Servicer on behalf of the Trust.

In addition, pursuant to Section 3.01(f) of the Pooling and Servicing Agreement, within sixty (60) days (or such shorter time period as is required by the terms of the applicable Mortgage Loan documents) after the later of (i) the receipt of a letter of credit pursuant to this Section 2(d) by the Master Servicer and (ii) the Closing Date, the Mortgage Loan Seller shall notify each provider of a letter of credit for each Mortgage Loan (other than any Non-Serviced Mortgage Loan) identified as having a letter of credit on the Mortgage Loan Schedule, that the Master Servicer (in care of the Trustee) for the benefit of the Certificateholders and any related Companion Holders shall be the beneficiary under each such letter of credit.

In addition, on or prior to the fifth (5th) Business Day after the Closing Date, the Mortgage Loan Seller, at its expense, shall deliver to the Custodian five (5) limited powers of attorney substantially in the form attached hereto as Exhibit F in favor of the Custodian (on behalf of the Trustee) and the Special Servicer to empower the Custodian (on behalf of the Trustee) and, in the event of the failure or incapacity of the Custodian (on behalf of the Trustee),

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the Special Servicer to sign and/or deliver to a third party for submission, or to cause the Custodian to sign and/or deliver to a third party for submission, for recording, at the expense of the Mortgage Loan Seller, any Mortgage Loan documents required to be recorded as described in Section 2.01 of the Pooling and Servicing Agreement and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files (so long as original counterparts have previously been delivered to the Trustee (or the Custodian on its behalf)). The Mortgage Loan Seller agrees to reasonably cooperate with the Custodian, the Trustee and the Special Servicer in connection with any additional powers of attorney or revisions thereto that are requested by such parties for purposes of such recordation. The parties hereto agree that no such power of attorney shall be used with respect to any Mortgage Loan by or under authorization by any party hereto except to the extent that the absence of a document described in the second preceding sentence with respect to such Mortgage Loan remains unremedied as of the earlier of (i) the date that is one hundred eighty (180) days following the delivery of notice of such absence to the Mortgage Loan Seller, but in no event earlier than eighteen (18) months from the Closing Date, and (ii) the date (if any) on which such Mortgage Loan becomes a Specially Serviced Mortgage Loan. The Custodian or the Special Servicer, as applicable, shall submit such documents for recording, at the Mortgage Loan Seller’s expense, after the periods set forth above, provided, the Custodian or the Special Servicer, as applicable, shall not submit such assignments for recording if the Mortgage Loan Seller produces evidence that it or a third-party on its behalf has sent any such assignment for recording and certifies that the Mortgage Loan Seller is awaiting its return from the applicable recording office.

(e)                In addition, with respect to the Mortgage Loan identified as Mortgage Loan Number 26 on the Mortgage Loan Schedule, which is secured by a Mortgaged Property that is subject to a franchise agreement with a related comfort letter in favor of the Mortgage Loan Seller that requires notice to or request of the related franchisor to transfer or assign any related comfort letter to the Trustee for the benefit of the Certificateholders or otherwise have a new comfort letter (or any such new document or acknowledgement as may be contemplated under the existing comfort letter) issued in the name of the Trustee for the benefit of the Certificateholders, the Mortgage Loan Seller shall, within forty-five (45) days of the Closing Date (or any shorter period if required by the applicable comfort letter), provide any such required notice to or make any such required request of the related franchisor (with a copy to the Master Servicer); and, if the Mortgage Loan Seller receives notice from the Master Servicer that any such comfort letter with respect to a franchise agreement has not been received within the timeframe provided under Section 2.01(g) of the Pooling and Servicing Agreement, the Mortgage Loan Seller shall, within a commercially reasonable time after receipt of such notice, obtain a replacement comfort letter in substantially the same form as the existing comfort letter (or any such new document or acknowledgement as may be contemplated under the existing comfort letter) in favor of the Trust.

(f)                In connection with the Mortgage Loan Seller’s assignment pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the Master Servicer in accordance with Section 2.01(d) of the Pooling and Servicing Agreement, the following items in its possession: (i) within five (5) Business Days after the Closing Date, a copy of the Mortgage File for each Mortgage Loan (except that copies of any instruments of assignment that are returned to the Custodian by the related public recording office in accordance with the requirements of Section 2.01(c) of the

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Pooling and Servicing Agreement shall be delivered by the Custodian to the Master Servicer) and (ii) within five (5) Business Days after the Closing Date, originals or copies of all financial statements, appraisals, environmental reports, engineering reports, transaction screens, seismic assessment reports, leases, rent rolls, Insurance Policies and certificates, major space leases, legal opinions and tenant estoppels and any other relevant documents relating to the origination and servicing of any Mortgage Loan or related Whole Loan that are reasonably necessary for the ongoing administration and/or servicing of the applicable Mortgage Loan or Whole Loan in the possession or under the control of the Mortgage Loan Seller that relate to the Mortgage Loans or related Whole Loan(s) and, to the extent that any original documents or copies, as applicable, of the following documents are not required to be a part of a Mortgage File for any Mortgage Loan or Whole Loan, originals or copies of all documents, certificates and opinions in the possession or under the control of the Mortgage Loan Seller that were delivered by or on behalf of the related Mortgagors in connection with the origination of such Mortgage Loans (provided that the Mortgage Loan Seller shall not be required to deliver any internal communications (including such communications between such Mortgage Loan Seller and its Affiliates) and underwriting analysis (including documents prepared by the applicable Mortgage Loan Seller or any of its Affiliates for such purposes), draft documents, attorney client communications that are privileged communications or constitute legal or other due diligence analyses and credit underwriting or due diligence analyses or data); provided that the parties hereto acknowledge and agree that some or all of the items in clauses (i) and (ii) of this sentence have, as of the Closing Date, been posted to websites to which various parties to the Pooling and Servicing Agreement have access, and if any such items have been so posted to any such website(s) to which the Master Servicer has access, such items will be deemed to have been delivered to the Master Servicer in accordance with this sentence; and provided, further, that if the Master Servicer is unable to download such items from such website(s) after making reasonable efforts to do so and provides notice (which may be delivered by electronic means) to the Mortgage Loan Seller, the Mortgage Loan Seller shall deliver such items to the Master Servicer by such means as may be reasonably acceptable to the Master Servicer. In addition, the Mortgage Loan Seller shall, in accordance with Section 2.01(f) of the Pooling and Servicing Agreement, deliver to it and deposit with, or cause to be delivered to and deposited with, the Master Servicer within three (3) Business Days after the Closing Date, all unapplied reserve funds and Escrow Payments in the possession or under the control of the Mortgage Loan Seller that relate to the Mortgage Loans (other than any Non-Serviced Whole Loans). In addition, not later than the Closing Date, the Mortgage Loan Seller shall provide to the Master Servicer the initial data with respect to each Mortgage Loan that is necessary for the preparation of the initial CREFC® Financial File and CREFC® Loan Periodic Update File required to be delivered by the Master Servicer under the Pooling and Servicing Agreement.

(g)               Under generally accepted accounting principles (“GAAP”) and for federal income tax purposes, the Mortgage Loan Seller shall report its transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Mortgage Loan Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan) and to reflect that the Mortgage Loans are no longer property of the Mortgage Loan Seller. In no event shall the Mortgage Loan Seller take any action that is inconsistent with the Trust’s ownership of each Mortgage Loan following the Closing Date.

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(h)               The Mortgage Loan Schedule, as it may be amended from time to time, shall conform to the requirements set forth in the Pooling and Servicing Agreement (except with respect to the Administrative Cost Rate). The Mortgage Loan Seller shall, within fifteen (15) days of its discovery or receipt of notice of any error on the Mortgage Loan Schedule, amend such Mortgage Loan Schedule and deliver to the Purchaser or the Trustee, as the case may be, an amended Mortgage Loan Schedule; provided that this sentence shall not be construed to relieve the Mortgage Loan Seller of any liability for any related Breach or to shorten the period available to the Mortgage Loan Seller with respect to the cure, repurchase or substitution provisions with respect to a Material Defect set forth in Section 5.

(i)                 Notwithstanding anything to the contrary, the Purchaser and the Mortgage Loan Seller hereby acknowledge and agree that with respect to the Mortgage Loans identified as Mortgage Loan Numbers 16, 20, 22, 23, 26, 31, 32, 44, 49, 53, 57 and 59 on the Mortgage Loan Schedule that are subject to defeasance, the Mortgage Loan Seller has retained the related Retained Defeasance Rights and Obligations. The Purchaser shall cause the Pooling and Servicing Agreement to provide that: (i) if the Master Servicer receives notice of a defeasance request with respect to a Mortgage Loan with Retained Defeasance Rights and Obligations, then the Master Servicer shall provide, within five (5) Business Days receipt of such notice, written notice of such defeasance request to the Mortgage Loan Seller or its assignee; and (ii) until such time as the Mortgage Loan Seller provides written notice to the contrary, notice of a defeasance of a Mortgage Loan with Retained Defeasance Rights and Obligations shall be delivered to the Mortgage Loan Seller pursuant to the notice provisions of the Pooling and Servicing Agreement.

Section 3.                Examination of Mortgage Loan Files and Due Diligence Review. The Mortgage Loan Seller shall reasonably cooperate with any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans, that may be undertaken by or on behalf of the Purchaser on or before the Closing Date. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of any of the Mortgage Files for, and/or any of such other documents and records relating to, the Mortgage Loans, shall not affect the Purchaser’s right to pursue any remedy available in equity or at law for a breach of the Mortgage Loan Seller’s representations and warranties made pursuant to Section 4, except as expressly set forth in Section 5.

Section 4.                Representations, Warranties and Covenants of the Mortgage Loan Seller and the Purchaser. (a)  The Mortgage Loan Seller hereby makes, as of the date hereof (and, in connection with any replacement of a Defective Loan (as defined in Section 4(f) hereof) with one or more Qualified Substitute Mortgage Loans (also as defined in Section 4(f) hereof), pursuant to Section 5(a) hereof, as of the related date of substitution), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit B-1. The Purchaser hereby makes, as of the date hereof, to and for the benefit of the Mortgage Loan Seller, each of the representations and warranties set forth in Exhibit B-2. The LC Guarantors hereby make, as of the date hereof (and, in connection with any replacement of a Defective Loan with one or more Qualified Substitute Mortgage Loans, pursuant to Section 5(a) hereof, as of the related date of substitution), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit B-3, Exhibit B-4 and Exhibit B-5 respectively.

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(b)               The Mortgage Loan Seller hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit C, subject to the exceptions set forth in Schedule C. The Mortgage Loan Seller is also referred to herein as the “Responsible Repurchase Party”.

(c)                The Mortgage Loan Seller hereby represents and warrants, as of the Closing Date, to and for the benefit of the Purchaser only, that the Mortgage Loan Seller has not dealt with any broker, investment banker, agent or other person (other than the Depositor or an affiliate thereof, the Underwriters and the Initial Purchasers) who may be entitled to any commission or compensation in connection with the sale to the Purchaser of the Mortgage Loans.

(d)               The Mortgage Loan Seller hereby represents and warrants that, with respect to the Mortgage Loans and the Mortgage Loan Seller’s role as “originator” (or the role of any third party as “originator” of any Mortgage Loan for which the Mortgage Loan Seller was not the originator) and “sponsor” in connection with the issuance of the Registered Certificates, the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Mortgage Loan Seller contained in each of the Preliminary Prospectus and the Prospectus complies in all material respects with the applicable disclosure requirements of Regulation AB as in effect on the date hereof and for which compliance is required as of the date hereof. As used herein, “Regulation AB” means Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1125, as such rules may be amended from time to time, and subject to such clarification and interpretation as have been or may hereafter be from time to time provided by the Securities and Exchange Commission (the “Commission”) or by the staff of the Commission, in each case as effective from time to time as of the compliance dates specified therein.

(e)                With respect to each Servicing Function Participant that services a Mortgage Loan as of the Closing Date at the request of the Mortgage Loan Seller, the Mortgage Loan Seller either (i) represents and warrants that as of the Closing Date such Servicing Function Participant is an Initial Sub-Servicer under the Pooling and Servicing Agreement or (ii) (A) represents and warrants that it has caused such Servicing Function Participant to be required to comply, as evidenced by written documentation between such Servicing Function Participant and the Mortgage Loan Seller, with all reporting requirements set forth in Article XI of the Pooling and Servicing Agreement (including but not limited to the indemnification of each Certification Party from and against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments and any other costs, fees and expenses incurred by such Certification Party arising out of the delivery of any Deficient Exchange Act Deliverable) applicable to such Servicing Function Participant for the Mortgage Loans and (B) covenants with the Purchaser that, for so long as the Trust is subject to the reporting requirements of the Exchange Act, it shall cause such Servicing Function Participant that services a Mortgage Loan as of the Closing Date to comply with all reporting requirements set forth therein.

(f)                The Responsible Repurchase Party hereby agrees that it shall be deemed to make to and for the benefit of the Purchaser, as of the date of any substitution, with respect to any replacement Mortgage Loan (a “Qualified Substitute Mortgage Loan”) that is substituted for

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a Defective Loan by the Responsible Repurchase Party pursuant to Section 5(a) of this Agreement, each of the representations and warranties set forth in Exhibit C to this Agreement. For purposes of the representations and warranties set forth in Exhibit C, representations and warranties made as of the Closing Date or as of the Cut-off Date shall, in the case of a Qualified Substitute Mortgage Loan, be made as of the date of substitution. From and after the date of substitution, each Qualified Substitute Mortgage Loan, if any, shall be deemed to constitute a “Mortgage Loan” hereunder for all purposes. A “Defective Loan” is any Mortgage Loan as to which there is an unremedied Material Defect.

(g)               Except for the agreed-upon procedures report obtained from the accounting firm engaged to perform procedures involving a comparison of information in loan files for the Mortgage Loans to information on a data tape relating to the Mortgage Loans (such report, the “Accountants’ Due Diligence Report”), the Mortgage Loan Seller has not obtained (and, through and including the Closing Date, will not obtain without the consent of the Purchaser) any “third party due diligence report” (as defined in Rule 15Ga-2 under the Exchange Act (“Rule 15Ga-2”)) in connection with the securitization transaction contemplated herein and in the Prospectus and Private Placement Memorandum and, except for the accountants with respect to the Accountants’ Due Diligence Report, the Mortgage Loan Seller has not employed (and, through and including the Closing Date, will not employ without the consent of the Purchaser) any third party to engage in any activity that constitutes “due diligence services” within the meaning of Rule 17g-10 under the Exchange Act in connection with the transactions contemplated herein and in the Prospectus and Private Placement Memorandum. The Underwriters and Initial Purchasers are third-party beneficiaries of the provisions set forth in this Section 4(g).

(h)               [Reserved.]

(i)                 Within sixty (60) days after the Closing Date, the Mortgage Loan Seller shall deliver or cause to be delivered an electronic copy of the Diligence File for each Mortgage Loan to the Depositor by uploading such Diligence File (including, if applicable, any additional documents that the Mortgage Loan Seller believes should be included to enable the Asset Representations Reviewer to perform an Asset Review on such Mortgage Loan; provided that such documents are clearly labeled and identified) to the Designated Site, each such Diligence File being organized and categorized in accordance with the electronic file structure reasonably agreed to by the Depositor and the Mortgage Loan Seller.

(j)                 Within sixty (60) days after the Closing Date, the Mortgage Loan Seller shall provide to the Depositor a certificate substantially in the form of Exhibit E, with a copy to each of the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee, the Custodian, the Directing Certificateholder, the Asset Representations Reviewer and the Operating Advisor, each of which may be sent by email.

(k)               If, as part of an Asset Review of a Mortgage Loan, the Asset Representations Reviewer determines it is missing any document that is required to be part of the Review Materials for such Mortgage Loan and that is necessary in connection with its completion of the Asset Review, then, upon written request of the Asset Representations Reviewer, the Mortgage Loan Seller shall provide to the Asset Representations Reviewer, within

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ten (10) Business Days of receipt of such written request, any such document; provided, however, that the Mortgage Loan Seller shall be required to deliver such missing document only to the extent that such document is in the possession of the Mortgage Loan Seller, but in any event excluding any documents that contain information that is proprietary to the related originator or the Mortgage Loan Seller or any draft documents or privileged or internal communications.

(l)                 Upon the completion of an Asset Review with respect to each Mortgage Loan in accordance with the Pooling and Servicing Agreement and receipt of a written request from the Asset Representations Reviewer, the Mortgage Loan Seller shall pay the Asset Representations Reviewer Asset Review Fee for the Mortgage Loans subject to that Asset Review within sixty (60) days of such written request by the Asset Representations Reviewer. If any fees payable pursuant to this Section 4(l) are paid by the Trust pursuant to Section 12.02(b) of the Pooling and Servicing Agreement, the Mortgage Loan Seller shall reimburse the Trust for the amount of any such fees.

(m)             The Mortgage Loan Seller acknowledges and agrees that in the event an Enforcing Party elects a dispute resolution method pursuant to Section 2.03 of the Pooling and Servicing Agreement, the Mortgage Loan Seller shall abide by the selected dispute resolution method and otherwise comply with the terms and provisions set forth in the Pooling and Servicing Agreement (including the exhibits thereto) related to such dispute resolution method.

(n)               The Mortgage Loan Seller shall indemnify and hold harmless the Purchaser against any and all expenses, losses, claims, damages and other liabilities, including without limitation the costs of investigation, legal defense and any amounts paid in settlement of any claim or litigation arising out of or based upon any failure by the Mortgage Loan Seller to (A) pay the fees described under Section 4(l) above within sixty (60) days of written request by the Asset Representations Reviewer or (B) within sixty (60) days of the Closing Date (or such later date specified herein or in the Pooling and Servicing Agreement), provide all documents required to be delivered by it pursuant to Section 4(i) of this Agreement and under the definition of “Diligence File” in the Pooling and Servicing Agreement.

(o)               The Mortgage Loan Seller covenants with the Purchaser that if, on or prior to the later of (i) the ninetieth (90th) day following the Closing Date and (ii) the date upon which all Certificates have been sold to parties unaffiliated with the Depositor, as a result of the occurrence of any event that occurred prior to the Closing Date with respect to the Mortgage Loans or the Mortgage Loan Seller (and the Mortgage Loan Seller hereby covenants to promptly notify the Depositor, the Underwriters and the Initial Purchasers of the occurrence of any such event to the extent it has knowledge thereof), an amendment or supplement to the Prospectus or Private Placement Memorandum, including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, is necessary to be delivered in connection with sales of the Certificates by the Underwriters, the Initial Purchasers or a dealer, in order to correct any untrue statement of a material fact or any omission to state a material fact required to be stated therein (solely in the case of the Prospectus) or necessary to make the statements therein, in the light of the circumstances when the Prospectus or Private Placement Memorandum is delivered to a purchaser, not misleading, or an amendment or supplement to the Prospectus or Private Placement Memorandum, including

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Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, is necessary to comply with applicable law, the Mortgage Loan Seller shall do all things necessary (or, with respect to information relating to the Mortgage Loans, provide all information in its possession) to assist the Depositor to prepare and furnish, at the expense of the Mortgage Loan Seller (to the extent that such amendment or supplement relates to the Mortgage Loan Seller, the Mortgage Loans and/or any information describing the same, as provided by the Mortgage Loan Seller), to the Underwriters and Initial Purchasers such amendments or supplements to the Prospectus or Private Placement Memorandum as may be necessary, so that the statements in the Prospectus or Private Placement Memorandum as so amended or supplemented, including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, will not so contain an untrue statement of material fact or omit to state a material fact required to be stated therein (solely in the case of the Prospectus) or necessary to make the statements therein, in the light of the circumstances when the Prospectus or Private Placement Memorandum is delivered to a purchaser, not misleading or so that the Prospectus or Private Placement Memorandum (as so annexed or supplemented), including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, will not so fail to comply with applicable law. All terms used in this Section 4(o) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement. Notwithstanding the foregoing, the Mortgage Loan Seller shall have no affirmative obligation to monitor the performance of the Mortgage Loans or any changes in condition or circumstance of any Mortgaged Property, Mortgagor, guarantor or any of their Affiliates after the Closing Date in connection with its obligations under this Section 4(o). The Underwriters and Initial Purchasers are third-party beneficiaries of the provisions set forth in this Section 4(o).

Section 5.                Notice of Breach; Cure, Repurchase and Substitution. (a)  The Responsible Repurchase Party shall, not later than ninety (90) days after (i) except in the case of the succeeding clause (ii), the Responsible Repurchase Party’s receipt of notice of or, if earlier, the Responsible Repurchase Party’s discovery of, a Material Defect or (ii) in the case of a Material Defect relating to a Mortgage Loan not being a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to be treated as a qualified mortgage, the earlier of (x) the discovery by the Responsible Repurchase Party or any party to the Pooling and Servicing Agreement of such Material Defect and (y) receipt of notice of the Material Defect from any party to the Pooling and Servicing Agreement (such ninety (90) day period, the “Initial Cure Period”), (A) cure such Material Defect in all material respects, at the Responsible Repurchase Party’s own expense, including reimbursement of any related reasonable additional expenses of the Trust reasonably incurred by any party to the Pooling and Servicing Agreement, (B) repurchase the affected Mortgage Loan or REO Loan (excluding any related Companion Loan, if applicable), at the applicable Purchase Price and in conformity with this Agreement and Section 2.03 of the Pooling and Servicing Agreement or (C) substitute a Qualified Substitute Mortgage Loan (other than with respect to the Whole Loans, for which no substitution will be permitted) for such affected Mortgage Loan or REO Loan (provided that in no event shall any such substitution occur on or after the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Collection Account, any Substitution Shortfall Amount in connection therewith and in conformity with this Agreement and Section 2.03 of the

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Pooling and Servicing Agreement; provided, however, that except with respect to a Material Defect resulting solely from the failure by the Responsible Repurchase Party to deliver to the Trustee or Custodian the actual policy of lender’s title insurance required pursuant to clause (viii) of the definition of Mortgage File by a date not later than eighteen (18) months following the Closing Date, if such Material Defect is capable of being cured but is not cured within the Initial Cure Period, and the Responsible Repurchase Party has commenced and is diligently proceeding with the cure of such Material Defect within the Initial Cure Period, the Responsible Repurchase Party shall have an additional ninety (90) days commencing immediately upon the expiration of the Initial Cure Period (such additional ninety (90) day period, the “Extended Cure Period”) to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or REO Loan (excluding any related Companion Loan, if applicable) or substitute a Qualified Substitute Mortgage Loan (other than with respect to the Whole Loans, for which no substitution will be permitted)) and provided, further, that with respect to such Extended Cure Period the Responsible Repurchase Party has delivered an officer’s certificate to the Trustee, the Certificate Administrator, the Master Servicer, the Special Servicer, the Operating Advisor and (with respect to any Mortgage Loan other than an Excluded DCH Loan, prior to the occurrence of a Consultation Termination Event) the Directing Certificateholder, setting forth the reason such Material Defect is not capable of being cured within the Initial Cure Period and what actions the Responsible Repurchase Party is pursuing in connection with the cure thereof and stating that the Responsible Repurchase Party anticipates that such Material Defect will be cured within the Extended Cure Period; and provided, further, that, if any such Material Defect is not cured after the Initial Cure Period and any such Extended Cure Period solely due to the failure of the Responsible Repurchase Party to have received the recorded document, then the Responsible Repurchase Party shall be entitled to continue to defer its cure, repurchase and/or substitution obligations in respect of such Material Defect until eighteen (18) months after the Closing Date so long as the Responsible Repurchase Party certifies to the Trustee, the Master Servicer, the Special Servicer, the Directing Certificateholder (prior to the occurrence and continuance of a Consultation Termination Event) and the Certificate Administrator no less than every ninety (90) days, beginning at the end of such Extended Cure Period, that the Material Defect is still in effect solely because of its failure to have received the recorded document and that the Responsible Repurchase Party is diligently pursuing the cure of such Material Defect (specifying the actions being taken). Notwithstanding the foregoing, any Defect or Breach that causes any Mortgage Loan not to be a “qualified mortgage” (within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of Certificateholders therein, and (subject to the Responsible Repurchase Party’s right to cure such Defect or Breach during the Initial Cure Period) such Mortgage Loan shall be repurchased or substituted for without regard to the Extended Cure Period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the funds in the amount of the Purchase Price remitted by the Responsible Repurchase Party are to be remitted by wire transfer to the Master Servicer for deposit into the Collection Account. Any such repurchase or substitution of a Mortgage Loan shall be on a whole loan, servicing released basis.

If the Responsible Repurchase Party, in connection with a Material Defect (or an allegation of a Material Defect) pertaining to a Mortgage Loan agrees to a Loss of Value Payment, pursuant to any agreement or a settlement between the Responsible Repurchase Party

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and the Enforcing Servicer, on behalf of the Trust (and, with respect to any Mortgage Loan other than an Excluded DCH Loan, with the consent of the Directing Certificateholder if no Control Termination Event has occurred and is continuing) with respect to such Mortgage Loan, the amount of such Loss of Value Payment shall be remitted by wire transfer to the Special Servicer for deposit into the Loss of Value Reserve Fund. The Loss of Value Payment shall include the portion of any Liquidation Fees payable to the Enforcing Servicer in respect of such Loss of Value Payment and the portion of fees of the Asset Representations Reviewer payable pursuant to Section 4(l) above attributable to the Asset Review of such Mortgage Loan and not previously paid by the Responsible Repurchase Party. If such Loss of Value Payment is made, the Loss of Value Payment shall serve as the sole remedy available to the Certificateholders and the Trustee on their behalf regarding any such Material Defect in lieu of any obligation of the Responsible Repurchase Party to otherwise cure such Material Defect or repurchase or substitute for the affected Mortgage Loan based on such Material Defect under any circumstances. This paragraph is intended to apply only to a mutual agreement or settlement between the Responsible Repurchase Party and the Enforcing Servicer, on behalf of the Trust. The following terms shall apply to any Loss of Value Payment: (i) prior to any agreement or settlement between the Responsible Repurchase Party and the Enforcing Servicer, nothing in this paragraph shall preclude the Responsible Repurchase Party or the Enforcing Servicer from exercising any of its rights related to a Material Defect in the manner and timing set forth in this Agreement (excluding this paragraph) or the Pooling and Servicing Agreement (including any right to cure, repurchase or substitute for such Mortgage Loan), (ii) such Loss of Value Payment shall not be greater than the Purchase Price of the affected Mortgage Loan; and (iii) a Material Defect as a result of a Mortgage Loan not constituting a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to be treated as a “qualified mortgage”) may not be cured by a Loss of Value Payment.

The Responsible Repurchase Party’s obligation to cure any Material Defect, repurchase or substitute for any affected Mortgage Loan or pay the Loss of Value Payment or other required payment pursuant to this Section 5 shall constitute the sole remedy available to the Purchaser in connection with a Material Defect; provided, however, that no limitation of remedy is implied with respect to the Responsible Repurchase Party’s breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement. It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes.

The Responsible Repurchase Party agrees that, with respect to any Non-Serviced Mortgage Loan, any “Material Defect” relating to a “Defect” in the related “Mortgage File” (or analogous terms) under the related Non-Serviced PSA shall constitute a Material Defect under this Agreement to the extent the Responsible Repurchase Party repurchases the Non-Serviced Companion Loan from the trust created pursuant to such Non-Serviced PSA by reason of such “Material Defect”; provided, however, that the foregoing shall not apply to any Material Defect (or analogous term) related solely to the promissory note for any related Non-Serviced Companion Loan.

The remedies provided for in this subsection with respect to any Material Defect with respect to any Mortgage Loan shall also apply to the related REO Property.

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If any Breach that constitutes a Material Defect pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then the Responsible Repurchase Party shall cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust (by wire transfer of immediately available funds) for (i) the reasonable amount of any such costs and expenses incurred by the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee or the Trust that are incurred as a result of such Breach and have not been reimbursed by the related Mortgagor and (ii) the amount of any fees payable pursuant to Section 4(l) above to the extent not previously paid by the Responsible Repurchase Party to the Asset Representations Reviewer attributable to the Asset Review of such Mortgage Loan; provided that in the event any such costs and expenses exceed $10,000, the Responsible Repurchase Party shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Responsible Repurchase Party shall remit the amount of such costs and expenses to the Special Servicer for disbursement to the applicable Persons and upon its making such remittance, the Responsible Repurchase Party shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Responsible Repurchase Party are subsequently obtained from the related Mortgagor, the portion of the cure payment made by the Responsible Repurchase Party equal to such fees or expenses obtained from the related Mortgagor shall promptly be returned to the Responsible Repurchase Party.

Notwithstanding anything contained in this Agreement or the Pooling and Servicing Agreement, no delay in either the discovery of a Material Defect or in providing notice of such Material Defect shall relieve the Responsible Repurchase Party of its obligation to cure, repurchase or substitute for (or make a Loss of Value Payment with respect to) the related Mortgage Loan if it is otherwise required to do so under this Agreement or the Pooling and Servicing Agreement unless (i) the Responsible Repurchase Party did not otherwise discover or have knowledge of such Material Defect, (ii) such delay is a result of the failure by the Purchaser or by any other party to the Pooling and Servicing Agreement, to provide prompt notice as required by the terms of this Agreement or the Pooling and Servicing Agreement, after such party has actual knowledge of such Material Defect (it being understood that knowledge shall not be deemed to exist by reason of the Custodial Exception Report), (iii) such Material Defect does not relate to the applicable Mortgage Loan not being a “qualified mortgage” within the meaning of Code Section 860G(a)(3), but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective obligation to be treated as a qualified mortgage, and (iv) such delay or failure to provide notice (as required by the terms of this Agreement or the Pooling and Servicing Agreement) prevented the Responsible Repurchase Party from curing such Material Defect and such Material Defect was otherwise curable. Notwithstanding anything contained in this Agreement, if a Mortgage Loan is not secured by a Mortgaged Property that is, in whole or in part, a hotel, restaurant (operated by a borrower), healthcare facility, nursing home, assisted living facility, self-storage facility, theater or fitness center (operated by a Mortgagor), then the failure to deliver copies of the UCC financing statements with respect to such Mortgage Loan pursuant to Section 2 hereof shall not be a Material Defect.

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If there is a Material Defect with respect to one or more Mortgaged Properties securing a Mortgage Loan, the Responsible Repurchase Party shall not be obligated to repurchase the Mortgage Loan if (i) the affected Mortgaged Property may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged Property is, in fact, released), (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Responsible Repurchase Party provides an Opinion of Counsel to the effect that such release would not cause an Adverse REMIC Event and (iii) each applicable Rating Agency has provided a Rating Agency Confirmation.

(b)               Whenever one or more Qualified Substitute Mortgage Loans are substituted for a Defective Loan by the Responsible Repurchase Party as contemplated by this Section 5, upon direction by the Enforcing Servicer, the Responsible Repurchase Party shall deliver to the Custodian the related Mortgage File and a certification to the effect that such Qualified Substitute Mortgage Loan satisfies or such Qualified Substitute Mortgage Loans satisfy, as the case may be, all of the requirements of the definition of “Qualified Substitute Mortgage Loan” in the Pooling and Servicing Agreement. No mortgage loan may be substituted for a Defective Loan as contemplated by this Section 5 if the Mortgage Loan to be replaced was itself a Qualified Substitute Mortgage Loan, in which case, absent a cure of the relevant Material Defect, the affected Mortgage Loan will be required to be repurchased as contemplated hereby. Periodic Payments due with respect to each Qualified Substitute Mortgage Loan (if any) after the related date of substitution, and Periodic Payments due with respect to each corresponding Deleted Mortgage Loan (if any) after its respective Cut-off Date and on or prior to the related date of substitution, shall be part of the Trust Fund. Periodic Payments due with respect to each Qualified Substitute Mortgage Loan (if any) on or prior to the related date of substitution, and Periodic Payments due with respect to each corresponding Defective Loan that is purchased or repurchased, as the case may be, or replaced with one or more Qualified Substitute Mortgage Loans (any such Mortgage Loan, a “Deleted Mortgage Loan”) (if any) after the related date of substitution, shall not be part of the Trust Fund and are to be remitted by the Master Servicer to the Responsible Repurchase Party promptly following receipt.

If any Mortgage Loan is to be repurchased or replaced as contemplated by this Section 5, upon direction by the Enforcing Servicer, the Mortgage Loan Seller shall amend the Mortgage Loan Schedule to reflect the removal of any Deleted Mortgage Loan and, if applicable, the substitution of the related Qualified Substitute Mortgage Loan(s) and deliver or cause the delivery of such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement. Upon any substitution of one or more Qualified Substitute Mortgage Loans for a Deleted Mortgage Loan, such Qualified Substitute Mortgage Loan(s) shall become part of the Trust Fund and be subject to the terms of this Agreement in all respects.

If any Mortgage Loan that is part of a Crossed Mortgage Loan Group is required to be repurchased or substituted, the provisions of Section 2.03(h), Section 2.03(i) and Section 2.03(j) of the Pooling and Servicing Agreement shall apply.

(c)                The Responsible Repurchase Party shall be entitled, and the Purchaser shall cause the Pooling and Servicing Agreement to entitle the Responsible Repurchase Party, upon the date when the full amount of the Purchase Price or Substitution Shortfall Amount (as

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the case may be) for any Mortgage Loan repurchased or replaced as contemplated by this Section 5 has been deposited in the account designated therefor by the Trustee as the assignee of the Purchaser (or the Master Servicer on behalf of the Trustee) and, if applicable, receipt by the Trustee as the assignee of the Purchaser (or the Custodian) of the Mortgage File for each Qualified Substitute Mortgage Loan (if any) to be substituted for a Deleted Mortgage Loan, together with any certifications and/or opinions required pursuant to this Section 5 to be delivered by the Responsible Repurchase Party, to (i) a release of the Mortgage File and any other items required to be delivered by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement for the Deleted Mortgage Loan to the Responsible Repurchase Party or its designee, (ii) the execution and delivery of such instruments of release, transfer and/or assignment, in each case without recourse, as shall be prepared by the Responsible Repurchase Party and are reasonably necessary to vest in the Responsible Repurchase Party or its designee the ownership of such Deleted Mortgage Loan, and (iii) the execution and delivery of notice to the affected Mortgagor of the retransfer of such Deleted Mortgage Loan. In connection with any such repurchase or substitution by the Responsible Repurchase Party, the Purchaser shall also cause the Pooling and Servicing Agreement to require each of the Master Servicer and the Special Servicer to deliver to the Responsible Repurchase Party or its designee, and the Responsible Repurchase Party or its designee shall be entitled to delivery from the Master Servicer and the Special Servicer of, any portion of the related Servicing File, together with any Escrow Payments, reserve funds and any other items required to be delivered by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement, held by or on behalf of the Master Servicer or the Special Servicer, as the case may be, with respect to the Deleted Mortgage Loan, in each case at the expense of the Responsible Repurchase Party.

(d)               [Reserved.]

(e)                The Mortgage Loan Seller acknowledges and agrees that the Purchaser shall have no liability to the Mortgage Loan Seller or otherwise for any failure of the Mortgage Loan Seller or any other party to the Pooling and Servicing Agreement to perform its obligations provided for thereunder.

(f)                The Mortgage Loan Seller will provide the Responsible Repurchase Party copies of any 15Ga-1 Notice delivered to the Mortgage Loan Seller pursuant to the Pooling and Servicing Agreement. The Mortgage Loan Seller (to the extent it receives any request or demand, whether oral or written, that a Mortgage Loan be repurchased or replaced, whether arising from a Material Defect or other breach of a representation or warranty, such recipient a “Seller Request Recipient” and such request or demand, a “Repurchase Request”) agrees to provide to the Purchaser: (i) written notice of any Repurchase Request, which notice will specify if such Repurchase Request is a 15Ga-1 Notice; (ii) written notice of (A) the existence of any dispute regarding such Repurchase Request, whether written or oral, between such Seller Request Recipient and the Person making such Repurchase Request, (B) the expiration of any applicable Initial Cure Period, or, if applicable, any Extended Cure Period, (C) the withdrawal of such Repurchase Request by the Person making such Repurchase Request, (D) the rejection of such Repurchase Request by the Seller Request Recipient and (E) the repurchase or replacement of any Mortgage Loan pursuant to this Section 5 and Section 2.03 of the Pooling and Servicing Agreement; and (iii) upon reasonable request of the Purchaser (subject to Section 5(g)), such

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other information in the Seller Request Recipient’s possession as would be necessary to permit the Purchaser to comply with its obligations under Rule 15Ga-1 under the Exchange Act to disclose fulfilled and unfulfilled repurchase or replacement requests or demands of any Person relating to any Mortgage Loan or to comply with any other obligations applicable to it under law or regulation.

Each notice required to be delivered pursuant to this Section 5(f) may be delivered by electronic means. Each notice required to be delivered pursuant to clauses (i) and (ii) of the immediately preceding paragraph shall be given not later than the tenth (10th) Business Day after the event giving rise to the requirement for such notice and any information requested pursuant to clause (iii) of the immediately preceding paragraph shall be provided as promptly as practicable after such request is made. Each notice required to be delivered pursuant to clause (i) of the immediately preceding paragraph shall identify (a) the date on which such Repurchase Request was made, (b) the Mortgage Loan with respect to which such Repurchase Request was made, (c) the identity of the Person making such request, and (d) the basis, if any, asserted for such request by such Person. Each notice required to be delivered pursuant to clause (ii) of the immediately preceding paragraph shall identify (a) the date of such withdrawal, rejection, repurchase or replacement, or the date of the commencement of such dispute, as applicable, (b) if pertaining to a dispute, the nature of such dispute, (c) if pertaining to the expiration of an Initial Cure Period or an Extended Cure Period, the expiration date of such Initial Cure Period or, if applicable, an Extended Cure Period, (d) if pertaining to a withdrawal, the basis for such withdrawal given to the Seller Request Recipient or an indication that no basis was given by the Person withdrawing such Repurchase Request, (e) if pertaining to a rejection by the Seller Request Recipient, the basis for the Seller Request Recipient’s rejection and (f) if pertaining to a repurchase or replacement, the date of such repurchase or replacement.

(g)               Each of the Mortgage Loan Seller and the Purchaser acknowledge and agree that (i) a Repurchase Request Recipient under the Pooling and Servicing Agreement will not, in connection with providing the Mortgage Loan Seller or the Purchaser with any 15Ga-1 Notice under the Pooling and Servicing Agreement, be required to deliver any attorney-client privileged communication or any information protected by the attorney work product doctrine, (ii) any 15Ga-1 Notice delivered to the Mortgage Loan Seller or the Purchaser under the Pooling and Servicing Agreement is provided only to assist the Mortgage Loan Seller, the Purchaser and any of their respective Affiliates in complying with Rule 15Ga-1, Items 1104 and 1121 of Regulation AB and/or any other law or regulation, (iii) (A) no action taken by, or inaction of, a Repurchase Request Recipient and (B) no information provided to the Mortgage Loan Seller or the Purchaser pursuant to Section 2.02(g) of the Pooling and Servicing Agreement by a Repurchase Request Recipient, shall be deemed to constitute a waiver or defense to the exercise of any legal right the Repurchase Request Recipient may have with respect to this Agreement or the Pooling and Servicing Agreement and (iv) receipt of a 15Ga-1 Notice or delivery of any notice required to be delivered pursuant to Section 5(f) shall not in and of itself constitute delivery, or receipt, of notice of any Material Defect or knowledge on the part of the Mortgage Loan Seller or Responsible Repurchase Party of any Material Defect or admission by the Mortgage Loan Seller or Responsible Repurchase Party of the existence of any Material Defect.

(h)               The Mortgage Loan Seller shall provide to the Purchaser relevant portions of any Form ABS-15G that the Mortgage Loan Seller is required to file with the Commission

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pursuant to Rule 15Ga-1 under the Exchange Act (only to the extent that such portions relate to any Repurchase Request with respect to any Mortgage Loan) on or before the date that is five (5) Business Days prior to the date such Form ABS-15G is required to be filed with the Commission. Promptly upon request, the Purchaser shall provide or cause to be provided to the Mortgage Loan Seller such information regarding the principal balance of any Mortgage Loan as is necessary in order for the Mortgage Loan Seller to prepare any such Form ABS-15G.

(i)                 The Purchaser shall provide to the Mortgage Loan Seller any relevant portions of any Form ABS-15G that the Purchaser is required to file with the Commission pursuant to Rule 15Ga-1 under the Exchange Act (only to the extent that such portions relate to any Mortgage Loan and that was not provided by the Mortgage Loan Seller) on or before the date that is five (5) Business Days prior to the date such Form ABS-15G is required to be filed with the Commission. The Trust’s CIK# is 0001780678.

Section 6.                Closing. The closing of the sale of the Mortgage Loans (the “Closing”) shall be held at the offices of special counsel to the Purchaser at 10:00 a.m., New York City time, on the Closing Date.

The Closing shall be subject to each of the following conditions:

(i)                All of the representations and warranties of the Mortgage Loan Seller, each of the LC Guarantors and the Purchaser made pursuant to Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date (or as of such other specific date expressly contemplated by any such representation or warranty);

(ii)                The Pooling and Servicing Agreement and all other documents specified in Section 7 of this Agreement (collectively, the “Closing Documents”), in such forms as are agreed upon and reasonably acceptable to the Purchaser and, in the case of the Pooling and Servicing Agreement (insofar as such agreement affects the obligations of the Mortgage Loan Seller or any of the LC Guarantors hereunder or the rights of the Mortgage Loan Seller or any of the LC Guarantors as a third party beneficiary thereunder), to the Mortgage Loan Seller or any of the LC Guarantors, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

(iii)                The Mortgage Loan Seller shall have delivered and released to the Purchaser or its designee, all documents, funds and other assets required to be delivered thereto on or before the Closing Date pursuant to Section 2 of this Agreement;

(iv)                The result of any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

(v)                All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Mortgage Loan Seller shall have the ability to comply with all terms and

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conditions and perform all duties and obligations required to be complied with or performed by it after the Closing Date;

(vi)                The Mortgage Loan Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement;

(vii)                The Mortgage Loan Seller shall have received the purchase price for the Mortgage Loans, as contemplated by Section 1 of this Agreement;

(viii)                Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms;

(ix)                The Commission shall not have issued any stop order suspending the effectiveness of the Purchaser’s Registration Statement; and

(x)                Prior to the delivery of the Preliminary Prospectus to investors, an officer of the Mortgage Loan Seller shall have delivered to the Depositor a sub-certification (the “Mortgage Loan Seller Sub-Certification”) to the certification provided by the Chief Executive Officer of the Depositor to the Securities and Exchange Commission pursuant to Regulation AB.

Each of the parties agrees to use its commercially reasonable best efforts to perform its obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

Section 7.                Closing Documents. The Purchaser or its designee shall have received all of the following Closing Documents, in such forms as are agreed upon and acceptable to the Purchaser, the Underwriters, the Initial Purchasers and the Rating Agencies (collectively, the “Interested Parties”), and upon which the Interested Parties may rely:

(i)                This Agreement, duly executed by the Purchaser, the Mortgage Loan Seller and the LC Guarantors;

(ii)                The Indemnification Agreement, duly executed by the respective parties thereto;

(iii)                A Secretary’s Certificate substantially in the form of Exhibit D-1 hereto, executed by the Secretary or an assistant secretary of the Mortgage Loan Seller, in his or her individual capacity, and dated the Closing Date, and upon which the Interested Parties may rely, attaching thereto as exhibits (A) the resolutions of the board of directors of the Mortgage Loan Seller authorizing the Mortgage Loan Seller’s entering into the transactions contemplated by this Agreement and the Indemnification Agreement, and (B) the organizational documents of the Mortgage Loan Seller;

(iv)                A Certificate of an Authorized Person substantially in the form of Exhibit D-2 hereto, executed by an Authorized Person of LCFH, in his or her individual capacity, and dated the Closing Date, and upon which the Interested Parties may rely, attaching thereto as exhibits (A) the resolutions of the board of directors of LCFH

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authorizing such party’s entering into the transactions contemplated by this Agreement and the Indemnification Agreement, and (B) the organizational documents of LCFH;

(v)                An Officer’s Certificate substantially in the form of Exhibit D-3 hereto, executed by the Secretary or an assistant secretary of LC REIT, in his or her individual capacity, and dated the Closing Date, and upon which the Interested Parties may rely, attaching thereto as exhibits (A) the resolutions of the board of directors of LC REIT authorizing such party’s entering into the transactions contemplated by this Agreement and the Indemnification Agreement, and (B) the organizational documents of LCFH;

(vi)                An Officer’s Certificate substantially in the form of Exhibit D-4 hereto, executed by the Secretary or an assistant secretary of LC TRS, in his or her individual capacity, and dated the Closing Date, and upon which the Interested Parties may rely, attaching thereto as exhibits (A) the resolutions of the board of directors of LC TRS authorizing such party’s entering into the transactions contemplated by this Agreement and the Indemnification Agreement, and (B) the organizational documents of LCFH;

(vii)                A certificate of good standing with respect to the Mortgage Loan Seller issued by the Secretary of State of the State of Delaware not earlier than fifteen (15) days prior to the Closing Date, and upon which the Interested Parties may rely; and a certificate of good standing with respect to LCFH issued by the Secretary of the State of Delaware not earlier than fifteen (15) days prior to the Closing Date, and upon which the Interested Parties may rely;

(viii)                A certificate of the Mortgage Loan Seller substantially in the form of Exhibit D-5 hereto, executed by an executive officer of the Mortgage Loan Seller on the Mortgage Loan Seller’s behalf and dated the Closing Date, and upon which the Interested Parties may rely;

(ix)                A certificate of LCFH substantially in the form of Exhibit D-6 hereto, executed by an executive officer of LCFH on LCFH’s behalf and dated the Closing Date, and upon which the Interested Parties may rely;

(x)                A certificate of LC REIT substantially in the form of Exhibit D-7 hereto, executed by an executive officer of LC REIT on LC REIT’s behalf and dated the Closing Date, and upon which the Interested Parties may rely;

(xi)                A certificate of LC TRS substantially in the form of Exhibit D-8 hereto, executed by an executive officer of LC TRS on LC TRS’ behalf and dated the Closing Date, and upon which the Interested Parties may rely;

(xii)                A written opinion of in-house or independent counsel for the Mortgage Loan Seller and the LC Guarantors, dated the Closing Date and addressed to the Interested Parties and the Trustee, relating to the Mortgage Loan Seller’s and each LC Guarantor’s due authorization, execution and delivery of this Agreement and the Indemnification Agreement;

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(xiii)                A written opinion of special counsel for the Mortgage Loan Seller and the LC Guarantors, dated the Closing Date and addressed to the Interested Parties and the Trustee, relating to the enforceability of this Agreement against the Mortgage Loan Seller and each of the LC Guarantors;

(xiv)                A letter from special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Purchaser, the Underwriters (only with respect to the Preliminary Prospectus) and the Initial Purchasers (only with respect to the Preliminary Private Placement Memorandum), relating to the information regarding the Mortgage Loans set forth in agreed upon sections of the Preliminary Prospectus and in the Preliminary Private Placement Memorandum (as the case may be and as the same may be amended or supplemented on or before the pricing date for the Certificates) substantially to the effect that nothing has come to such special counsel’s attention that would lead such special counsel to believe that the agreed upon portions of the Preliminary Prospectus or the Preliminary Private Placement Memorandum (as applicable), at the time when sales to purchasers of the Certificates were first made, contained, with respect to the Mortgage Loan Seller or the Mortgage Loans, any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein relating to the Mortgage Loan Seller or the Mortgage Loans, the related borrowers or the related Mortgaged Properties, in the light of the circumstances under which they were made, not misleading;

(xv)                A letter from special counsel for the Mortgage Loan Seller and the LC Guarantors, dated the Closing Date and addressed to the Purchaser, the Underwriters (only with respect to the Prospectus) and the Initial Purchasers (only with respect to the Private Placement Memorandum), relating to the information regarding the Mortgage Loans set forth in agreed upon sections of the Prospectus and the Private Placement Memorandum (as the case may be and as the same may be amended or supplemented on or before the Closing Date) substantially to the effect that (a) nothing has come to such special counsel’s attention that would lead such special counsel to believe that the agreed upon portions of the Prospectus or the Private Placement Memorandum (as applicable) as of the date thereof or as of the Closing Date contained or contains, with respect to the Mortgage Loan Seller or the Mortgage Loans, the related borrowers or the related Mortgaged Properties, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Mortgage Loan Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading and (b) that, with respect to information regarding the Mortgage Loan Seller and the Mortgage Loans, the related borrowers or the related Mortgaged Properties, the Prospectus is appropriately responsive in all material respects to the applicable requirements of Regulation AB;

(xvi)                Copies of all other opinions rendered by counsel for the Mortgage Loan Seller to the Rating Agencies in connection with the transactions contemplated by this Agreement, including, but not limited to, with respect to the characterization of the transfer of the Mortgage Loans hereunder as a true sale, with each such opinion to be addressed to the other Interested Parties and the Trustee or accompanied by a letter

22

signed by such counsel stating that the other Interested Parties and the Trustee may rely on such opinion as if it were addressed to them as of the date thereof;

(xvii)                One or more agreed-upon procedures letters from a nationally recognized firm of certified public accountants acceptable to the Underwriters and the Initial Purchasers, dated (A) the date of the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and (B) the date of the Prospectus and the Private Placement Memorandum, respectively, and addressed to, and in form and substance acceptable to, the Interested Parties (other than the Rating Agencies), stating in effect that, using the assumptions and methodology used by the Mortgage Loan Seller, the Purchaser, the Underwriters or the Initial Purchasers, as applicable, all of which shall be described in such letters, and which shall include a comparison of certain mortgage loan-related documents to the information set forth in the Master Tape (as defined in the Indemnification Agreement), they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and set forth in the Prospectus and the Private Placement Memorandum, respectively, and have compared the results of their calculations to the corresponding items in the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and in the Prospectus and the Private Placement Memorandum, respectively, and found each such number and percentage set forth in the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and in the Prospectus and the Private Placement Memorandum, respectively, to be in agreement with the results of such calculations;

(xviii)                If any of the Certificates are “mortgage related securities” within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended, a certificate of the Mortgage Loan Seller regarding origination of the Mortgage Loans by specified originators as set forth in Section 3(a)(41) of the Exchange Act; and

(xix)                Such further certificates, opinions and documents as the Purchaser may reasonably request or any Rating Agency may require.

Section 8.                Additional Reporting Under Regulation AB. With respect to any period during which the Trust is subject to the reporting requirements of the Exchange Act, the Mortgage Loan Seller shall provide to the Purchaser and the Certificate Administrator any information that constitutes “Additional Form 10-D Information” or “Additional Form 10-K Information” but only if and to the extent that the Mortgage Loan Seller (or any originator of the Mortgage Loans sold by the Mortgage Loan Seller to the Depositor, if such originator constitutes an “originator” contemplated by Item 1110(b) of Regulation AB and such information is required to be reported with respect to such originator) is the applicable “Party Responsible” (solely in its capacity as a sponsor or originator (or as successor in interest to any predecessor originator), within the meaning of Regulation AB, of any Mortgage Loans) under the terms of Exhibit BB or Exhibit CC to the Pooling and Servicing Agreement (it being acknowledged that the Mortgage Loan Seller (solely in its capacity as a sponsor or originator (or as successor in interest to any predecessor originator), within the meaning of Regulation AB, of any Mortgage Loans) does not constitute the “Party Responsible” for any “Form 8-K Information” set forth on Exhibit DD of the Pooling and Servicing Agreement). In each case, such delivery shall be made

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in a form readily convertible to an EDGAR compatible form, or in such other form as otherwise agreed by the Purchaser, the Certificate Administrator and the Mortgage Loan Seller. In each case, such delivery shall be made not later than five (5) calendar days after the related Distribution Date (in the case of any such “Additional Form 10-D Information”), and no later than March 1 of each year subsequent to the fiscal year that the Trust is subject to the Exchange Act reporting requirements (in the case of any such “Additional Form 10-K Information”). In no event shall the Mortgage Loan Seller be required to provide any information that is not required to be reported on Form 10-D or Form 10-K, as the case may be, under the Exchange Act and the rules and regulations of the Commission thereunder.

In addition, with respect to any period during which the Trust is subject to the reporting requirements of the Exchange Act, the Mortgage Loan Seller shall reasonably cooperate with each of the Depositor, the Master Servicer and the Certificate Administrator, upon the reasonable request of such party, by providing all Mortgage Loan-related documents, data and information in the possession of the Seller at or prior to the Closing Date and necessary for the ongoing compliance by the Depositor and the Trust with the requirements of Form 10-D with respect to Items 1111 and 1125 of Regulation AB; provided that the Seller shall not be required to provide any documents that are proprietary to the related originator or the Seller or any draft documents, privileged or internal communications, credit underwriting or due diligence analysis.

Section 9.                Costs. Whether or not this Agreement is terminated, the Mortgage Loan Seller will pay its pro rata share (the Mortgage Loan Seller’s pro rata portion to be determined according to the percentage that the aggregate Cut-off Date Balance of all the Mortgage Loans represents as to the aggregate Cut-off Date Balance of all the mortgage loans of the Trust Fund (the “Cut-off Date Pool Balance”)) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and this Agreement and printing (or otherwise reproducing) and delivering the Certificates; (iii) the reasonable and documented set-up fees, costs and expenses of the Trustee, the Certificate Administrator and their respective counsel; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Mortgage Loan Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Preliminary Prospectus, the Preliminary Private Placement Memorandum, the Prospectus and the Private Placement Memorandum or any other marketing materials or structural and collateral term sheets (or any similar item), including the cost of obtaining any agreed-upon procedures letters with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering this Agreement and the furnishing to the Underwriters or the Initial Purchasers, as applicable, of such copies of the Preliminary Prospectus, the Preliminary Private Placement Memorandum, the Prospectus and the Private Placement Memorandum or any other marketing materials or

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structural and collateral term sheets (or any similar item) and this Agreement as the Underwriters and the Initial Purchasers may reasonably request; (viii) the fees of the rating agency or agencies engaged to consider rating the Certificates or hired and requested to rate the Certificates; (ix) all registration fees incurred by the Purchaser in connection with the filing of its Registration Statement allocable to the issuance of the Registered Certificates; (x) the upfront fee payable to the Asset Representations Reviewer on the Closing Date in the amount agreed by the parties hereto; and (xi) the reasonable fees and expenses of special counsel to the Purchaser.

Section 10.            Notices. All demands, notices and communications hereunder shall be in writing, and shall be deemed to have been duly given when delivered (or, in the case of facsimile or electronic notices, when received), if to the Purchaser (except as otherwise provided in Section 4(j)), addressed to the Purchaser at 375 Park Avenue, 2nd Floor, J0127-023, New York, New York 10152, Attention: A.J. Sfarra (with copies to the attention of Troy B. Stoddard, Esq., Senior Counsel, Wells Fargo Law Department, D1053-300, 301 South College St., Charlotte, North Carolina 28202), or such other address as may be designated by the Purchaser to the Mortgage Loan Seller in writing; or, if to the Mortgage Loan Seller or any of the LC Guarantors, addressed to such party at 345 Park Avenue, 8th Floor, New York, New York 10154, Attention: Pamela McCormack, with electronic copies to: Pamela McCormack (pamela.mccormack@laddercapital.com), Robert Perelman (robert.perelman@laddercapital.com), and David Traitel (david.traitel@laddercapital.com), or such other address as may be designated by the Mortgage Loan Seller or any such LC Guarantor to the Purchaser in writing.

Section 11.            Miscellaneous. Neither this Agreement nor any term or provision hereof may be changed, waived, discharged or terminated except by a writing signed by a duly authorized officer of the party against whom enforcement of such change, waiver, discharge or termination is sought to be enforced. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart of this Agreement. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder. The Mortgage Loan Seller shall be an express third party beneficiary to the Pooling and Servicing Agreement to the extent set forth therein. The Asset Representations Reviewer shall be an express third party beneficiary of Sections 4(i), 4(k), and 4(l) of this Agreement.

Section 12.            Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Mortgage Loan Seller or the LC Guarantors delivered pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser and by the Purchaser to the Trust, notwithstanding any restrictive or qualified endorsement or assignment in respect of any Mortgage Loan.

Section 13.            Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable

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shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

Section 14.            Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THE AGREEMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO ANY ACTION OR PROCEEDING REGARDING SUCH MATTERS MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, WITH RESPECT TO SUCH COURTS, THE DEFENSE OF AN INCONVENIENT FORUM; (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (V) WAIVES TO THE EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) RELATING TO OR ARISING OUT OF THIS AGREEMENT.

Section 15.            Further Assurances. The Mortgage Loan Seller and the Purchaser each agrees to execute and deliver such instruments and take such further actions as any other party hereto may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

Section 16.            Successors and Assigns. The rights and obligations of the Mortgage Loan Seller or any of the LC Guarantors under this Agreement shall not be assigned by the Mortgage Loan Seller or such LC Guarantor without the prior written consent of the Purchaser, except that any person into which the Mortgage Loan Seller or any of the LC Guarantors may be merged or consolidated, or any person resulting from any merger, conversion or consolidation to which the Mortgage Loan Seller or any of the LC Guarantors is a party, or any person succeeding to all or substantially all of the business of the Mortgage Loan Seller or

26

any of the LC Guarantors, shall be the successor to the Mortgage Loan Seller or such LC Guarantor, as the case may be, hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser is expressly authorized to assign its rights under this Agreement, in whole or in part, to the Trustee for the benefit of the registered holders and beneficial owners of the Certificates. To the extent of any such assignment, the Trustee, for the benefit of the registered holders and beneficial owners of the Certificates, shall be the Purchaser hereunder. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller, the LC Guarantors and the Purchaser, and their respective successors and permitted assigns.

Section 17.            Information. The Mortgage Loan Seller shall provide the Purchaser with such information about itself, the Mortgage Loans and the underwriting and servicing procedures applicable to the Mortgage Loans as is (i) required under the provisions of Regulation AB, (ii) required by a Rating Agency or a governmental agency or body or (iii) reasonably requested by the Purchaser for use in a private disclosure document.

Section 18.            Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the matters addressed herein, and this Agreement supersedes any prior agreements and/or understandings, written or oral, with respect to such matters; provided, however, that in no event shall this provision be construed to limit the effect of the Indemnification Agreement or the memorandum of understanding dated July 16, 2019, between the Mortgage Loan Seller, the Purchaser and certain other parties or any separate acknowledgments and agreements executed and delivered pursuant to such memorandum of understanding.

Section 19.            Obligations of the LC Guarantors. For value received, the receipt and sufficiency of which are hereby acknowledged, LCFH, a limited liability limited partnership duly organized under the laws of the State of Delaware, LC REIT, a series of LCFH, and LC TRS, a series of LCFH, hereby absolutely and unconditionally guarantee, jointly and severally, the prompt and complete payment when due of the obligations and liabilities, whether now in existence or hereafter arising, of the Mortgage Loan Seller, an indirect wholly owned subsidiary of LCFH, to the Purchaser (i) arising out of or under Sections 5 and 9 of this Agreement and (ii) that are owed under such Sections 5 and 9 to the Purchaser or any of its successors and permitted assigns under this Agreement (collectively, the “Obligations”). The guaranty provided for in this Section 19 is one of payment and not of collection. Each of the LC Guarantors hereby waives notice of acceptance of the guaranty provided for in this Section 19 and notice of any of the Obligations to which it may apply, and waives diligence, presentment, demand for payment, protest, notice of protest, notice of dishonor or non-payment of any Obligation, suit or the taking of other action by the Purchaser against, and any other notice to, the Mortgage Loan Seller, any of the LC Guarantors or others.

Each of the LC Guarantors hereby waives any defense arising by reason of, and any and all right to assert against the Purchaser any claim or defense based upon, an election of remedies by the Purchaser which in any manner impairs, affects, reduces, releases, destroys and/or extinguishes the rights of any of the LC Guarantors to proceed against the Mortgage Loan Seller or any other guarantor for reimbursement or contribution, and/or any other rights of the

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Purchaser to proceed against the Mortgage Loan Seller, any other guarantor, or any other Person or security.

Each of the LC Guarantors acknowledges that it is presently informed of the financial condition of the Mortgage Loan Seller and of all other circumstances which diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations.

When pursuing its rights and remedies hereunder against any of the LC Guarantors, the Purchaser may, but shall be under no obligation to, pursue such rights and remedies that the Purchaser may have against the Mortgage Loan Seller or any other Person or any security or other guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Purchaser to pursue such other rights or remedies or to collect any payments from the Mortgage Loan Seller or any such other Person or to realize upon any security or other guarantee or to exercise any such right of offset, or any release of the Mortgage Loan Seller or any such other Person or security or other guarantee or right of offset, shall not relieve such LC Guarantor, of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Purchaser against such LC Guarantor.

Section 20.            Recognition of U.S. Special Resolution Regimes.

(i)                In the event a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of this Agreement (and any interest and obligation in or under, and any property securing, this Agreement) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement (and any interest and obligation in or under, and any property securing, this Agreement) were governed by the laws of the United States or a State of the United States.

(ii)                In the event that a Covered Party or any BHC Affiliate of such Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a State of the United States.

“BHC Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. §1841(k).

“Covered Party” means any party to this Agreement that is one of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b), or any subsidiary of such a covered bank to which 12 C.F.R. Part 47 applies in accordance with 12 C.F.R. §47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable.

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“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

Section 21.            Limitation on the Exercise of Certain Rights Related to Affiliate Insolvency Proceedings. (a)  Notwithstanding anything to the contrary in this Agreement or any other agreement, but subject to the requirements of Section 20, no party to this Agreement shall be permitted to exercise any Default Right against a Covered Party with respect to this Agreement that is related, directly or indirectly, to a BHC Affiliate of such party becoming subject to a receivership, insolvency, liquidation, resolution, or similar proceeding (each an “Insolvency Proceeding”), except to the extent the exercise of such Default Right would be permitted under the creditor protection provisions of 12 C.F.R. § 252.84, 12 C.F.R. § 47.5, or 12 C.F.R. § 382.4, as applicable.

(b)               After a BHC Affiliate of a Covered Party has become subject to Insolvency Proceedings, if any party to this Agreement seeks to exercise any Default Right against such Covered Party with respect to this Agreement, the party seeking to exercise a Default Right shall have the burden of proof, by clear and convincing evidence, that the exercise of such Default Right is permitted hereunder.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Mortgage Loan Seller, LCFH, LC REIT, LC TRS and the Purchaser have caused this Agreement to be duly executed by their respective officers as of the day and year first written above.

LADDER CAPITAL FINANCE LLC

By:	/s/ David M. Traitel
Name: David M. Traitel
Title: Managing Director

WFCM 2019- C52 – Mortgage Loan Purchase Agreement (LCF)

LADDER CAPITAL FINANCE HOLDINGS LLLP

By:	/s/ Marc Fox
Name: Marc Fox
Title: Chief Financial Officer

WFCM 2019- C52 – Mortgage Loan Purchase Agreement (LCF)

SERIES REIT OF LADDER CAPITAL FINANCE HOLDINGS LLLP

By:	/s/ Marc Fox
Name: Marc Fox
Title: Chief Financial Officer

WFCM 2019- C52 – Mortgage Loan Purchase Agreement (LCF)

SERIES TRS OF LADDER CAPITAL FINANCE HOLDINGS LLLP

By:	/s/ Marc Fox
Name: Marc Fox
Title: Chief Financial Officer

WFCM 2019- C52 – Mortgage Loan Purchase Agreement (LCF)

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: President

WFCM 2019- C52 – Mortgage Loan Purchase Agreement (LCF)

EXHIBIT A

MORTGAGE LOAN SCHEDULE

Exh. A-1

Wells Fargo Commercial Mortgage Trust 2019-C52

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Address	City	State	Zip Code	County	General Property Type	Number of Units	Unit of Measure	Original Principal Balance ($)	Cut-off Date Principal Balance ($)	Loan Amortization Type	Monthly P&I Payment ($)	Interest Accrual Basis	Mortgage Rate	Administrative Fee Rate	Net Mortgage Rate	Payment Due Date	Stated Maturity Date or Anticipated Repayment Date	ARD Loan Maturity Date	ARD Mortgage Rate After Anticipated Repayment Date
16	LCF	Triyar Portfolio III	Various	Various	Various	Various	Various	Industrial	748,906	Sq. Ft.	20,983,000.00	20,931,932.66	Amortizing Balloon	108,321.87	Actual/360	4.6600000%	0.0155000%	4.6445000%	6	6/6/2029	NAP	NAP
16.01	LCF	Greenville	5805 Jaysville Street	Greenville	OH	45331	Darke	Industrial	243,840	Sq. Ft.	7,788,000.00
16.02	LCF	Rantoul	1924 County Road	Rantoul	IL	61866	Champaign	Industrial	303,826	Sq. Ft.	5,315,000.00
16.03	LCF	Wichita	3737 S Midco Street	Wichita	KS	67215	Sedgwick	Industrial	73,740	Sq. Ft.	4,171,000.00
16.04	LCF	Richland	500 U.S. 49 Frontage Road	Richland	MS	39218	Rankin	Industrial	127,500	Sq. Ft.	3,709,000.00
20	LCF	The Beacon	1039 Grant Street	Atlanta	GA	30315	Fulton	Mixed Use	75,910	Sq. Ft.	17,500,000.00	17,500,000.00	Interest-only, Amortizing Balloon	90,477.84	Actual/360	4.6730000%	0.0155000%	4.6575000%	6	8/6/2029	NAP	NAP
22	LCF	Bloomfield Square Apartments	3161 Bloomfield Lane	Auburn Hills	MI	48326	Oakland	Multifamily	259	Units	17,000,000.00	17,000,000.00	Interest-only, Balloon	66,396.81	Actual/360	4.6100000%	0.0155000%	4.5945000%	6	8/6/2029	NAP	NAP
23	LCF	Lehigh Student Housing Portfolio	Various	Bethlehem	PA	18015	Northampton	Multifamily	219	Beds	16,000,000.00	16,000,000.00	Interest-only, Amortizing Balloon	83,463.57	Actual/360	4.7500000%	0.0155000%	4.7345000%	6	8/6/2029	NAP	NAP
26	LCF	Best Western Colorado Springs Portfolio	Various	Colorado Springs	CO	Various	El Paso	Hospitality	183	Rooms	12,500,000.00	12,486,083.50	Amortizing Balloon	65,583.17	Actual/360	4.8000000%	0.0155000%	4.7845000%	6	7/6/2029	NAP	NAP
26.01	LCF	Best Western Plus Peak Vista	7265 Commerce Center Drive	Colorado Springs	CO	80919	El Paso	Hospitality	99	Rooms	7,482,000.00
26.02	LCF	Best Western Executive Inn & Suites	1440 Harrison Road	Colorado Springs	CO	80905	El Paso	Hospitality	84	Rooms	5,018,000.00
31	LCF	Central Park Plaza	26211 Central Park Boulevard	Southfield	MI	48076	Oakland	Office	115,276	Sq. Ft.	9,250,000.00	9,250,000.00	Amortizing Balloon	49,102.01	Actual/360	4.4500000%	0.0655000%	4.3845000%	6	8/6/2029	NAP	NAP
32	LCF	Cedar Crest	1031 West Main Street	Lebanon	TN	37087	Wilson	Retail	149,932	Sq. Ft.	9,000,000.00	8,990,659.52	Amortizing Balloon	48,865.48	Actual/360	5.1000000%	0.0155000%	5.0845000%	6	7/6/2029	NAP	NAP
44	LCF	810 Lufkin Road	810 Lufkin Road	Apex	NC	27539	Wake	Industrial	150,832	Sq. Ft.	6,300,000.00	6,300,000.00	Interest-only, Amortizing Balloon	33,053.92	Actual/360	4.8000000%	0.0155000%	4.7845000%	6	6/6/2029	NAP	NAP
48	LCF	67 Forest Street	67 Forest Street	Marlborough	MA	01752	Middlesex	Office	62,610	Sq. Ft.	5,750,000.00	5,743,389.88	Amortizing Balloon	29,683.59	Actual/360	4.6600000%	0.0155000%	4.6445000%	6	7/6/2029	NAP	NAP
49	LCF	Lofts at Ionia	1 Ionia Avenue SW	Grand Rapids	MI	49503	Kent	Multifamily	23	Units	5,500,000.00	5,500,000.00	Interest-only, Balloon	22,133.68	Actual/360	4.7500000%	0.0155000%	4.7345000%	6	8/6/2029	NAP	NAP
53	LCF	Jefferson Storage	4215 Baileys Ridge Boulevard	Prince George	VA	23875	Prince George	Self Storage	61,375	Sq. Ft.	4,700,000.00	4,700,000.00	Interest-only, Amortizing Balloon	24,375.98	Actual/360	4.7000000%	0.0155000%	4.6845000%	6	8/6/2029	NAP	NAP
56	LCF	Walgreens Elkton	301 East Pulaski Highway	Elkton	MD	21921	Cecil	Retail	13,706	Sq. Ft.	4,250,000.00	4,250,000.00	Interest-only, ARD	16,768.43	Actual/360	4.6570000%	0.0155000%	4.6415000%	6	8/6/2029	10/6/2033	8.6570%
57	LCF	Superior Storage Cheyenne	4405 Van Buren Avenue	Cheyenne	WY	82001	Laramie	Self Storage	493	Units	4,200,000.00	4,200,000.00	Interest-only, Balloon	16,902.08	Actual/360	4.7500000%	0.0155000%	4.7345000%	6	6/6/2029	NAP	NAP
59	LCF	County Fair Market Place	1320 Highway 15 S	Hutchinson	MN	55350	McLeod	Retail	56,577	Sq. Ft.	3,640,000.00	3,640,000.00	Interest-only, Amortizing Balloon	18,769.18	Actual/360	4.6500000%	0.0555000%	4.5945000%	6	7/6/2029	NAP	NAP
63	LCF	Walgreens Spartanburg	2198 Southport Road	Spartanburg	SC	29306	Spartanburg	Retail	14,820	Sq. Ft.	3,250,000.00	3,250,000.00	Interest-only, ARD	12,492.50	Actual/360	4.5370000%	0.0155000%	4.5215000%	6	8/6/2029	3/6/2033	8.5370%
67	LCF	Dollar General Houghton Lake	1011 Byron Avenue	Houghton Lake	MI	48629	Roscommon	Retail	9,100	Sq. Ft.	931,000.00	931,000.00	Interest-only, ARD	4,361.86	Actual/360	5.5300000%	0.0155000%	5.5145000%	6	8/6/2029	12/6/2033	9.5300%

Wells Fargo Commercial Mortgage Trust 2019-C52

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Original Term to Maturity or ARD (Mos.)	Remaining Term to Maturity or ARD (Mos.)	Amortization Term (Original) (Mos.)	Amortization Term (Remaining) (Mos.)	Cross Collateralized and Cross Defaulted Loan Flag	Prepayment Provisions	Ownership Interest	Grace Period Late (Days)	Engineering Escrow / Deferred Maintenance ($)	Tax Escrow (Initial)	Monthly Tax Escrow ($)	Tax Escrow - Cash or LoC	Tax Escrow - LoC Counterparty	Insurance Escrow (Initial)	Monthly Insurance Escrow ($)	Insurance Escrow - Cash or LoC	Insurance Escrow - LoC Counterparty	Upfront Replacement Reserve ($)
16	LCF	Triyar Portfolio III	120	118	360	358	NAP	L(26),D(90),O(4)	Fee	0	106,140	166,447	23,778	Cash	NAP	69,440	17,360	Cash	NAP	0
16.01	LCF	Greenville
16.02	LCF	Rantoul
16.03	LCF	Wichita
16.04	LCF	Richland
20	LCF	The Beacon	120	120	360	360	NAP	L(24),D(92),O(4)	Fee	0	0	61,154	5,559	Cash	NAP	27,125	2,087	Cash	NAP	0
22	LCF	Bloomfield Square Apartments	120	120	IO	IO	NAP	L(24),D(92),O(4)	Fee	0	0	22,580	22,580	Cash	NAP	56,838	4,737	Cash	NAP	0
23	LCF	Lehigh Student Housing Portfolio	120	120	360	360	NAP	L(24),D(92),O(4)	Fee	0	30,912	84,316	10,540	Cash	NAP	11,880	3,960	Cash	NAP	0
26	LCF	Best Western Colorado Springs Portfolio	120	119	360	359	NAP	L(25),D(91),O(4)	Fee	5	16,140	25,931	8,644	Cash	NAP	13,429	6,715	Cash	NAP	100,000
26.01	LCF	Best Western Plus Peak Vista
26.02	LCF	Best Western Executive Inn & Suites
31	LCF	Central Park Plaza	120	120	324	324	NAP	L(24),D(92),O(4)	Fee	0	0	15,789	15,789	Cash	NAP	27,816	2,318	Cash	NAP	0
32	LCF	Cedar Crest	120	119	360	359	NAP	L(25),D(88),O(7)	Fee	0	0	57,119	8,160	Cash	NAP	8,007	2,002	Cash	NAP	0
44	LCF	810 Lufkin Road	120	118	360	360	NAP	L(26),D(91),O(3)	Fee	0	0	18,178	1,653	Cash	NAP	3,225	1,613	Cash	NAP	0
48	LCF	67 Forest Street	120	119	360	359	NAP	L(25),D(91),O(4)	Fee	0	68,129	44,193	11,048	Cash	NAP	3,378	676	Cash	NAP	25,044
49	LCF	Lofts at Ionia	120	120	IO	IO	NAP	L(24),D(92),O(4)	Fee	0	113,474	26,558	6,853	Cash	NAP	6,626	736	Cash	NAP	0
53	LCF	Jefferson Storage	120	120	360	360	NAP	L(24),D(92),O(4)	Fee	0	5,000	6,031	1,508	Cash	NAP	4,348	870	Cash	NAP	0
56	LCF	Walgreens Elkton	120	120	IO	IO	NAP	YM(24),YM or D(89),O(7)	Fee	0	0	0	0	NAP	NAP	0	0	NAP	NAP	0
57	LCF	Superior Storage Cheyenne	120	118	IO	IO	NAP	L(26),D(90),O(4)	Fee	0	0	6,449	2,150	Cash	NAP	4,533	567	Cash	NAP	0
59	LCF	County Fair Market Place	120	119	360	360	NAP	L(25),D(91),O(4)	Fee	0	0	60,070	12,014	Cash	NAP	1,796	898	Cash	NAP	0
63	LCF	Walgreens Spartanburg	120	120	IO	IO	NAP	YM(24),YM or D(89),O(7)	Fee	0	0	0	0	NAP	NAP	0	0	NAP	NAP	0
67	LCF	Dollar General Houghton Lake	120	120	IO	IO	NAP	YM(24),YM or D(89),O(7)	Fee	0	20,000	4,000	333	Cash	NAP	0	0	NAP	NAP	0

Wells Fargo Commercial Mortgage Trust 2019-C52

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Monthly Replacement Reserve ($)(15)	Replacement Reserve Cap ($)	Replacement Reserve Escrow - Cash or LoC	Replacement Reserve Escrow - LoC Counterparty	Upfront TI/LC Reserve ($)	Monthly TI/LC Reserve ($)	TI/LC Reserve Cap ($)	TI/LC Escrow - Cash or LoC	TI/LC Escrow - LoC Counterparty	Debt Service Escrow (Initial) ($)	Debt Service Escrow (Monthly) ($)	Debt Service Escrow - Cash or LoC	Debt Service Escrow - LoC Counterparty	Other Escrow I Reserve Description
16	LCF	Triyar Portfolio III	6,241	0	Cash	NAP	0	12,846	750,000	Cash	NAP	0	0	NAP	NAP	Tenant Allowance ($500,000.00); Tenant Allowance Escrow ($170,000.00); Seller Credits ($350,000.00)
16.01	LCF	Greenville
16.02	LCF	Rantoul
16.03	LCF	Wichita
16.04	LCF	Richland
20	LCF	The Beacon	948	0	Cash	NAP	614,848	5,377	0	Cash	NAP	0	0	NAP	NAP	Holdback Reserve
22	LCF	Bloomfield Square Apartments	0	0	NAP	NAP	0	0	0	NAP	NAP	0	0	NAP	NAP	Property Improvement Reserve
23	LCF	Lehigh Student Housing Portfolio	2,738	0	Cash	NAP	0	0	0	NAP	NAP	0	0	NAP	NAP	Radon Holdback
26	LCF	Best Western Colorado Springs Portfolio	1/12th of 4.0% of EGI	0	Cash	NAP	0	0	0	NAP	NAP	0	0	NAP	NAP	Seasonality Reserve
26.01	LCF	Best Western Plus Peak Vista
26.02	LCF	Best Western Executive Inn & Suites
31	LCF	Central Park Plaza	1,921	100,000	Cash	NAP	0	8,334	400,000	Cash	NAP	0	0	NAP	NAP	Outstandng TI/LC Reserve
32	LCF	Cedar Crest	1,874	0	Cash	NAP	0	6,247	250,000	Cash	NAP	0	0	NAP	NAP	Big Lots Reserve
44	LCF	810 Lufkin Road	2,514	0	Cash	NAP	170,000	1,257	0	Cash	NAP	0	0	NAP	NAP	Free Rent Funds ($29,414.00); Escrow Funds ($975,000.00)
48	LCF	67 Forest Street	1,044	25,044	Cash	NAP	94,000	2,609	94,000	Cash	NAP	0	0	NAP	NAP	Outstandng TI/LC Reserve
49	LCF	Lofts at Ionia	871	0	Cash	NAP	0	1,471	0	Cash	NAP	0	0	NAP	NAP	NAP
53	LCF	Jefferson Storage	769	0	Cash	NAP	0	0	0	NAP	NAP	0	0	NAP	NAP	NAP
56	LCF	Walgreens Elkton	0	0	NAP	NAP	0	0	0	NAP	NAP	0	0	NAP	NAP	NAP
57	LCF	Superior Storage Cheyenne	1,246	0	Cash	NAP	0	0	0	NAP	NAP	0	0	NAP	NAP	NAP
59	LCF	County Fair Market Place	471	0	Cash	NAP	0	1,650	0	Cash	NAP	0	0	NAP	NAP	Payment Reserve
63	LCF	Walgreens Spartanburg	0	0	NAP	NAP	0	0	0	NAP	NAP	0	0	NAP	NAP	NAP
67	LCF	Dollar General Houghton Lake	0	0	NAP	NAP	0	0	0	NAP	NAP	0	0	NAP	NAP	NAP

Wells Fargo Commercial Mortgage Trust 2019-C52

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Other Escrow I (Initial) ($)	Other Escrow I (Monthly) ($)(11)(16)	Other Escrow I Cap ($)	Other Escrow I Escrow - Cash or LoC	Other Escrow I - LoC Counterparty	Other Escrow II Reserve Description
16	LCF	Triyar Portfolio III	1,020,000	0	0	Cash	NAP	Free Rent Reserve ($97,162.77); Rantoul Environmental Reserve ($40,625)
16.01	LCF	Greenville
16.02	LCF	Rantoul
16.03	LCF	Wichita
16.04	LCF	Richland
20	LCF	The Beacon	1,250,000	0	0	Cash	NAP	Cash Flow Reserve
22	LCF	Bloomfield Square Apartments	1,315,000	0	0	Cash	NAP	Payment Reserve
23	LCF	Lehigh Student Housing Portfolio	28,463	0	0	Cash	NAP	AST & Damaged Asbestos ($18,400.00); Asbestos Remediation ($2,300.00)
26	LCF	Best Western Colorado Springs Portfolio	0	The seasonality reserve is set up such that there are fixed deposits of $25,931 in good months (March through October of each calendar year) and fixed disbursements in seasonal months (November through February) per a schedule to be attached to the loan agreement. Notwithstanding the foregoing, during the first two months of the Loan term, deposits of $103,726 will be collected in order to fill the reserve up to the anticipated shortfall amount for the seasonal months by the September payment date.	0	Cash	NAP	NAP
26.01	LCF	Best Western Plus Peak Vista
26.02	LCF	Best Western Executive Inn & Suites
31	LCF	Central Park Plaza	259,800	0	0	Cash	NAP	Payment Reserve ($49,102.01); Free Rent Reserve ($118,564.00)
32	LCF	Cedar Crest	100,000	0	0	Cash	NAP	Free Rent ($25,707.00); Outstanding LC Reserve ($4,406.00)
44	LCF	810 Lufkin Road	1,004,414	0	0	Cash	NAP	Collateral Reserve
48	LCF	67 Forest Street	361,715	0	0	Cash	NAP	NAP
49	LCF	Lofts at Ionia	0	0	0	NAP	NAP	NAP
53	LCF	Jefferson Storage	0	0	0	NAP	NAP	NAP
56	LCF	Walgreens Elkton	0	0	0	NAP	NAP	NAP
57	LCF	Superior Storage Cheyenne	0	0	0	NAP	NAP	NAP
59	LCF	County Fair Market Place	14,575	0	0	Cash	NAP	NAP
63	LCF	Walgreens Spartanburg	0	0	0	NAP	NAP	NAP
67	LCF	Dollar General Houghton Lake	0	0	0	NAP	NAP	NAP

Wells Fargo Commercial Mortgage Trust 2019-C52

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Other Escrow II (Initial) ($)	Other Escrow II (Monthly) ($)	Other Escrow II Cap ($)	Other Escrow II Escrow - Cash or LoC	Other Escrow II - LoC Counterparty	Holdback	Secured by LOC (Y/N)	LOC Amount	Type of Lockbox	Borrower Name	Sponsor Name	Servicing Fee Rate
16	LCF	Triyar Portfolio III	137,788	0	0	Cash	NAP	NAP	N		Soft/Springing Cash Management	Midco Wichita Properties, LLC; Frontage Richland Properties, LLC; CR Rantoul Properties, LLC; Jaysville Greenville Properties, LLC	Bob Yari	0.00500%
16.01	LCF	Greenville
16.02	LCF	Rantoul
16.03	LCF	Wichita
16.04	LCF	Richland
20	LCF	The Beacon	350,000	0	0	Cash	NAP	NAP	N		Springing	1039 Grant, LLC	Philippe Pellerin	0.00500%
22	LCF	Bloomfield Square Apartments	66,215	0	0	Cash	NAP	NAP	N		Soft/Springing Cash Management	Bloomfield Square Holdings, LLC	John Beale	0.00500%
23	LCF	Lehigh Student Housing Portfolio	20,700	0	0	Cash	NAP	NAP	N		Soft/Springing Cash Management	SPG Lehigh Equities LLC	Elias Zakay; The Elias Zakay Revocable Family Trust Dated August 29, 2014	0.00500%
26	LCF	Best Western Colorado Springs Portfolio	0	0	0	NAP	NAP	NAP	N		Hard/Springing Cash Management	BW Monument Hotel Owner, LLC; BW Harrison Hotel Owner, LLC	Timothy O'Byrne	0.00500%
26.01	LCF	Best Western Plus Peak Vista
26.02	LCF	Best Western Executive Inn & Suites
31	LCF	Central Park Plaza	167,666	0	0	Cash	NAP	NAP	N		Soft/Springing Cash Management	CPP Southfield SPE, LLC	Gregory M. Boll	0.05500%
32	LCF	Cedar Crest	30,113	0	0	Cash	NAP	NAP	N		Soft/Springing Cash Management	BVC Cedar Crest SPE LLC	Jeffrey Rosenberg; Jason Nidiffer; Michael Rosenberg	0.00500%
44	LCF	810 Lufkin Road	0	0	0	NAP	NAP	NAP	N		Springing	LM Lufkin Road, LLC	John V. Livanos; Jared L. Marcus	0.00500%
48	LCF	67 Forest Street	0	0	0	NAP	NAP	NAP	N		Springing	67 Forest Street, LLC	Andrew J. Segal	0.00500%
49	LCF	Lofts at Ionia	0	0	0	NAP	NAP	NAP	N		Soft/Springing Cash Management	Ionia Ventures Holdings, LLC	Jeffrey L. Baker; Raymond A. Lanning	0.00500%
53	LCF	Jefferson Storage	0	0	0	NAP	NAP	NAP	N		Springing	Clayton Holdings, LLC; Jefferson Park Storage, LLC	James L. Clayton	0.00500%
56	LCF	Walgreens Elkton	0	0	0	NAP	NAP	NAP	N		Hard/Upfront Cash Management	LWAGEKMD LLC	Ladder Capital CRE Equity LLC	0.00500%
57	LCF	Superior Storage Cheyenne	0	0	0	NAP	NAP	NAP	N		Springing	Cheyenne Storage Investors, LLC	Matthew N. Follett; Matthew L. Garibaldi	0.00500%
59	LCF	County Fair Market Place	0	0	0	NAP	NAP	NAP	N		Springing	Papania Investments, LLC	Barbara Leonard	0.04500%
63	LCF	Walgreens Spartanburg	0	0	0	NAP	NAP	NAP	N		Hard/Upfront Cash Management	LWAGSBSC LLC	Ladder Capital CRE Equity LLC	0.00500%
67	LCF	Dollar General Houghton Lake	0	0	0	NAP	NAP	NAP	N		Hard/Upfront Cash Management	LDG Houghton Lake MI LLC	Ladder Capital CRE Equity LLC	0.00500%

EXHIBIT B-1

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE MORTGAGE LOAN SELLER

The Mortgage Loan Seller hereby represents and warrants that, as of the date hereof:

(a)                The Mortgage Loan Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)               The Mortgage Loan Seller’s execution and delivery of, performance under, and compliance with this Agreement, will not violate the Mortgage Loan Seller’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Mortgage Loan Seller, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

(c)                The Mortgage Loan Seller has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

(d)               This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, fraudulent transfer, insolvency, reorganization, receivership, moratorium, liquidation, conservatorship and other laws affecting the enforcement of creditors’ rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations.

(e)                The Mortgage Loan Seller is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Mortgage Loan Seller’s good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

(f)                No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Mortgage Loan Seller of the transactions contemplated herein, except for (A) those consents, approvals, authorizations or orders that previously have been obtained and (B) those filings and

Exh. B-1-1

recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

(g)               No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Mortgage Loan Seller’s knowledge, threatened against the Mortgage Loan Seller that, if determined adversely to the Mortgage Loan Seller, would prohibit the Mortgage Loan Seller from entering into this Agreement or that, in the Mortgage Loan Seller’s good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

(h)               The transfer of the Mortgage Loans to the Purchaser as contemplated herein is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

(i)                 The Mortgage Loan Seller is not transferring the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud its present or future creditors.

(j)                 The Mortgage Loan Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, its transfer of the Mortgage Loans to the Purchaser, as contemplated herein.

(k)               After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Mortgage Loan Seller’s assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Mortgage Loan Seller’s debts and obligations, including contingent and unliquidated debts and obligations of the Mortgage Loan Seller, and the Mortgage Loan Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business.

(l)                 The Mortgage Loan Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

(m)             No proceedings looking toward liquidation, dissolution or bankruptcy of the Mortgage Loan Seller are pending or contemplated.

(n)               The principal place of business and chief executive office of the Mortgage Loan Seller is located in the State of New York.

(o)               The consideration received by the Mortgage Loan Seller upon the sale of the Mortgage Loans constitutes at least fair consideration and reasonably equivalent value for such Mortgage Loans.

Exh. B-1-2

EXHIBIT B-2

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE PURCHASER

The Purchaser hereby represents and warrants that, as of the date hereof:

(a)                The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina.

(b)               The Purchaser’s execution and delivery of, performance under, and compliance with this Agreement, will not violate the Purchaser’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Purchaser, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this Agreement.

(c)                This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors’ rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

(d)               No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Purchaser’s knowledge, threatened against the Purchaser that, if determined adversely to the Purchaser, would prohibit the Purchaser from entering into this Agreement or that, in the Purchaser’s good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement.

(e)                The Purchaser has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

(f)                The Purchaser is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser’s good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this Agreement.

(g)               The Purchaser (A) prepared one or more reports on Form ABS-15G (each, a “Form 15G”) containing the findings and conclusions of the Accountants’ Due Diligence Report and meeting the requirements of that Form 15G, Rule 15Ga-2, and any

Exh. B-2-1

other rules and regulations of the Commission and the Exchange Act; (B) provided a copy of the final draft of each such Form 15G to WFS at least six (6) business days before the first sale in the offering contemplated by the Prospectus and Private Placement Memorandum; and (C) furnished each such Form 15G to the Commission on EDGAR at least five (5) business days before the first sale in the offering contemplated by the Prospectus and Private Placement Memorandum as required by Rule 15Ga-2.

(h)               The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Mortgage Loan Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or consummation of any of the transactions contemplated hereby.

Exh B-2-2

EXHIBIT B-3

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO LCFH

LCFH hereby represents and warrants that, as of the date hereof:

(a)                LCFH is a limited liability limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)               LCFH’s execution and delivery of, performance under, and compliance with this Agreement, will not violate LCFH’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of LCFH, is likely to affect materially and adversely the ability of LCFH to perform its obligations under this Agreement.

(c)                LCFH has the full limited liability limited partnership power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

(d)               This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of LCFH, enforceable against LCFH in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors’ rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

(e)                LCFH is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in LCFH’s good faith and reasonable judgment, is likely to affect materially and adversely the ability of LCFH to perform its obligations under this Agreement.

(f)                No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by LCFH of the transactions contemplated herein, except for (A) those consents, approvals, authorizations or orders that previously have been obtained and (B) those filings and recordings of Mortgage Loan Documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of LCFH’s knowledge, threatened against LCFH that, if determined adversely to LCFH, would prohibit LCFH from entering into this Agreement or that, in LCFH’s good faith and reasonable

Exh. B-3-1

judgment, is likely to materially and adversely affect the ability of LCFH to perform its obligations under this Agreement.

Exh. B-3-2

EXHIBIT B-4

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO LC REIT

LC REIT hereby represents and warrants that, as of the date hereof:

(a)                LC REIT is a series of LCFH, a Delaware limited liability limited partnership, and is duly established pursuant to Section 17-218 of the Delaware Revised Uniform Limited Partnership Act. LCFH is duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)               LC REIT’s execution and delivery of, performance under, and compliance with this Agreement, will not violate LCFH’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which LC REIT is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of LC REIT, is likely to affect materially and adversely the ability of LC REIT to perform its obligations under this Agreement.

(c)                LC REIT has the full power and authority, as a series of a limited liability limited partnership, to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement by LC REIT and has duly executed and delivered this Agreement.

(d)               This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of LC REIT, enforceable against LC REIT in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors’ rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

(e)                LC REIT is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in LC REIT’s good faith and reasonable judgment, is likely to affect materially and adversely the ability of LC REIT to perform its obligations under this Agreement.

(f)                No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by LC REIT of the transactions contemplated herein, except for (A) those consents, approvals, authorizations or orders that previously have been obtained and (B) those filings and recordings of Mortgage Loan Documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

Exh. B-4-1

No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of LC REIT’s knowledge, threatened against LC REIT that, if determined adversely to LC REIT, would prohibit LC REIT from entering into this Agreement or that, in LC REIT’s good faith and reasonable judgment, is likely to materially and adversely affect the ability of LC REIT to perform its obligations under this Agreement.

Exh. B-4-2

EXHIBIT B-5

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO LC TRS

LC TRS hereby represents and warrants that, as of the date hereof:

(a)                LC TRS is a series of LCFH, a Delaware limited liability limited partnership, and is duly established pursuant to Section 17-218 of the Delaware Revised Uniform Limited Partnership Act. LCFH is duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)               LC TRS’s execution and delivery of, performance under, and compliance with this Agreement, will not violate LCFH’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which LC TRS is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of LC TRS, is likely to affect materially and adversely the ability of LC TRS to perform its obligations under this Agreement.

(c)                LC TRS has the full power and authority, as a series of a limited liability limited partnership, to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement by LC TRS and has duly executed and delivered this Agreement.

(d)               This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of LC TRS, enforceable against LC TRS in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors’ rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

(e)                LC TRS is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in LC TRS’s good faith and reasonable judgment, is likely to affect materially and adversely the ability of LC TRS to perform its obligations under this Agreement.

(f)                No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by LC TRS of the transactions contemplated herein, except for (A) those consents, approvals, authorizations or orders that previously have been obtained and (B) those filings and recordings of Mortgage Loan Documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

Exh. B-5-1

(g)               No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of LC TRS’s knowledge, threatened against LC TRS that, if determined adversely to LC TRS, would prohibit LC TRS from entering into this Agreement or that, in LC TRS’s good faith and reasonable judgment, is likely to materially and adversely affect the ability of LC TRS to perform its obligations under this Agreement.

Exh. B-5-2

EXHIBIT C

MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

For purposes of this Exhibit C, the phrase “the Mortgage Loan Seller’s knowledge” and other words and phrases of like import shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Mortgage Loan Seller, its officers and employees directly responsible for the underwriting, origination, servicing or sale of the Mortgage Loans regarding the matters expressly set forth below in each case without having conducted any independent inquiry into such matters and without any obligation to have done so (except (i) having sent to the servicers servicing the Mortgage Loans on behalf of the Mortgage Loan Seller, if any, specific inquiries regarding the matters referred to and (ii) as expressly set forth herein). All information contained in documents which are part of or required to be part of a Mortgage File, as specified in the Pooling and Servicing Agreement (to the extent such documents exist) shall be deemed within the Mortgage Loan Seller’s knowledge.

The Mortgage Loan Seller hereby represents and warrants that, as of the date herein below specified or, if no such date is specified, as of the Closing Date, except with respect to the Exceptions described on Schedule C to this Agreement.

1.                  Intentionally Omitted.

2.                  Whole Loan; Ownership of Mortgage Loans. Except with respect to a Mortgage Loan that is part of a Whole Loan, each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. At the time of the sale, transfer and assignment to the Depositor, no Mortgage Note or Mortgage was subject to any assignment (other than assignments to the Mortgage Loan Seller or (with respect to any Non-Serviced Mortgage Loan) to the related Non-Serviced Trustee for the related Non-Serviced Trust), participation (it being understood that a Mortgage Loan that is part of a Whole Loan does not constitute a participation) or pledge, and the Mortgage Loan Seller had good title to, and was the sole owner of, each Mortgage Loan free and clear of any and all liens, charges, pledges, encumbrances, participations (other than with respect to agreements among noteholders with respect to a Whole Loan), any other ownership interests and other interests on, in or to such Mortgage Loan other than any servicing rights appointment, subservicing or similar agreement. The Mortgage Loan Seller has full right and authority to sell, assign and transfer each Mortgage Loan, and the assignment to the Depositor constitutes a legal, valid and binding assignment of such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan.

3.                  Loan Document Status. Each related Mortgage Note, Mortgage, Assignment of Leases (if a separate instrument), guaranty and other agreement executed by or on behalf of the related Mortgagor, guarantor or other obligor in connection with such Mortgage Loan is the legal, valid and binding obligation of the related Mortgagor, guarantor or other obligor (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), as applicable,

Exh. C-1

and is enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law and except that certain provisions in such Mortgage Loan documents (including, without limitation, provisions requiring the payment of default interest, late fees or Prepayment Premium/Yield Maintenance Charge) may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth above) such limitations or unenforceability will not render such Mortgage Loan documents invalid as a whole or materially interfere with the Mortgagee’s realization of the principal benefits and/or security provided thereby (clauses (i) and (ii) collectively, the “Standard Qualifications”).

Except as set forth in the immediately preceding sentence, there is no valid offset, defense, counterclaim or right of rescission available to the related Mortgagor with respect to any of the related Mortgage Notes, Mortgages or other Mortgage Loan documents, including, without limitation, any such valid offset, defense, counterclaim or right based on intentional fraud by Mortgage Loan Seller in connection with the origination of the Mortgage Loan, that would deny the Mortgagee the principal benefits intended to be provided by the Mortgage Note, Mortgage or other Mortgage Loan documents.

4.                  Mortgage Provisions. The Mortgage Loan documents for each Mortgage Loan, together with applicable state law, contain provisions that render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure subject to the limitations set forth in the Standard Qualifications.

5.                  Intentionally Omitted.

6.                  Mortgage Status; Waivers and Modifications. Since origination and except by written instruments set forth in the related Mortgage File or as otherwise provided in the related Mortgage Loan documents (a) the material terms of such Mortgage, Mortgage Note, Mortgage Loan guaranty and related Mortgage Loan documents have not been waived, impaired, modified, altered, satisfied, canceled, subordinated or rescinded in any respect which materially interferes with the security intended to be provided by such mortgage; (b) no related Mortgaged Property or any portion thereof has been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage or the use or operation of the remaining portion of such Mortgaged Property; and (c) neither the Mortgagor nor the guarantor has been released from its material obligations under the Mortgage Loan. With respect to each Mortgage Loan, except as contained in a written document included in the Mortgage File, there have been no modifications, amendments or waivers, that could be reasonably expected to have a material adverse effect on such Mortgage Loan consented to by the Mortgage Loan Seller on or after the Cut-off Date.

7.                  Lien; Valid Assignment. Subject to the Standard Qualifications, each endorsement or assignment of Mortgage and assignment of Assignment of Leases from the Mortgage Loan Seller or its Affiliate is in recordable form (but for the insertion of the name of

Exh. C-2

the assignee and any related recording information which is not yet available to the Mortgage Loan Seller) and constitutes a legal, valid and binding endorsement or assignment from the Mortgage Loan Seller, or its Affiliate, as applicable. Each related Mortgage and Assignment of Leases is freely assignable without the consent of the related Mortgagor. Each related Mortgage is a legal, valid and enforceable first lien on the related Mortgagor’s fee (or if identified on the Mortgage Loan Schedule, leasehold) interest in the Mortgaged Property in the principal amount of such Mortgage Loan or allocated loan amount (subject only to Permitted Encumbrances (as defined below) and the exceptions to paragraph 8 below (each such exception, a “Title Exception”)), except as the enforcement thereof may be limited by the Standard Qualifications. Such Mortgaged Property (subject to Permitted Encumbrances and Title Exceptions) as of origination and, to the Mortgage Loan Seller’s knowledge, as of the Cut-off Date, is free and clear of any recorded mechanics’ or materialmen’s liens and other recorded encumbrances that would be prior to or equal with the lien of the related Mortgage (which lien secures the related Whole Loan, in the case of a Mortgage Loan that is part of a Whole Loan), except those which are bonded over, escrowed for or insured against by the applicable Title Policy (as described below), and as of origination and, to the Mortgage Loan Seller’s knowledge, as of the Cut-off Date, no rights exist which under law could give rise to any such lien or encumbrance that would be prior to or equal with the lien of the related Mortgage, except those which are bonded over, escrowed for or insured against by the applicable Title Policy. Notwithstanding anything herein to the contrary, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements is required to effect such perfection.

8.                  Permitted Liens; Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association loan title insurance policy or a comparable form of loan title insurance policy approved for use in the applicable jurisdiction (or, if such policy is yet to be issued, by a pro forma policy, a preliminary title policy or a “marked up” commitment, in each case with escrow instructions and binding on the title insurer) (the “Title Policy”) in the original principal amount of such Mortgage Loan (or with respect to a Mortgage Loan secured by multiple properties, an amount equal to at least the allocated loan amount with respect to the Title Policy for each such property) after all advances of principal (including any advances held in escrow or reserves), that insures for the benefit of the owner of the indebtedness secured by the Mortgage, the first priority lien of the Mortgage (which lien secures the related Whole Loan, in the case of a Mortgage Loan that is part of a Whole Loan), which lien is subject only to (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record specifically identified in the Title Policy; (c) the exceptions (general and specific) and exclusions set forth in such Title Policy; (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (f) if the related Mortgage Loan constitutes a Crossed Underlying Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed Mortgage Loan Group, and (g) condominium declarations of record and identified in such Title Policy, provided that none of clauses (a) through (g), individually or in the aggregate, materially and adversely interferes with the value or principal use of the Mortgaged Property, the security intended to be provided by such Mortgage, or the current ability of the related Mortgaged Property to generate net cash flow sufficient to

Exh. C-3

service the related Mortgage Loan or the Mortgagor’s ability to pay its obligations when they become due (collectively, the “Permitted Encumbrances”). For purposes of clause (a) of the immediately preceding sentence, any such taxes, assessments and other charges shall not be considered due and payable until the date on which interest and/or penalties would be payable thereon. Except as contemplated by clause (f) of the second preceding sentence none of the Permitted Encumbrances are mortgage liens that are senior to or coordinate and co-equal with the lien of the related Mortgage. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no claims have been made by the Mortgage Loan Seller thereunder and no claims have been paid thereunder. Neither the Mortgage Loan Seller, nor to the Mortgage Loan Seller’s knowledge, any other holder of the Mortgage Loan, has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Each Title Policy contains no exclusion for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such affirmative insurance is not available in which case such exclusion may exist), (a) that the Mortgaged Property shown on the survey is the same as the property legally described in the Mortgage and (b) to the extent that the Mortgaged Property consists of two or more adjoining parcels, such parcels are contiguous.

9.                  Junior Liens. It being understood that B notes secured by the same Mortgage as a Mortgage Loan are not subordinate mortgages or junior liens, except for any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, as of the Cut-off Date there are no subordinate mortgages or junior mortgage liens encumbering the related Mortgaged Property other than Permitted Encumbrances, mechanics’ or materialmen’s liens (which are the subject of the representation in paragraph (7) above), and equipment and other personal property financing. The Mortgage Loan Seller has no knowledge of any mezzanine debt secured directly by interests in the related Mortgagor other than as set forth on Exhibit C-32-1.

10.              Assignment of Leases and Rents. There exists as part of the related Mortgage File an Assignment of Leases (either as a separate instrument or incorporated into the related Mortgage). Subject to the Permitted Encumbrances and Title Exceptions (and, in the case of a Mortgage Loan that is part of a Whole Loan, subject to the related Assignment of Leases constituting security for the entire Whole Loan), each related Assignment of Leases creates a valid first-priority collateral assignment of, or a valid first-priority lien or security interest in, rents and certain rights under the related lease or leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by the Standard Qualifications. The related Mortgage or related Assignment of Leases, subject to applicable law and the Standard Qualifications, provides that, upon an event of default under the Mortgage Loan, a receiver may be appointed for the collection of rents or for the related Mortgagee to enter into possession to collect the rents or for rents to be paid directly to the Mortgagee.

11.              Financing Statements. Subject to the Standard Qualifications, each Mortgage Loan or related security agreement establishes a valid security interest in, and a UCC-1 financing statement has been filed and/or recorded (or, in the case of fixtures, the Mortgage constitutes a fixture filing) in all places necessary at the time of the origination of the

Exh. C-4

Mortgage Loan (or, if not filed and/or recorded, has submitted or caused to be submitted in proper form for filing and/or recording) to perfect a valid security interest in, the personal property (creation and perfection of which is governed by the UCC) owned by the Mortgagor and necessary to operate such Mortgaged Property in its current use other than (1) non-material personal property, (2) personal property subject to purchase money security interests and (3) personal property that is leased equipment. Each UCC-1 financing statement, if any, filed with respect to personal property constituting a part of the related Mortgaged Property and each UCC-3 assignment, if any, filed with respect to such financing statement was in suitable form for filing in the filing office in which such financing statement was filed. Notwithstanding anything herein to the contrary, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements is required to effect such perfection.

12.              Condition of Property. The Mortgage Loan Seller or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within six months of origination of the Mortgage Loan and within twelve months of the Cut-off Date.

An engineering report or property condition assessment was prepared in connection with the origination of each Mortgage Loan no more than twelve months prior to the Cut-off Date. To the Mortgage Loan Seller’s knowledge, based solely upon due diligence customarily performed in connection with the origination of comparable mortgage loans, as of the Closing Date, each related Mortgaged Property was free and clear of any material damage (other than (i) deferred maintenance for which escrows were established at origination and (ii) any damage fully covered by insurance) that would affect materially and adversely the use or value of such Mortgaged Property as security for the Mortgage Loan.

13.              Taxes and Assessments. As of the date of origination and, to the Mortgage Loan Seller’s knowledge, as of the Cut-off Date, all taxes, governmental assessments and other outstanding governmental charges (including, without limitation, water and sewage charges) due with respect to the Mortgaged Property (excluding any related personal property) securing a Mortgage Loan that is or could become a lien on the related Mortgaged Property that became due and owing prior to the Cut-off Date with respect to each related Mortgaged Property have been paid, or, if the appropriate amount of such taxes or charges is being appealed or is otherwise in dispute, the unpaid taxes or charges are covered by an escrow of funds or other security sufficient to pay such tax or charge and reasonably estimated interest and penalties, if any, thereon. For purposes of this representation and warranty, any such taxes, assessments and other charges shall not be considered due and payable until the date on which interest and/or penalties would be payable thereon.

14.              Condemnation. As of the date of origination and to the Mortgage Loan Seller’s knowledge as of the Cut-off Date, there is no proceeding pending and, to the Mortgage Loan Seller’s knowledge as of the date of origination and as of the Cut-off Date, there is no proceeding threatened for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the value, use or operation of the Mortgaged Property.

Exh. C-5

15.              Actions Concerning Mortgage Loan. To the Mortgage Loan Seller’s knowledge, based on evaluation of the Title Policy (as defined in paragraph 8), an engineering report or property condition assessment as described in paragraph 12, applicable local law compliance materials as described in paragraph 26, and the ESA (as defined in paragraph 43), as of origination there was no pending or filed action, suit or proceeding, arbitration or governmental investigation involving any Mortgagor, guarantor, or Mortgagor’s interest in the Mortgaged Property, an adverse outcome of which would reasonably be expected to materially and adversely affect (a) such Mortgagor’s title to the Mortgaged Property, (b) the validity or enforceability of the Mortgage, (c) such Mortgagor’s ability to perform under the related Mortgage Loan, (d) such guarantor’s ability to perform under the related guaranty, (e) the principal benefit of the security intended to be provided by the Mortgage Loan documents, or (f) the current principal use of the Mortgaged Property.

16.              Escrow Deposits. All escrow deposits and escrow payments currently required to be escrowed with the Mortgagee pursuant to each Mortgage Loan (including capital improvements and environmental remediation reserves) are in the possession, or under the control, of the Mortgage Loan Seller or its servicer, and there are no delinquencies (subject to any applicable grace or cure periods) in connection therewith, and all such escrows and deposits (or the right thereto) that are required under the related Mortgage Loan documents are being conveyed by the Mortgage Loan Seller to the Depositor or its servicer (or, in the case of a Non-Serviced Mortgage Loan, to the related depositor under the Non-Serviced PSA or Non-Serviced Master Servicer for the related Non-Serviced Trust).

17.              No Holdbacks. The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date and there is no requirement for future advances thereunder (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs, occupancy, performance or other matters with respect to the related Mortgaged Property, the Mortgagor or other considerations determined by the Mortgage Loan Seller to merit such holdback).

18.              Insurance. Each related Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by a property insurance policy providing coverage for loss in accordance with coverage found under a “special cause of loss form” or “all risk form” that includes replacement cost valuation issued by an insurer meeting the requirements of the related Mortgage Loan documents and having a claims-paying or financial strength rating meeting the Insurance Rating Requirements (as defined below), in an amount (subject to customary deductibles) not less than the lesser of (1) the original principal balance of the Mortgage Loan and (2) the full insurable value on a replacement cost basis of the improvements, furniture, furnishings, fixtures and equipment owned by the Mortgagor included in the Mortgaged Property (with no deduction for physical depreciation), but, in any event, not less than the amount necessary or containing such endorsements as are necessary to avoid the operation of any coinsurance provisions with respect to the related Mortgaged Property.

“Insurance Ratings Requirements” means either (1) a claims paying or financial strength rating of at least “A-:VIII” from A.M. Best Company (“A.M. Best”) or “A3” (or the equivalent) from Moody’s Investors Service, Inc. (“Moody’s”) or “A-” from S&P Global

Exh. C-6

Ratings (“S&P”) or (2) the Syndicate Insurance Ratings Requirements. “Syndicate Insurance Ratings Requirements” means insurance provided by a syndicate of insurers, as to which (i) if such syndicate consists of 5 or more members, at least 60% of the coverage is provided by insurers that meet the Insurance Ratings Requirements (under clause (1) of the definition of such term) and up to 40% of the coverage is provided by insurers that have a claims paying or financial strength rating of at least “BBB-” by S&P or at least “Baa3” by Moody’s, and (ii) if such syndicate consists of 4 or fewer members, at least 75% of the coverage is provided by insurers that meet the Insurance Ratings Requirements (under clause (1) of the definition of such term) and up to 25% of the coverage is provided by insurers that have a claims paying or financial strength rating of at least “BBB-” by S&P or at least “Baa3” by Moody’s.

Each related Mortgaged Property is also covered, and required to be covered pursuant to the related Mortgage Loan documents, by business interruption or rental loss insurance which (subject to a customary deductible) covers a period of not less than 12 months (or with respect to each Mortgage Loan on a single asset with a principal balance of $50 million or more, 18 months).

If any material part of the improvements, exclusive of a parking lot, located on a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the related Mortgagor is required to maintain insurance in an amount equal to the lesser of (a) the maximum amount available under the National Flood Insurance Program, plus such additional excess flood coverage in an amount as is generally required by prudent institutional commercial mortgage lenders originating mortgage loans for securitization, (b) the outstanding principal amount of the Mortgage Loan and (c) the insurable value of the Mortgaged Property.

If the Mortgaged Property is located within 25 miles of the coast of the Gulf of Mexico or the Atlantic coast of Florida, Georgia, South Carolina or North Carolina, the related Mortgagor is required to maintain coverage for windstorm and/or windstorm related perils and/or “named storms” issued by an insurer meeting the Insurance Rating Requirements or endorsement covering damage from windstorm and/or windstorm related perils and/or named storms, in an amount not less than the lesser of (1) the original principal balance of the Mortgage Loan and (2) the full insurable value on a replacement cost basis of the improvements, furniture, furnishings, fixtures and equipment owned by the Mortgagor and included in the Mortgaged Property (with no deduction for physical depreciation), but, in any event, not less than the amount necessary or containing such endorsements as are necessary to avoid the operation of any coinsurance provisions with respect to the related Mortgaged Property by an insurer meeting the Insurance Rating Requirements.

The Mortgaged Property is covered, and required to be covered pursuant to the related Mortgage Loan documents, by a commercial general liability insurance policy issued by an insurer meeting the Insurance Rating Requirements including coverage for property damage, contractual damage and personal injury (including bodily injury and death) in amounts as are generally required by the Mortgage Loan Seller for similar commercial and multifamily loans intended for securitization, and in any event not less than $1 million per occurrence and $2 million in the aggregate.

Exh. C-7

An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the seismic condition of such property, for the sole purpose of assessing the probable maximum loss or scenario expected loss (“PML”) for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 475-year return period, an exposure period of 50 years and a 10% probability of exceedance. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least “A:VIII” by A.M. Best or “A3” (or the equivalent) from Moody’s or “A-” by S&P in an amount not less than 100% of the PML.

The Mortgage Loan documents require insurance proceeds (or an amount equal to such insurance proceeds) in respect of a property loss to be applied either (a) to the repair or restoration of all or part of the related Mortgaged Property, with respect to all property losses in excess of 5% of the then-outstanding principal amount of the related Mortgage Loan, the Mortgagee (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses, or (b) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon.

All premiums on all insurance policies referred to in this section that are required by the Mortgage Loan documents to be paid as of the Cut-off Date have been paid, and such insurance policies name the Mortgagee under the Mortgage Loan and its successors and assigns as a loss payee under a mortgagee endorsement clause or, in the case of the general liability insurance policy, as named or additional insured. Such insurance policies will inure to the benefit of the trustee (or, in the case of a Non-Serviced Mortgage Loan, the applicable Non-Serviced Trustee). Each related Mortgage Loan obligates the related Mortgagor to maintain all such insurance and, at such Mortgagor’s failure to do so, authorizes the Mortgagee to maintain such insurance at the Mortgagor’s cost and expense and to charge such Mortgagor for related premiums. All such insurance policies (other than commercial liability policies) require at least 10 days’ prior notice to the Mortgagee of termination or cancellation arising because of nonpayment of a premium and at least 30 days’ prior notice to the Mortgagee of termination or cancellation (or such lesser period, not less than 10 days, as may be required by applicable law) arising for any reason other than non-payment of a premium and no such notice has been received by the Mortgage Loan Seller.

19.              Access; Utilities; Separate Tax Parcels. Based solely on evaluation of the Title Policy (as defined in paragraph 8) and survey, if any, an engineering report or property condition assessment as described in paragraph 12, applicable local law compliance materials as described in paragraph 26, and the ESA (as defined in paragraph 43), each Mortgaged Property (a) is located on or adjacent to a public road and has direct legal access to such road, or has permanent access from a recorded easement or right of way permitting ingress and egress to/from a public road, (b) is served by or has access rights to public or private water and sewer (or well and septic) and other utilities necessary for the current use of the Mortgaged Property, all of which are adequate for the current use of the Mortgaged Property, and (c) constitutes one or more separate tax parcels which do not include any property which is not part of the Mortgaged Property or is subject to an endorsement under the related Title Policy insuring the Mortgaged Property, or in certain cases, an application has been made or is required to be made

Exh. C-8

to the applicable governing authority for creation of separate tax parcels (or the Mortgage Loan documents so require such application in the future), in which case the Mortgage Loan requires the Mortgagor to escrow an amount sufficient to pay taxes for the existing tax parcel of which the Mortgaged Property is a part until the separate tax parcels are created.

20.              No Encroachments. To the Mortgage Loan Seller’s knowledge based solely on surveys obtained in connection with origination and the Title Policy obtained in connection with the origination of each Mortgage Loan, and except for encroachments that do not materially and adversely affect the current marketability or principal use of the Mortgaged Property: (a) all material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan are within the boundaries of the related Mortgaged Property, except for encroachments that are insured against by the applicable Title Policy; (b) no material improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that are insured against by the applicable Title Policy; and (c) no material improvements encroach upon any easements except for encroachments that are insured against by the applicable Title Policy.

21.              No Contingent Interest or Equity Participation. No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature (except that an ARD Loan may provide for the accrual of the portion of interest in excess of the rate in effect prior to the Anticipated Repayment Date) or an equity participation by the Mortgage Loan Seller.

22.              REMIC. The Mortgage Loan is a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (but determined without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages), and, accordingly, (A) the issue price of the Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and (B) either: (a) such Mortgage Loan is secured by an interest in real property (including permanently affixed buildings and distinct structural components, such as wiring, plumbing systems and central heating and air-conditioning systems, that are integrated into such buildings, serve such buildings in their passive functions and do not produce or contribute to the production of income other than consideration for the use or occupancy of space, but excluding personal property) having a fair market value (i) at the date the Mortgage Loan was originated at least equal to 80% of the adjusted issue price of the Mortgage Loan (together with any related Pari Passu Companion Loans) on such date or (ii) at the Closing Date at least equal to 80% of the adjusted issue price of the Mortgage Loan (together with any related Pari Passu Companion Loans) on such date, provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan; or (b) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third-party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was “significantly modified” prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of

Exh. C-9

such Mortgage Loan or (y) satisfies the provisions of either sub-clause (B)(a)(i) above (substituting the date of the last such modification for the date the Mortgage Loan was originated) or sub-clause (B)(a)(ii), including the proviso thereto. Any Prepayment Premiums and Yield Maintenance Charges applicable to the Mortgage Loan constitute “customary prepayment penalties” within the meaning of Treasury Regulations Section 1.860G-1(b)(2). All terms used in this paragraph shall have the same meanings as set forth in the related Treasury Regulations.

23.              Compliance with Usury Laws. The mortgage rate (exclusive of any default interest, late charges, Yield Maintenance Charge or Prepayment Premium) of such Mortgage Loan complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

24.              Authorized to do Business. To the extent required under applicable law, as of the Cut-off Date or as of the date that such entity held the Mortgage Note, each holder of the Mortgage Note was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized does not materially and adversely affect the enforceability of such Mortgage Loan by the Trust.

25.              Trustee under Deed of Trust. With respect to each Mortgage which is a deed of trust, as of the date of origination and, to the Mortgage Loan Seller’s knowledge, as of the Closing Date, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with the Mortgage and applicable law or may be substituted in accordance with the Mortgage and applicable law by the related Mortgagee.

26.              Local Law Compliance. To the Mortgage Loan Seller’s knowledge, based upon any of a letter from any governmental authorities, a legal opinion, an architect’s letter, a zoning consultant’s report, an endorsement to the related Title Policy, a survey, or other affirmative investigation of local law compliance consistent with the investigation conducted by the Mortgage Loan Seller for similar commercial and multifamily mortgage loans intended for securitization, the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable laws, zoning ordinances, rules, covenants, and restrictions (collectively “Zoning Regulations”) governing the occupancy, use, and operation of such Mortgaged Property or constitute a legal non-conforming use or structure and any non-conformity with zoning laws constitutes a legal non-conforming use or structure which does not materially and adversely affect the use, operation or value of such Mortgaged Property. In the event of casualty or destruction, (a) the Mortgaged Property may be restored or repaired to the full extent necessary to maintain the use of the structure immediately prior to such casualty or destruction, (b) law and ordinance insurance coverage has been obtained for the Mortgaged Property in amounts customarily required by the Mortgage Loan Seller for similar commercial and multifamily loans intended for securitization, (c) title insurance policy coverage has been obtained with respect to any non-conforming use or structure, or (d) the inability to restore the Mortgaged Property to the full extent of the use or structure immediately prior to the casualty would not materially and adversely affect the use or operation of such Mortgaged Property. The Mortgage Loan documents require the related Mortgagor to be qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

Exh. C-10

27.              Licenses and Permits. Each Mortgagor covenants in the Mortgage Loan documents that it shall keep all material licenses, permits, franchises, certificates of occupancy and applicable governmental approvals necessary for the operation of the Mortgaged Property in full force and effect, and to the Mortgage Loan Seller’s knowledge based upon any of a letter from any government authorities, zoning consultant’s report or other affirmative investigation of local law compliance consistent with the investigation conducted by the Mortgage Loan Seller for similar commercial and multifamily mortgage loans intended for securitization; all such material licenses, permits, franchises, certificates of occupancy and applicable governmental approvals are in effect or the failure to obtain or maintain such material licenses, permits, franchises or certificates of occupancy and applicable governmental approvals does not materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan. The Mortgage Loan documents require the related Mortgagor to comply in all material respects with all applicable regulations, zoning and building laws.

28.              Recourse Obligations. The Mortgage Loan documents for each Mortgage Loan (a) provide that such Mortgage Loan becomes full recourse to the Mortgagor and guarantor (which is a natural person or persons, or an entity or entities distinct from the Mortgagor (but may be affiliated with the Mortgagor) that collectively, as of the date of origination of the related Mortgage Loan, have assets other than equity in the related Mortgaged Property that are not de minimis) in any of the following events (or negotiated provisions of substantially similar effect): (i) if any petition for bankruptcy, insolvency, dissolution or liquidation pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by, consented to, or acquiesced in by, the Mortgagor; (ii) the Mortgagor or guarantor shall have solicited or caused to be solicited petitioning creditors to cause an involuntary bankruptcy filing with respect to the Mortgagor or (iii) voluntary transfers of either the Mortgaged Property or controlling equity interests in the Mortgagor made in violation of the Mortgage Loan documents; and (b) contains provisions for recourse against the Mortgagor and guarantor (which is a natural person or persons, or an entity or entities distinct from the Mortgagor (but may be affiliated with the Mortgagor) that collectively, as of the date of origination of the related Mortgage Loan, have assets other than equity in the related Mortgaged Property that are not de minimis), for losses and damages resulting from the following (or negotiated provisions of substantially similar effect): (i) the Mortgagor’s misappropriation of rents after an event of default, security deposits, insurance proceeds, or condemnation awards; (ii) the Mortgagor’s fraud or intentional material misrepresentation; (iii)  breaches of the environmental covenants in the Mortgage Loan documents; or (iv) the Mortgagor’s commission of intentional material physical waste at the Mortgaged Property (but, in some cases, only to the extent there is sufficient cash flow generated by the related Mortgaged Property to prevent such waste).

29.              Mortgage Releases. The terms of the related Mortgage or related Mortgage Loan documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) a partial release, accompanied by principal repayment, or partial defeasance (as described in paragraph 34) of not less than a specified percentage at least equal to 110% of the related allocated loan amount of such portion of the Mortgaged Property, (b) upon payment in full of such Mortgage Loan, (c) upon a Defeasance (defined in paragraph 34 below), (d) releases of out-parcels that are unimproved or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten

Exh. C-11

value of the Mortgaged Property and which were not afforded any material value in the appraisal obtained at the origination of the Mortgage Loan and are not necessary for physical access to the Mortgaged Property or compliance with zoning requirements, or (e) as required pursuant to an order of condemnation. With respect to any partial release under the preceding clauses (a) or (d), either: (x) such release of collateral (i) would not constitute a “significant modification” of the subject Mortgage Loan within the meaning of Treasury Regulations Section 1.860G-2(b)(2) and (ii) would not cause the subject Mortgage Loan to fail to be a “qualified mortgage” within the meaning of Section 860G(a)(3)(A) of the Code; or (y) the Mortgagee or servicer can, in accordance with the related Mortgage Loan documents, condition such release of collateral on the related Mortgagor’s delivery of an opinion of tax counsel to the effect specified in the immediately preceding clause (x). For purposes of the preceding clause (x), if the fair market value of the real property constituting such Mortgaged Property (reduced by (1) the amount of any lien on the real property that is senior to the Mortgage Loan and (2) a proportionate amount of any lien on the real property that is in parity with the Mortgage Loan) after the release is not equal to at least 80% of the principal balance of the Mortgage Loan (together with any related Pari Passu Companion Loans) outstanding after the release, the Mortgagor is required to make a payment of principal in an amount not less than the amount required by the REMIC Provisions.

In the case of any Mortgage Loan, in the event of a taking of any portion of a Mortgaged Property by a State or any political subdivision or authority thereof, whether by legal proceeding or by agreement, unless an opinion of counsel is delivered as specified in clause (y) of the preceding paragraph, the Mortgagor can be required to pay down the principal balance of the Mortgage Loan (together with any related Pari Passu Companion Loans) in an amount not less than the amount required by the REMIC Provisions and, to such extent, the award from any such taking may not be required to be applied to the restoration of the Mortgaged Property or released to the Mortgagor, if, immediately after the release of such portion of the Mortgaged Property from the lien of the Mortgage (but taking into account the planned restoration) the fair market value of the real property constituting the remaining Mortgaged Property (reduced by (1) the amount of any lien on the real property that is senior to the Mortgage Loan and (2) a proportionate amount of any lien on the real property that is in parity with the Mortgage Loan) is not equal to at least 80% of the remaining principal balance of the Mortgage Loan (together with any related Pari Passu Companion Loans).

No such Mortgage Loan that is secured by more than one Mortgaged Property or that is cross-collateralized with another Mortgage Loan permits the release of cross-collateralization of the related Mortgaged Properties or a portion thereof, including due to a partial condemnation, other than in compliance with the REMIC Provisions.

30.              Financial Reporting and Rent Rolls. Each Mortgage Loan requires the Mortgagor to provide the owner or holder of the Mortgage Loan with (a) quarterly (other than for single-tenant properties) and annual operating statements, (b) quarterly (other than for single-tenant properties) rent rolls (or maintenance schedules in the case of Mortgage Loans secured by residential cooperative properties) for properties that have any individual lease which accounts for more than 5% of the in-place base rent, and (c) annual financial statements.

31.              Acts of Terrorism Exclusion. With respect to each Mortgage Loan over $20 million, and to the Mortgage Loan Seller’s knowledge with respect to each Mortgage Loan

Exh. C-12

of $20 million or less, as of origination the related special-form all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) do not specifically exclude Acts of Terrorism, as defined in the Terrorism Risk Insurance Act of 2002, as amended by the Terrorism Risk Insurance Program Reauthorization Act of 2007 and the Terrorism Risk Insurance Program Reauthorization Act of 2015 (collectively referred to as “TRIPRA”), from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each Mortgage Loan, the related Mortgage Loan documents do not expressly waive or prohibit the Mortgagee from requiring coverage for Acts of Terrorism, as defined in TRIPRA, or damages related thereto, except to the extent that any right to require such coverage may be limited by commercial availability on commercially reasonable terms, or as otherwise indicated on Schedule C; provided that if TRIPRA or a similar or subsequent statute is not in effect, then, provided that terrorism insurance is commercially available, the Mortgagor under each Mortgage Loan is required to carry terrorism insurance, but in such event the Mortgagor shall not be required to spend on terrorism insurance coverage more than two times the amount of the insurance premium that is payable in respect of the property and business interruption/rental loss insurance required under the related Mortgage Loan documents (without giving effect to the cost of terrorism and earthquake components of such casualty and business interruption/rental loss insurance) at the time of the origination of the Mortgage Loan, and if the cost of terrorism insurance exceeds such amount, the Mortgagor is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.

32.              Due on Sale or Encumbrance. Subject to specific exceptions set forth below, each Mortgage Loan contains a “due-on-sale” or other such provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (which consent, in some cases, may not be unreasonably withheld) and/or complying with the requirements of the related Mortgage Loan documents (which provide for transfers without the consent of the Mortgagee which are customarily acceptable to the Mortgage Loan Seller, including, but not limited to, transfers of worn-out or obsolete furnishings, fixtures, or equipment promptly replaced with property of equivalent value and functionality and transfers by leases entered into in accordance with the Mortgage Loan documents), (a) the related Mortgaged Property, or any equity interest of greater than 50% in the related Mortgagor, is directly or indirectly pledged, transferred or sold (in each case a “Transfer”), other than as related to (i) family and estate planning Transfers or Transfers upon death or legal incapacity, (ii) Transfers to certain affiliates as defined in the related Mortgage Loan documents, (iii) Transfers of less than, or other than, a controlling interest in a Mortgagor, (iv) Transfers to another holder of direct or indirect equity in the Mortgagor, a specific Person designated in the related Mortgage Loan documents or a Person satisfying specific criteria identified in the related Mortgage Loan documents, (v) Transfers of common stock in publicly traded companies or (vi) a substitution or release of collateral within the parameters of paragraphs 29 and 34 herein, or (vii) by reason of any mezzanine debt that existed at the origination of the related Mortgage Loan as set forth on Exhibit C-32-1 or future permitted mezzanine debt as set forth on Exhibit C-32-2 or (b) the related Mortgaged Property is encumbered with a subordinate lien or security interest against the related Mortgaged Property, other than (i) any Companion Loan of any Mortgage Loan or any subordinate debt that existed at origination and is permitted under the related Mortgage Loan documents, (ii) purchase money security interests (iii) any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan as set forth on Exhibit C-32-3 or (iv) Permitted Encumbrances. The

Exh. C-13

Mortgage or other Mortgage Loan documents provide that to the extent any Rating Agency fees are incurred in connection with the review of and consent to any transfer or encumbrance, the Mortgagor is responsible for such payment along with all other reasonable fees and expenses incurred by the Mortgagee relative to such transfer or encumbrance.

33.              Single-Purpose Entity. Each Mortgage Loan requires the Mortgagor to be a Single-Purpose Entity for at least as long as the Mortgage Loan is outstanding. Each Mortgage Loan with a Cut-off Date Balance of $30 million or more has a counsel’s opinion regarding non-consolidation of the Mortgagor. For this purpose, a “Single-Purpose Entity” shall mean an entity, other than an individual, whose organizational documents and the related Mortgage Loan documents (or if the Mortgage Loan has a Cut-off Date Balance equal to $10 million or less, its organizational documents or the related Mortgage Loan documents) provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties and prohibit it from engaging in any business unrelated to such Mortgaged Property or Mortgaged Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Mortgaged Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from those of any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person or entity.

34.              Defeasance. With respect to any Mortgage Loan that, pursuant to the Mortgage Loan documents, can be defeased (a “Defeasance”), (i) the Mortgage Loan documents provide for defeasance as a unilateral right of the Mortgagor, subject to satisfaction of conditions specified in the Mortgage Loan documents; (ii) the Mortgage Loan cannot be defeased within two years after the Closing Date; (iii) the Mortgagor is permitted to pledge only United States “government securities” within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(ii), the revenues from which will be sufficient to make all scheduled payments under the Mortgage Loan when due, including the entire remaining principal balance on the maturity date (or on or after the first date on which payment may be made without payment of a Yield Maintenance Charge or Prepayment Premium) or, if the Mortgage Loan is an ARD Loan, the entire principal balance outstanding on the Anticipated Repayment Date (or on or after the first date on which payment may be made without payment of a Yield Maintenance Charge or Prepayment Premium), and if the Mortgage Loan permits partial releases of real property in connection with partial defeasance, the revenues from the collateral will be sufficient to pay all such scheduled payments calculated on a principal amount equal to a specified percentage at least equal to 110% of the allocated loan amount for the real property to be released; (iv) the defeasance collateral is not permitted to be subject to prepayment, call, or early redemption; (v) the Mortgagor is required to provide a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note as set forth in clause (iii) above; (vi) the defeased note and the defeasance collateral are required to be assumed by a Single-Purpose Entity; (vii) the Mortgagor is required to provide an opinion of counsel that the Trustee has a perfected security interest in such collateral prior to any other claim or interest; and (viii) the Mortgagor is required to pay all rating agency fees associated with defeasance (if

Exh. C-14

rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant’s fees and opinions of counsel.

35.              Fixed Interest Rates. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of ARD Loans and situations where default interest is imposed.

36.              Ground Leases. For purposes of this Exhibit C, a “Ground Lease” shall mean a lease creating a leasehold estate in real property where the fee owner as the ground lessor conveys for a term or terms of years its entire interest in the land and buildings and other improvements, if any, comprising the premises demised under such lease to the ground lessee (who may, in certain circumstances, own the building and improvements on the land), subject to the reversionary interest of the ground lessor as fee owner.

With respect to any Mortgage Loan where the Mortgage Loan is secured by a Ground Leasehold estate in whole or in part, and the related Mortgage does not also encumber the related lessor’s fee interest in such Mortgaged Property, based upon the terms of the Ground Lease and any estoppel or other agreement received from the ground lessor in favor of Mortgage Loan Seller, its successors and assigns (collectively, the “Ground Lease and Related Documents”), Mortgage Loan Seller represents and warrants that:

(A)       The Ground Lease or a memorandum regarding such Ground Lease has been duly recorded or submitted for recordation in a form that is acceptable for recording in the applicable jurisdiction. The Ground Lease and Related Documents permit the interest of the lessee to be encumbered by the related Mortgage and do not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would materially adversely affect the security provided by the related Mortgage. No material change in the terms of the Ground Lease had occurred since its recordation, except by any written instruments which are included in the related Mortgage File;

(B)       The lessor under such Ground Lease has agreed in a writing included in the related Mortgage File (or in such Ground Lease and Related Documents) that the Ground Lease may not be amended, modified, canceled or terminated by agreement of lessor and lessee without the prior written consent of the Mortgagee and that any such action without such consent is not binding on the Mortgagee, its successors or assigns, provided that the Mortgagee has provided lessor with notice of its lien in accordance with the terms of the Ground Lease;

(C)       The Ground Lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by either the Mortgagor or the Mortgagee) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan, or 10 years past the stated maturity if such Mortgage Loan fully amortizes by the stated maturity (or with respect to a Mortgage Loan that accrues on an actual/360 basis, substantially amortizes);

Exh. C-15

(D)       The Ground Lease either (i) is not subject to any interests, estates, liens or encumbrances superior to, or of equal priority with, the Mortgage, except for the related fee interest of the ground lessor and the Permitted Encumbrances and Title Exceptions; or (ii) is the subject of a subordination, non-disturbance or attornment agreement or similar agreement to which the Mortgagee on the lessor’s fee interest is subject;

(E)       Subject to the notice requirements of the Ground Lease and Related Documents, the Ground Lease does not place commercially unreasonable restrictions on the identity of the Mortgagee and the Ground Lease is assignable to the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor thereunder (or, if such consent is required it either has been obtained or cannot be unreasonably withheld, provided that such Ground Lease has not been terminated and all amounts due thereunder have been paid), and in the event it is so assigned, it is further assignable by the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor (or, if such consent is required it either has been obtained or cannot be unreasonably withheld, provided that such Ground Lease has not been terminated and all amounts due thereunder have been paid);

(F)       The Mortgage Loan Seller has not received any written notice of material default under or notice of termination of such Ground Lease. To the Mortgage Loan Seller’s knowledge, there is no material default under such Ground Lease and no condition that, but for the passage of time or giving of notice, would result in a material default under the terms of such Ground Lease and to the Mortgage Loan Seller’s knowledge, such Ground Lease is in full force and effect as of the Closing Date;

(G)       The Ground Lease and Related Documents require the lessor to give to the Mortgagee written notice of any default, and provide that no notice of default or termination is effective against the Mortgagee unless such notice is given to the Mortgagee;

(H)       A Mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease through legal proceedings) to cure any default under the Ground Lease which is curable after the Mortgagee’s receipt of notice of any default before the lessor may terminate the Ground Lease;

(I)       The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by the Mortgage Loan Seller in connection with the origination of similar commercial or multifamily loans intended for securitization;

(J)       Under the terms of the Ground Lease and Related Documents, any related insurance proceeds or the portion of the condemnation award allocable to the ground lessee’s interest (other than in respect of a total or substantially total loss or taking as addressed in subpart (K)) will be applied either to the repair or to restoration of all or part of the related Mortgaged Property with (so long as such proceeds are in excess of the threshold amount specified in the related Mortgage Loan documents) the Mortgagee or a

Exh. C-16

trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest;

(K)       In the case of a total or substantially total taking or loss, under the terms of the Ground Lease and Related Documents, any related insurance proceeds, or portion of the condemnation award allocable to ground lessee’s interest in respect of a total or substantially total loss or taking of the related Mortgaged Property to the extent not applied to restoration, will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest; and

(L)       Provided that the Mortgagee cures any defaults which are susceptible to being cured, the ground lessor has agreed to enter into a new lease with the Mortgagee upon termination of the Ground Lease for any reason, including rejection of the Ground Lease in a bankruptcy proceeding.

37.              Servicing. The servicing and collection practices used by the Mortgage Loan Seller with respect to the Mortgage Loan have been, in all respects legal and have met with customary industry standards for servicing of commercial loans for conduit loan programs.

38.              Origination and Underwriting. The origination practices of the Mortgage Loan Seller (or the related originator if the Mortgage Loan Seller was not the originator) with respect to each Mortgage Loan have been, in all material respects, legal and as of the date of its origination, such Mortgage Loan and the origination thereof complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; provided that such representation and warranty does not address or otherwise cover any matters with respect to federal, state or local law otherwise covered in this Exhibit C.

39.              Intentionally Omitted.

40.              No Material Default; Payment Record. No Mortgage Loan has been more than 30 days delinquent, without giving effect to any grace or cure period, in making required payments in the prior 12 months (or since origination if such Mortgage Loan has been originated within the past 12 months), and as of Cut-off Date, no Mortgage Loan is delinquent (beyond any applicable grace or cure period) in making required payments. To the Mortgage Loan Seller’s knowledge, there is (a) no material default, breach, violation or event of acceleration existing under the related Mortgage Loan, or (b) no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, which default, breach, violation or event of acceleration in the case of either clause (a) or clause (b), materially and adversely affects the value of the Mortgage Loan or the value, use or operation of the related Mortgaged Property; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of an exception scheduled to any other representation and warranty made by the Mortgage Loan Seller in this Exhibit C. No person other than the holder of such Mortgage Loan

Exh. C-17

may declare any event of default under the Mortgage Loan or accelerate any indebtedness under the Mortgage Loan documents.

41.              Bankruptcy. As of the date of origination of the related Mortgage Loan and to the Mortgage Loan Seller’s knowledge as of the Cut-off Date, neither the Mortgaged Property (other than any tenants of such Mortgaged Property), nor any portion thereof, is the subject of, and no Mortgagor, guarantor or tenant occupying a single-tenant property is a debtor in state or federal bankruptcy, insolvency or similar proceeding.

42.              Organization of Mortgagor. With respect to each Mortgage Loan, in reliance on certified copies of the organizational documents of the Mortgagor delivered by the Mortgagor in connection with the origination of such Mortgage Loan, the Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico. Except with respect to any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan and other than as set forth on Exhibit C-32-4, no Mortgage Loan has a Mortgagor that is an Affiliate of a Mortgagor with respect to another Mortgage Loan. An “Affiliate” for purposes of this paragraph (42) means, a Mortgagor that is under direct or indirect common ownership and control with another Mortgagor.

43.              Environmental Conditions. A Phase I environmental site assessment (or update of a previous Phase I and or Phase II environmental site assessment) and, with respect to certain Mortgage Loans, a Phase II environmental site assessment (collectively, an “ESA”) meeting ASTM requirements conducted by a reputable environmental consultant in connection with such Mortgage Loan within 12 months prior to its origination date (or an update of a previous ESA was prepared), and such ESA (i) did not identify the existence of recognized environmental conditions (as such term is defined in ASTM E1527-05 or its successor, hereinafter “Environmental Condition”) at the related Mortgaged Property or the need for further investigation, or (ii) if the existence of an Environmental Condition or need for further investigation was indicated in any such ESA, then at least one of the following statements is true: (A) an amount reasonably estimated by a reputable environmental consultant to be sufficient to cover the estimated cost to cure any material noncompliance with applicable Environmental Laws or the Environmental Condition has been escrowed by the related Mortgagor and is held or controlled by the related Mortgagee; (B) if the only Environmental Condition relates to the presence of asbestos-containing materials, radon in indoor air, lead based paint or lead in drinking water, the only recommended action in the ESA is the institution of such a plan, an operations or maintenance plan has been required to be instituted by the related Mortgagor that can reasonably be expected to mitigate the identified risk; (C) the Environmental Condition identified in the related environmental report was remediated or abated or contained in all material respects prior to the date hereof, and, if and as appropriate, a no further action, completion or closure letter or its equivalent was obtained from the applicable governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as “closed” or a reputable environmental consultant has concluded that no further action is required); (D) an environmental policy or a lender’s pollution legal liability insurance policy that covers liability for the identified circumstance or condition was obtained from an insurer rated no less than “A-” (or the equivalent) by Moody’s, S&P, Fitch Ratings, Inc. and/or A.M. Best; (E) a party not related to the

Exh. C-18

Mortgagor was identified as the responsible party for such condition or circumstance and such responsible party has financial resources reasonably estimated to be adequate to address the situation; or (F) a party related to the Mortgagor having financial resources reasonably estimated to be adequate to address the situation is required to take action. To the Mortgage Loan Seller’s knowledge, except as set forth in the ESA, there is no Environmental Condition (as such term is defined in ASTM E1527-05 or its successor) at the related Mortgaged Property.

44.              Intentionally Omitted.

45.              Appraisal. The Mortgage File contains an appraisal of the related Mortgaged Property with an appraisal date within 6 months of the Mortgage Loan origination date, and within 12 months of the Cut-off Date. The appraisal is signed by an appraiser that (i) is a Member of the Appraisal Institute, and (ii) to the Mortgage Loan Seller’s knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan. Each appraiser has represented in such appraisal or in a supplemental letter that the appraisal satisfies the requirements of the “Uniform Standards of Professional Appraisal Practice” as adopted by the Appraisal Standards Board of the Appraisal Foundation.

46.              Mortgage Loan Schedule. The information pertaining to each Mortgage Loan which is set forth in the Mortgage Loan Schedule attached as an exhibit to this Agreement is true and correct in all material respects as of the Cut-off Date and contains all information required by the Pooling and Servicing Agreement to be contained therein.

47.              Cross-Collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan that is outside the Mortgage Pool, except in the case of a Mortgage Loan that is part of a Whole Loan.

48.              Advance of Funds by the Mortgage Loan Seller. Except for loan proceeds advanced at the time of loan origination or other payments contemplated by the Mortgage Loan documents, no advance of funds has been made by the Mortgage Loan Seller to the related Mortgagor, and no funds have been received from any person other than the related Mortgagor or an affiliate, directly, or, to the knowledge of the Mortgage Loan Seller, indirectly for, or on account of, payments due on the Mortgage Loan. Neither the Mortgage Loan Seller nor any affiliate thereof has any obligation to make any capital contribution to any Mortgagor under a Mortgage Loan, other than contributions made on or prior to the date hereof.

49.              Compliance with Anti-Money Laundering Laws. The Mortgage Loan Seller has complied in all material respects with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 with respect to the origination of the Mortgage Loan.

For purposes of this Exhibit C, “Mortgagee” means the mortgagee, grantee or beneficiary under any Mortgage, any holder of legal title to any portion of any Mortgage Loan or, if applicable, any agent or servicer on behalf of such party.

Exh. C-19

Exhibit C-32-1

List of Mortgage Loans with Current Mezzanine Debt

None.

Exh. C-32-1-1

Exhibit C-32-2

List of Mortgage Loans with Permitted Mezzanine Debt

Mortgage Loan Number as Identified on Exhibit A	Mortgaged Property Name
Loan No. 22	Bloomfield Square Apartments
Loan No. 48	67 Forest Street
Loan No. 56	Walgreens Elkton
Loan No. 63	Walgreens Spartanburg
Loan No. 67	Dollar General Houghton Lake

Exh. C-32-2-1

Exhibit C-32-3

List of Cross-Collateralized and Cross-Defaulted Mortgage Loans

None.

Exh. C-32-3-1

Exhibit C-32-4

List of Related Borrower Loans

Mortgage Loan Number as Identified on Exhibit A	Mortgaged Property Name
Loan No. 56	Walgreens Elkton
Loan No. 63	Walgreens Spartanburg
Loan No. 67	Dollar General Houghton Lake

Exh. C-32-4-1

SCHEDULE C

EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

The exceptions to the representations and warranties set forth below are listed by the number of the related representation and warranty set forth on Exhibit C and the mortgage loan name and number identified on Exhibit A. Capitalized terms used but not otherwise defined in this Schedule C shall have the meanings set forth in Exhibit C or, if not defined therein, in this Agreement.

Representation Number on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception
(7) Lien; Valid Assignment	Lofts at Ionia (Loan No. 49)

The related Mortgagor’s predecessor in interest entered into a Historic Preservation Easement (an “HPE”) with the Michigan Historic Preservation Network (the “MHPN”). If the HPE is extinguished as a result of an intentional act taken by, or a result arising from intentional actions of, the related Mortgagor or Ionia Ventures, LLC, the MHPN could have a claim on 66% of any net sales proceeds for the related Mortgaged Property. Extinguishment must be the result of a judicial proceeding in a court of competent jurisdiction. If the HPE extinguishment is not the result of an intentional act taken by, or a result arising from intentional actions of, the related Mortgagor or Ionia Ventures, LLC, then the MHPN’s claim to any sale proceeds would be net of, and subordinate to the claims of the Mortgage Loan lender to the extent of, the outstanding principal balance of the subject Mortgage Loan.

In the event that (i) following an event of default, the lender or its nominee (any of the foregoing, a “Successor Lender Owner”) acquires title to the related Mortgaged Property pursuant to a foreclosure proceeding, a deed in lieu of foreclosure, an assignment of equity interests in lieu of foreclosure or any other means, and (ii) either before or after such Successor Lender Owner acquires title to the related Mortgaged Property, the HPE is terminated or extinguished in accordance with its terms, and (iii) following such termination or extinguishment, such Successor Lender Owner is required to sell the related Mortgaged Property and any portion of the net proceeds resulting from such sale is paid or payable to the MHPN pursuant to the terms of the HPE, the related Mortgagor and non-recourse carveout guarantor will have full recourse liability for the amount of such net proceeds resulting from such sale paid or payable, as applicable, to the MHPN.

(8) Permitted Liens; Title Insurance	Lehigh Student Housing Portfolio (Loan No. 23)	The related Mortgaged Property is comprised of two or more non-contiguous parcels.
(8) Permitted Liens; Title Insurance	Walgreens Elkton (Loan No. 56)	If the related Mortgagor receives a Bona Fide Offer to purchase the related Mortgaged Property, the related Mortgagor is required to

Sch. C-1

Representation Number on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception

	(Loan No. 56)	notify the related sole tenant. A “Bona Fide Offer” is one made in writing by a person or entity that is not related or affiliated with the related Mortgagor which the related Mortgagor intends to accept. The related sole tenant may within 45 days after receipt of the related Mortgagor’s notice offer to purchase the related Mortgaged Property on the terms contained in the Bona Fide Offer, in which event, the related Mortgagor is required to sell the related Mortgaged Property to the related sole tenant.
(8) Permitted Liens; Title Insurance	Walgreens Spartanburg (Loan No. 63)	If the related Mortgagor elects to voluntarily sell the related Mortgaged Property at any time during the initial term, the term of the related lease or any extensions thereof, the related Mortgagor must first notify the related sole tenant in writing of its intent to sell, setting forth the specific terms and conditions upon which the related Mortgagor will offer the related Mortgaged Property for sale. From and after such written notice to the related sole tenant, such tenant has the first right to meet such terms of sale which option is for a period of 10 working days. If, during said 10-day option period, the related sole tenant fails to notify the related Mortgagor of its willingness to meet the terms of the proposed sale, the related sole tenant’s first right to purchase is ineffective, provided that the related Mortgagor may not sell the related Mortgaged Property for a purchase price less than the purchase price and terms offered the related sole tenant. If the related Mortgagor desires to sell the related Mortgaged Property for a purchase price less than the purchase price offered to the related sole tenant, the related Mortgagor must again offer the related Mortgaged Property to the related sole tenant as provided above.
(15) Actions Concerning Mortgage Loan	Triyar Portfolio III (Loan No. 16)	The related non-recourse carveout guarantor is currently subject to two separate lawsuits. One lawsuit alleges fraudulent transfer and alter ego claims against the individual in question and others in connection with profit splits from a motion picture film. The other lawsuit involves a cross-claim against the individual in question under a completion guaranty executed in connection with a construction loan.
(16) Escrow Deposits	Triyar Portfolio III (Loan No. 16)	In connection with the acquisition of the Greenville Mortgaged Property, the parties held back $170,000 of the purchase price with a third-party escrow agent as a tenant allowance. The seller of the related Mortgaged Property is required to complete the work within 120 days of origination and, upon completion, the related Mortgagor will instruct the third-party escrow agent to disburse the funds to the seller. If the seller does not complete the work by the deadline, then the related Mortgagor may, at its option, complete the work and the parties will jointly instruct the third-party escrow agent to disburse the related Mortgagor’s costs to the related Mortgagor and any remainder to the seller. The lender will be a beneficiary to the tri-party agreement between the related Mortgagor and the seller and will have the benefit of the escrow in the event of a default by the

Sch. C-2

Representation Number on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception

related Mortgagor.

In addition, in connection with the acquisition of the Rantoul Mortgaged Property, the related Mortgagor and the seller of the related Mortgaged Property agreed that a portion of the purchase price in the amount of $350,000 (the “Escrow Amount”) would be deposited into an escrow account (the “Escrow Account”) held by Bank of Commerce in Amarillo, Texas (the “Escrow Agent”). In the event that the related Mortgagor’s insurance costs and property taxes for each calendar year exceed the applicable expense cap for such year, the seller and the related Mortgagor will mutually direct the Escrow Agent to disburse to the related Mortgagor the amount equal to such excess (the “Withdrawals”), provided that prior to any Withdrawal, the related Mortgagor is required to provide the following to the seller and the Escrow Agent: (i) notice of Withdrawal; and (ii) reasonable evidence documenting the calculation of the requested Withdrawal amount. The minimum amount of funds in the Escrow Account, after deducting therefrom any Withdrawals (the “Minimum Amount”), as of January 1 of each calendar year from 2020 to 2025 is required to equal the amounts as set forth in the related amendment to the purchase and sale agreement. In the event that on January 1 of each year as set forth in the amendment, the amount in the Escrow Account exceeds the Minimum Amount, or in the event any funds remain in the Escrow Account on January 1, 2026, the seller and the related Mortgagor will mutually direct the Escrow Agent to disburse to the seller such excess funds. In the event that on January 1 of each year set forth in the amendment, the amount in the Escrow Account is less than the Minimum Amount, the seller is required to deposit the amount equal to such deficit in the Escrow Account within two (2) business days thereafter.

(18) Insurance	All Mortgage Loans (Loan Nos. 16, 20, 22, 23, 26, 31, 32, 44, 48, 49, 53, 56, 57, 59, 63 and 67)

Except with respect to Mortgage Loans where terrorism insurance is not required or where a tenant is permitted to self-insure, if any of certain insurance policies (including the all-risk/special form property policy and the rental loss and/or business interruption policy) required under the related loan documents contain exclusions for loss, cost, damage or liability caused by “terrorism” or “terrorist acts” (“Acts of Terrorism”), the related Mortgagor must obtain and maintain terrorism coverage to cover such exclusions from an insurer meeting the Insurance Rating Requirements specified in Representation and Warranty No. 18 (a “Qualified Insurer”) or, in the event that such terrorism coverage is not available from a Qualified Insurer, the related Mortgagor must obtain such terrorism coverage from the highest rated insurance company providing such terrorism coverage.

In addition, subject to the other exceptions to Representation and Warranty No. 18, even where terrorism insurance is required, and regardless of whether TRIA or a similar or subsequent statute is or is not in effect, the related Mortgagor may not be required to pay more for terrorism insurance coverage than a specified percentage (at least

Sch. C-3

Representation Number on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception

equal to 200%) of the amount of the insurance premium that is payable in respect of the property and business interruption/rental loss insurance required under the related loan documents (excluding such terrorism coverage and coverage for other catastrophe perils such as flood, windstorm and earthquake) either at the time of origination of the subject Mortgage Loan or at the time the terrorism insurance is to be obtained (as applicable for the subject Mortgage Loan), and if the cost of such terrorism insurance exceeds such amount, then the related Mortgagor is only required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.

Subject to the other exceptions to Representation and Warranty No. 18, the related loan documents may require that, if insurance proceeds in respect of a property loss are to be applied to the repair or restoration of all or part of the related Mortgaged Property, then the insurance proceeds may be held by a party other than the lender (or a trustee appointed by it) if such proceeds are less than or equal to 5% of the original principal balance of the related Mortgage Loan, rather than 5% of the then outstanding principal amount of the related Mortgage Loan.

(18) Insurance	Lehigh Student Housing Portfolio (Loan No. 23)	With respect to the portion of the related Mortgaged Property located at 702 East 6th Street, the related Mortgage Loan Seller has agreed that Westminster American Insurance Company is an acceptable insurance company with respect to such insurance coverage for such portion of the related Mortgaged Property so long as Westminster American Insurance Company maintains (1) a rating of at least “AV” from A.M. Best Company (and there is no withdrawal of such rating) and (2) reinsurance with carriers meeting the requirements in the related loan agreement.
(18) Insurance	Lofts at Ionia (Loan No. 49)

The related Mortgagor is required to use net proceeds to repay the subject Mortgage Loan or restore. However, the related Mortgagor’s predecessor in interest entered into a Historic Preservation Easement (an “HPE”) with the Michigan Historic Preservation Network (the “MHPN”). If the casualty or condemnation was the result of an intentional act taken by, or a result arising from intentional actions of, the related Mortgagor or Ionia Ventures, LLC and if the HPE is extinguished, the MHPN would have a claim on 66% of the net proceeds. If the casualty or condemnation was not the result of an intentional act taken by, or a result arising from intentional actions of, the related Mortgagor or Ionia Ventures, LLC, then the net proceeds would be used as provided for under the related loan agreement.

If any portion of net proceeds is paid or payable to the MHPN pursuant to the terms of the HPE and as a result thereof such net proceeds are insufficient to repay the debt in full or restore, the related Mortgagor and non-recourse carveout guarantor will have full recourse liability for the amount of any such insufficiency, but in no

Sch. C-4

Representation Number on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception

event more than the amount of such net proceeds paid or payable, as applicable, to the MHPN.
(18) Insurance	Walgreens Elkton (Loan No. 56) Walgreens Spartanburg (Loan No. 63) Dollar General Houghton Lake (Loan No. 67)	With respect to each of the subject Mortgage Loans, either the related Mortgaged Property is not required to be covered by terrorism insurance or the sole tenant is permitted to self-insure. Any terrorism insurance coverage currently maintained may be terminated at any time.
(18) Insurance	Walgreens Elkton (Loan No. 56) Walgreens Spartanburg (Loan No. 63)

With respect to each of the subject Mortgage Loans, the related Mortgaged Property is leased to a single tenant. To the extent (i) the related lease is in full force and effect, (ii) no default beyond any applicable notice and cure period has occurred and is continuing under the related lease, (iii) the related sole tenant is permitted per the terms of its lease to rebuild and/or repair the related Mortgaged Property and is entitled to no period of rent abatement, and (iv) the related sole tenant maintains, either through a program of self-insurance or otherwise, the insurance required to be maintained by it under the related lease as of the date of the related loan agreement or as otherwise approved by the lender in writing, the related Mortgagor will not be required to maintain coverage otherwise required under Section 5.1.1 of the related loan agreement.

Notwithstanding anything to the contrary described in the prior paragraph: (A) if, at any time and from time to time during the term of the subject Mortgage Loan, the insurance policies, or self-insurance, maintained by the related sole tenant as of the date of the related loan agreement are modified to decrease the type or amount of coverage below that required under the related lease as of the date of the related loan agreement, or if, at any time and from time to time during the term of the subject Mortgage Loan, the sole tenant does not self-insure and the insurance policies maintained by the related sole tenant under its lease are obtained from and maintained with an insurance company that is rated below “A-:VIII” by A.M. Best Company (the “Minimum Insurer Ratings”), then in either such case the related Mortgagor is required, upon obtaining knowledge thereof, to promptly procure and maintain, at its sole cost and expense, with an insurance company that at least satisfies the Minimum Insurer Ratings (and promptly notify the lender in writing of such change in the related sole tenant’s coverage and of the coverage procured by the related Mortgagor) either (x) “primary” insurance coverage of the types and for the amounts required under the related lease as of the date of the related loan agreement in the event that the related sole tenant does not provide the applicable insurance coverage required under the related lease as of the date of the related loan agreement or in the event the related sole tenant maintains such coverage with an

Sch. C-5

Representation Number on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception

insurance company that does not satisfy the Minimum Insurer Ratings or (y) “excess and contingent” insurance coverage of the types and for the amounts required under the related lease as of the date of the related loan agreement in the event that the related sole tenant does not provide sufficient insurance coverage required under the related lease as of the date of the related loan agreement or in the event the related sole tenant maintains such coverage with an insurance company that does not satisfy the Minimum Insurer Ratings, in each case, in “concurrent form” with the policies obtained pursuant to the related lease, over and above any other valid and collectible coverage then in existence, as will be necessary to bring the insurance coverage for the related Mortgaged Property to at least the types and amount of coverage required under the related lease as of the date of the related loan agreement; and/or (B) if, at any time and from time to time during the term of the subject Mortgage Loan, the insurance policies maintained by the related sole tenant under the related lease fail to name the lender as an additional insured or beneficiary, as the case may be, the related Mortgagor is required to maintain such insurance policies, regardless of whether such insurance is maintained by the related sole tenant under the related lease.

With respect to each of the subject Mortgage Loans, the insurance requirements under the related lease covering the related Mortgaged Property may not satisfy the requirements of Representation and Warranty No. 18 and may allow the tenant to self-insure.

(18) Insurance	Dollar General Houghton Lake (Loan No. 67)

With respect to each of the subject Mortgage Loans, the related Mortgaged Property is leased to a single tenant. To the extent (i) the related lease is in full force and effect, (ii) no default beyond any applicable notice and cure period has occurred and is continuing under the related lease, (iii) the related sole tenant is permitted per the terms of its lease to rebuild and/or repair the related Mortgaged Property and is entitled to no period of rent abatement, and (iv) the related sole tenant maintains the insurance required to be maintained by it under the related lease as of the date of the related loan agreement or as otherwise approved by the lender in writing, the related Mortgagor will not be required to maintain coverage otherwise required under Section 5.1.1 of the related loan agreement.

Notwithstanding anything to the contrary described in the prior paragraph: (A) if, at any time and from time to time during the term of the subject Mortgage Loan, the insurance policies maintained by the related sole tenant as of the date of the related loan agreement are modified to decrease the type or amount of coverage below that required under the related lease as of the date of the related loan agreement, or if, at any time and from time to time during the term of the subject Mortgage Loan, the insurance policies maintained by the related sole tenant under its lease are obtained from and maintained with an insurance company that is rated below “A-:VIII” by A.M. Best Company (the “Minimum Insurer Ratings”), then in either such

Sch. C-6

Representation Number on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception

case the related Mortgagor is required, upon obtaining knowledge thereof, to promptly procure and maintain, at its sole cost and expense, with an insurance company that at least satisfies the Minimum Insurer Ratings (and promptly notify the lender in writing of such change in the related sole tenant’s coverage and of the coverage procured by the related Mortgagor) either (x) “primary” insurance coverage of the types and for the amounts required under the related lease as of the date of the related loan agreement in the event that the related sole tenant does not provide the applicable insurance coverage required under the related lease as of the date of the related loan agreement or in the event the related sole tenant maintains such coverage with an insurance company that does not satisfy the Minimum Insurer Ratings or (y) “excess and contingent” insurance coverage of the types and for the amounts required under the related lease as of the date of the related loan agreement in the event that the related sole tenant does not provide sufficient insurance coverage required under the related lease as of the date of the related loan agreement or in the event the related sole tenant maintains such coverage with an insurance company that does not satisfy the Minimum Insurer Ratings, in each case, in “concurrent form” with the policies obtained pursuant to the related lease, over and above any other valid and collectible coverage then in existence, as will be necessary to bring the insurance coverage for the related Mortgaged Property to at least the types and amount of coverage required under the related lease as of the date of the related loan agreement; and/or (B) if, at any time and from time to time during the term of the subject Mortgage Loan, the insurance policies maintained by the related sole tenant under the related lease fail to name the lender as an additional insured or beneficiary, as the case may be, the related Mortgagor is required to maintain such insurance policies, regardless of whether such insurance is maintained by the related sole tenant under the related lease.

With respect to each of the subject Mortgage Loans, the insurance requirements under the related lease covering the related Mortgaged Property may not satisfy the requirements of Representation and Warranty No. 18.

(26) Local Law Compliance	Lehigh Student Housing Portfolio (Loan No. 23)	The related Mortgaged Property (or a portion thereof) constitutes (or, in the case of a portfolio of related Mortgaged Properties, one or more of the related Mortgaged Properties constitute) a legal non-conforming use which, following a casualty or destruction, may not be restored or repaired to the full extent necessary to maintain the pre-casualty/pre-destruction use of the subject structure/property if the replacement cost exceeds a specified threshold and/or the restoration or repair is not completed or the pre-casualty/pre-destruction use is not restored (or certain key steps in connection therewith are not taken) within a specified time frame. Law and ordinance insurance coverage was obtained, but such insurance only covers (i) the loss to the subject structure when it must be demolished

Sch. C-7

Representation Number on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception

to comply with code requirements, (ii) the cost to demolish and clear the site of the undamaged portions of the covered structure, where the law requires its demolition, and (iii) increased cost of construction, to the extent such cost is a consequence of the enforcement of an ordinance or law.

(26) Local Law Compliance	Central Park Plaza (Loan No. 31)	Twenty-seven (27) of the office suites do not have certificates of occupancy (“CO” or “COs”) on file with the related municipality and failure to have a CO on file is considered a violation (although no such violations have been issued and are currently active). It is the related tenants’ responsibility under the zoning ordinance and pursuant to the related leases to obtain and file a CO with the related municipality and any fines for failing to do so would be the responsibility of the related tenant. The related loan documents provide that the related Mortgagor and non-recourse carveout guarantor will be liable for any losses sustained by the related Mortgage Loan Seller in connection with a related tenant’s failure to have obtained and filed a CO. Further, there is one open fire code violation at the related Mortgaged Property. The related Mortgagor covenanted in the related loan documents that (I) the work necessary to remedy the violation has been completed and (II) it will remove the violation of record within 90 days from origination or such additional time as is necessary, provided the related Mortgagor is diligently pursuing same. The related Mortgagor and non-recourse carveout guarantor are liable for any losses to the lender in connection with existing violations.
(27) Licenses and Permits	Central Park Plaza (Loan No. 31)	Twenty-seven (27) of the office suites do not have certificates of occupancy (“CO” or “COs”) on file with the related municipality and failure to have a CO on file is considered a violation (although no such violations have been issued and are currently active). It is the related tenants’ responsibility under the zoning ordinance and pursuant to the related leases to obtain and file a CO with the related municipality and any fines for failing to do so would be the responsibility of the related tenant. The related loan documents provide that the related Mortgagor and non-recourse carveout guarantor will be liable for any losses sustained by the related Mortgage Loan Seller in connection with a related tenant’s failure to have obtained and filed a CO.
(28) Recourse Obligations	All Mortgage Loans (Loan Nos. 16, 20, 22, 23, 26, 31, 32, 44, 48, 49, 53, 56, 57, 59, 63 and 67)

The related loan documents may limit recourse for the related Mortgagor’s commission of intentional material physical waste only to the extent that there is sufficient cash flow from the related Mortgaged Property to make the requisite payments to prevent the waste.

The related loan documents may provide that transfers of interests in the related Mortgaged Property pursuant to a lease do not give rise to full recourse.

Sch. C-8

Representation Number on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception

The related loan documents may provide that transfers of interests in the related Mortgagor in violation of such loan documents only give rise to recourse for losses (as opposed to full recourse) if the transfer was otherwise permitted and the related Mortgagor’s breach was failure to provide notice to the lender, so long as the related Mortgagor provides all required documentation within five business days of receipt by the related Mortgagor.

With respect to clause (a)(ii) of Representation and Warranty No. 28, the related loan documents may not refer to the related guarantor but may instead refer to “[the] Borrower, an Affiliate, officer, director or representative that controls Borrower.”

(28) Recourse Obligations	Walgreens Elkton (Loan No. 56) Walgreens Spartanburg (Loan No. 63) Dollar General Houghton Lake (Loan No. 67)

With respect to each of the subject Mortgage Loans, voluntary transfers in violation of the related loan documents is not a full recourse carveout but is a loss, costs and damages carveout. In addition, the related loan documents do not provide recourse to the related guarantor for breaches of the environmental covenants contained in the related loan documents.

As regards recourse against the guarantor for waste, the related loan documents do not specifically reference “waste”, but provide for recourse against the guarantor for losses arising from physical damage to the related Mortgaged Property from the willful misconduct of the related Mortgagor or any affiliate of the related Mortgagor or, after the occurrence and during the continuance of an event of default, the removal or disposal of any portion of the related Mortgaged Property in violation of the related loan documents (other than in the ordinary course of business).

(28) Recourse Obligations	County Fair Market Place (Loan No. 59)	The related loan documents limit recourse for the related Mortgagor’s misappropriation of rents after an event of default, security deposits, insurance proceeds, or condemnation awards only to the extent that the misappropriation is intentional.
(29) Mortgage Releases	All Mortgage Loans (Loan Nos. 16, 20, 22, 23, 26, 31, 32, 44, 48, 49, 53, 56, 57, 59, 63 and 67)	If the loan-to-value ratio of the related Mortgaged Property following a condemnation exceeds 125%, the related Mortgagor may be able to avoid having to pay down the subject Mortgage Loan if it delivers an opinion of counsel to the effect that the failure to make such pay down will not cause the REMIC holding the subject Mortgage Loan to fail to qualify as such.
(30) Financial Reporting and Rent Rolls	Walgreens Elkton (Loan No. 56) Walgreens Spartanburg (Loan No. 63) Dollar General Houghton Lake (Loan No. 67)	With respect to each of the subject Mortgage Loans, the related loan documents provide that the related Mortgagor is not required to deliver quarterly and annual operating or other financial statements so long as either (i) at the applicable time, the related lease(s) then in effect provide for the same or a substantially similar allocation of responsibilities between the related Mortgagor and related tenant(s) as were in effect between the related Mortgagor and the related sole tenant at the origination date without material changes, or (ii) the only

Sch. C-9

Representation Number on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception

related tenant(s) of the related Mortgaged Property is a so-called “triple-net” tenant, with no property-related expense other than debt service, provided that the related Mortgagor will be required under such circumstances to deliver a certified rent roll for the related Mortgaged Property at such time.

(31) Acts of Terrorism Exclusion	All Mortgage Loans (Loan Nos. 16, 20, 22, 23, 26, 31, 32, 44, 48, 49, 53, 56, 57, 59, 63 and 67)

Except with respect to Mortgage Loans where terrorism insurance is not required or where a tenant is permitted to self-insure, if any of certain insurance policies (including the all-risk/special form property policy and the rental loss and/or business interruption policy) required under the related loan documents contain exclusions for loss, cost, damage or liability caused by “terrorism” or “terrorist acts” (“Acts of Terrorism”), the related Mortgagor must obtain and maintain terrorism coverage to cover such exclusions from an insurer meeting the Insurance Rating Requirements specified in Representation and Warranty No. 18 (a “Qualified Insurer”) or, in the event that such terrorism coverage is not available from a Qualified Carrier, the related Mortgagor must obtain such terrorism coverage from the highest rated insurance company providing such terrorism coverage.

In addition, subject to the other exceptions to Representation and Warranty No. 31, even where terrorism insurance is required, and regardless of whether TRIA or a similar or subsequent statute is or is not in effect, the related Mortgagor may not be required to pay more for terrorism insurance coverage than a specified percentage (at least equal to 200%) of the amount of the insurance premium that is payable in respect of the property and business interruption/rental loss insurance required under the related loan documents (excluding such terrorism coverage and coverage for other catastrophe perils such as flood, windstorm and earthquake) either at the time of origination of the subject Mortgage Loan or at the time the terrorism insurance is to be obtained (as applicable for the subject Mortgage Loan), and if the cost of such terrorism insurance exceeds such amount, then the related Mortgagor is only required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.

(31) Acts of Terrorism Exclusion	Walgreens Elkton (Loan No. 56) Walgreens Spartanburg (Loan No. 63) Dollar General Houghton Lake (Loan No. 67)	With respect to each of the subject Mortgage Loans, either the related Mortgaged Property is not required to be covered by terrorism insurance or the sole tenant is permitted to self-insure. Any terrorism insurance coverage currently maintained may be terminated at any time.
(32) Due on Sale or Encumbrance	All Mortgage Loans (Loan Nos. 16, 20, 22, 23, 26, 31, 32, 44, 48, 49, 53, 56, 57, 59, 63 and 67)	With respect to clause (a)(v) of Representation and Warranty No. 32, mergers, acquisitions and other business combinations involving a

Sch. C-10

Representation Number on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception
publicly traded company may be permitted. Transfers contemplated by an exception to Representation and Warranty No. 29 are also permitted transfers.
(32) Due on Sale or Encumbrance	Walgreens Elkton (Loan No. 56) Walgreens Spartanburg (Loan No. 63) Dollar General Houghton Lake (Loan No. 67)

With respect to each of the subject Mortgage Loans, the related loan documents permit transfers without the lender’s consent by the related Mortgagor and by and to certain affiliates of Ladder Capital Finance Holdings LLLP or Ladder Capital Corp.

In addition, corporate financing is permitted provided that such financing is secured by real estate collateral satisfying the requirements of the related loan documents in addition to the pledged interest in the related mortgage borrower. Transfers of the pledged equity interests by reason thereof are permitted.

(33) Single-Purpose Entity	The Beacon (Loan No. 20)	The related Mortgagor previously owned property that is not part of the collateral for the subject Mortgage Loan.
(43) Environmental Conditions	810 Lufkin Road (Loan No. 44)	The related Mortgaged Property is subject to a Notice of Brownfield Property dated August 31, 2016. The related Mortgaged Property was formerly used for printing operations from 1972 through 2011. As a result thereof, certain leaks and spills that occurred over time, and use of property to the north, the groundwater and soil became contaminated with various contaminants, which led to soil gas contamination and indoor air contamination. While the prior releases at the related Mortgaged Property are considered historical recognized environmental conditions, the remaining impacts at the related Mortgaged Property addressed through a Notice of Brownfield Property and land use restriction (limiting use of the related Mortgaged Property to warehouse, office, or light industrial purposes, unless otherwise approved by the North Carolina Department of Environmental Quality) are considered a controlled recognized environmental condition.
(43) Environmental Conditions	Lofts at Ionia (Loan No. 49)

The related Mortgaged Property is listed on the Baseline Environmental Assessment (“BEA”) regulatory database with respect to impacts associated with the south parcel of the related Mortgaged Property. A BEA was filed in February 2012 which identified recognized environmental conditions associated with potential fill material and the potential for migrating contamination from adjacent and upgradient properties and soil sampling confirmed contamination below the basement slab exceeding Michigan’s Generic Residential Cleanup Criteria (“GRCC”) for soil. As a result, the south parcel is considered a “facility” under Part 201 of Michigan’s Natural Resources and Environmental Protection Act, 1994 PA 451 as amended (“NREPA”). The known contamination above GRCC set forth in the BEA is considered a recognized environmental condition.

In connection with the transfer of ownership of the related Mortgaged Property

Sch. C-11

Representation Number on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception

(to a new entity to meet the lender’s requirements), the related Mortgagor covenanted to retain Nova Consulting to (i) conduct a BEA at the south parcel and prepare a BEA report on behalf of the acquiring entity with respect to the existing contamination in accordance with Part 201 NREPA and within the applicable regulatory timeframes set forth therein, including submitting the BEA report to the Michigan Department of Environmental, Great Lakes, and Energy (“EGLE”) within six (6) months of the date of the transfer of ownership to the acquiring entity, and (ii) prepare documentation of due care evaluations and response activities in accordance with the NREPA (the “Due Care Plan”) on behalf of the acquiring entity. In addition, the related Mortgagor covenanted to comply, and to cause the acquiring entity and all tenants and other occupants to comply, with all due care obligations and due care recordkeeping requirements under NREPA, including implementing the Due Care Plan at the related Mortgaged Property and making a copy of the Due Care Plan available to the EGLE upon its request.

(43) Environmental Conditions	County Fair Market Place (Loan No. 59)	The related environmental report indicates the presence of fly ash fill material (e.g., coal ash) on a portion of the related Mortgaged Property, which is considered a controlled recognized environmental condition. The related Mortgagor covenanted in the related loan documents to comply with all legal requirements, including environmental law, in the event of any construction, excavation or other activities at the portion of the related Mortgaged Property in which fly ash material is contained.
(45) Appraisal	Dollar General Houghton Lake (Loan No. 67)	The appraisal date is January 15, 2019, which is more than 6 months prior to origination.

Sch. C-12

EXHIBIT D-1

FORM OF CERTIFICATE OF THE SECRETARY OR
AN ASSISTANT SECRETARY OF THE MORTGAGE LOAN SELLER

LADDER CAPITAL FINANCE LLC

SECRETARY’S CERTIFICATE

I, [_____], the duly appointed Secretary of Ladder Capital Finance LLC (the “Mortgage Loan Seller”), hereby certify that:

1.                  The Mortgage Loan Seller is a limited liability company duly organized and validly existing under the laws of the State of Delaware.

2.                  Attached hereto as Exhibit A are true and correct copies of the Certificate of Formation and Amended and Restated Limited Liability Company Agreement of the Mortgage Loan Seller (as amended by the First Amendment and Second Amendment thereof), which Certificate of Formation and Amended and Restated Limited Liability Company Agreement (as so further amended) are on the date hereof in full force and effect.

3.                  Attached hereto as Exhibit B is a certificate of the Secretary of the State of Delaware with respect to the good standing of the Mortgage Loan Seller.

4.                  Attached hereto as Exhibit C are true and correct copies of resolutions that were adopted by the directors of the Mortgage Loan Seller.

5.                  To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Mortgage Loan Seller are pending or contemplated.

6.                  Each person listed on Exhibit D is and has been a duly elected or appointed and qualified officer or authorized signatory of the Mortgage Loan Seller and his or her genuine signature is set forth opposite his or her name.

7.                  Each person listed on Exhibit D who signed, either manually or by facsimile signature, the Mortgage Loan Purchase Agreement, dated and effective as of August 5, 2019 (the “Purchase Agreement”), between the Mortgage Loan Seller, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and Wells Fargo Commercial Mortgage Securities, Inc. (the “Purchaser”) providing for the purchase of the Mortgage Loans by the Purchaser from the Mortgage Loan Seller, and/or the Indemnification Agreement referred to in the Purchase Agreement, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures.

Exh. D-1-1

IN WITNESS WHEREOF, I have signed this Certificate as of August 20, 2019.

By:
Name:
Title:

I, ______, a ________ of the Seller, hereby certify that ________ is the duly elected or appointed, as the case may be, qualified and acting Secretary of the Seller and that the signature appearing above is her genuine signature.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of August 20, 2019.

By:
Name:
Title:

Exh. D-1-2

EXHIBIT D-2

FORM OF CERTIFICATE OF AN AUTHORIZED PERSON OF LCFH

CERTIFICATE OF AUTHORIZED PERSON OF
LADDER CAPITAL FINANCE HOLDINGS LLLP

I, [________], an Authorized Person of Ladder Capital Finance Holdings LLLP (the “Partnership”), hereby certify as follows:

1.                  The Partnership is a limited liability limited partnership duly organized and validly existing under the laws of the State of Delaware.

2.                  Attached hereto as Exhibit A are true and correct copies of the following documents of the Partnership, which are on the date hereof in full force and effect:

(a)	Amended and Restated Certificate of Limited Partnership of Ladder Capital Finance Holdings LLLP, filed with the Secretary of State of the State of Delaware on December 5, 2014;
(b)	Third Amended and Restated Limited Liability Limited Partnership Agreement of Ladder Capital Finance Holdings LLLP, dated as of December 31, 2014; and
(c)	Amendment to Third Amended and Restated Limited Liability Limited Partnership Agreement of Ladder Capital Finance Holdings LLLP, dated as of November 30, 2015.

3.                  Attached hereto as Exhibit B is a certificate of the Secretary of the State of Delaware with respect to the good standing of the Partnership.

4.                  Attached hereto as Exhibit C are true and correct copies of resolutions of LC REIT and LC TRS (each as defined below) with respect to Authorized Persons acting on behalf of the Partnership.

5.                  To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Partnership are pending or contemplated.

6.                  Each person listed on Exhibit D is an authorized signatory of the Partnership and his or her genuine signature is set forth opposite his or her name.

7.                  Each person listed on Exhibit D who signed, either manually or by facsimile signature, the Mortgage Loan Purchase Agreement, dated and effective as of August 5, 2019 (the “Purchase Agreement”), between the Partnership, Ladder Capital Finance LLC (the “Seller”), Series REIT of Ladder Capital Finance Holdings LLLP (“LC REIT”), Series TRS of Ladder Capital Finance Holdings LLLP (“LC TRS”) and Wells Fargo Commercial Mortgage Securities, Inc. (the “Purchaser”), providing for the purchase of the Mortgage Loans by the

Exh. D-2-1

Purchaser from the Seller, and/or the Indemnification Agreement referred to in the Purchase Agreement, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

Exh. D-2-2

IN WITNESS WHEREOF, I have signed this Certificate as of August 20, 2019.

By:
Name:
Title:

I, _______, Authorized Person, hereby certify that _________ is an Authorized Person and that the signature appearing above is her genuine signature.

IN WITNESS WHEREOF, I have signed this Certificate as of August 20, 2019.

By:
Name:
Title:

Exh. D-2-3

EXHIBIT D-3

FORM OF CERTIFICATE OF THE SECRETARY OR
AN ASSISTANT SECRETARY OF LC REIT

CERTIFICATE OF OFFICER OF SERIES REIT OF
LADDER CAPITAL FINANCE HOLDINGS LLLP

I, [_______] the duly appointed Secretary of Series REIT of Ladder Capital Finance Holdings LLLP (“LC REIT”), hereby certify as follows:

1.                  LC REIT is a series of Ladder Capital Finance Holdings LLLP (“LCFH”), a Delaware limited liability limited partnership, and is duly established pursuant to Section 17-218 of the Delaware Revised Uniform Limited Partnership Act. LCFH is duly organized and validly existing under the laws of the State of Delaware.

2.                  Attached hereto as Exhibit A are true and correct copies of the following documents of LCFH, which are on the date hereof in full force and effect:

(a)	Amended and Restated Certificate of Limited Partnership of LCFH, filed with the Secretary of State of the State of Delaware on December 5, 2014;
(b)	Third Amended and Restated Limited Liability Limited Partnership Agreement of LCFH, dated as of December 31, 2014; and
(c)	Amendment to Third Amended and Restated Limited Liability Limited Partnership Agreement of Ladder Capital Finance Holdings LLLP, dated as of November 30, 2015.

3.                  Attached hereto as Exhibit B is a certificate of the Secretary of the State of Delaware with respect to the good standing of LCFH.

4.                  Attached hereto as Exhibit C are true and correct copies of resolutions of the Board of Directors of LC REIT.

5.                  To the best of my knowledge, no proceedings looking toward liquidation or dissolution of LCFH are pending or contemplated.

6.                  Each person listed on Exhibit D is and has been a duly elected or appointed and qualified officer or authorized signatory of LC REIT and his or her genuine signature is set forth opposite his or her name:

7.                  Each person listed on Exhibit D who signed, either manually or by facsimile signature, on behalf of LC REIT, the Mortgage Loan Purchase Agreement, dated and effective as of August 5, 2019 (the “Purchase Agreement”), between Ladder Capital Finance LLC (the “Seller”), LCFH, LC REIT, Series TRS of Ladder Capital Finance Holdings LLLP and Wells Fargo Commercial Mortgage Securities, Inc. (the “Purchaser”) providing for the

Exh. D-3-1

purchase of the Mortgage Loans by the Purchaser from the Seller, and/or the Indemnification Agreement referred to in the Purchase Agreement, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

Exh. D-3-2

IN WITNESS WHEREOF, I have signed this Certificate as of August 20, 2019.

By:
Name:
Title:

I, _______, the ________ of LC REIT, hereby certify that _________ is the duly elected or appointed, as the case may be, qualified and acting Secretary of LC REIT and that the signature appearing above is her genuine signature.

IN WITNESS WHEREOF, I have signed this Certificate as of August 20, 2019.

By:
Name:
Title:

Exh. D-3-3

EXHIBIT D-4

FORM OF CERTIFICATE OF THE SECRETARY OR
AN ASSISTANT SECRETARY OF LC TRS

CERTIFICATE OF OFFICER OF SERIES TRS OF
LADDER CAPITAL FINANCE HOLDINGS LLLP

I, [_______] the duly appointed Secretary of Series TRS of Ladder Capital Finance Holdings LLLP (“LC TRS”), hereby certify as follows:

1.                  LC TRS is a series of Ladder Capital Finance Holdings LLLP (“LCFH”), a Delaware limited liability limited partnership, and is duly established pursuant to Section 17-218 of the Delaware Revised Uniform Limited Partnership Act. LCFH is duly organized and validly existing under the laws of the State of Delaware.

2.                  Attached hereto as Exhibit A are true and correct copies of the following documents of LCFH, which are on the date hereof in full force and effect:

(a)	Amended and Restated Certificate of Limited Partnership of LCFH, filed with the Secretary of State of the State of Delaware on December 5, 2014;
(b)	Third Amended and Restated Limited Liability Limited Partnership Agreement of LCFH, dated as of December 31, 2014; and
(c)	Amendment to Third Amended and Restated Limited Liability Limited Partnership Agreement of Ladder Capital Finance Holdings LLLP, dated as of November 30, 2015.

3.                  Attached hereto as Exhibit B is a certificate of the Secretary of the State of Delaware with respect to the good standing of LCFH.

4.                  Attached hereto as Exhibit C are true and correct copies of resolutions of the Board of Directors of LC TRS.

5.                  To the best of my knowledge, no proceedings looking toward liquidation or dissolution of LCFH are pending or contemplated.

6.                  Each person listed on Exhibit D is and has been a duly elected or appointed and qualified officer or authorized signatory of LC TRS and his or her genuine signature is set forth opposite his or her name:

7.                  Each person listed on Exhibit D who signed, either manually or by facsimile signature, on behalf of LC TRS, the Mortgage Loan Purchase Agreement, dated and effective as of August 5, 2019 (the “Purchase Agreement”), between Ladder Capital Finance LLC (the “Seller”), LCFH, Series REIT of Ladder Capital Finance Holdings LLLP, LC TRS and Wells Fargo Commercial Mortgage Securities, Inc. (the “Purchaser”) providing for the

Exh. D-4-1

purchase of the Mortgage Loans by the Purchaser from the Seller, and/or the Indemnification Agreement referred to in the Purchase Agreement, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

Exh. D-4-2

IN WITNESS WHEREOF, I have signed this Certificate as of August 20, 2019.

By:
Name:
Title:

I, _______, the ________ of LC TRS, hereby certify that _________ is the duly elected or appointed, as the case may be, qualified and acting Secretary of LC TRS and that the signature appearing above is her genuine signature.

IN WITNESS WHEREOF, I have signed this Certificate as of August 20, 2019.

By:
Name:
Title:

Exh. D-4-3

EXHIBIT D-5

FORM OF CERTIFICATE OF THE MORTGAGE LOAN SELLER

CERTIFICATE OF MORTGAGE LOAN SELLER

In connection with the execution and delivery by Ladder Capital Finance LLC (“LCF”) of, and the consummation of the various transactions contemplated by, that certain Mortgage Loan Purchase Agreement, dated and effective as of August 5, 2019 (the “Mortgage Loan Purchase Agreement”) between LCF, as seller, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser (the “Purchaser”), the undersigned hereby certifies that (i) except as previously disclosed to the Purchaser in writing, the representations and warranties of LCF in or made pursuant to Section 4(a) of the Mortgage Loan Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, (ii) LCF has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Mortgage Loan Purchase Agreement to be performed or satisfied at or prior to the date hereof, and (iii) since the date of the Mortgage Loan Purchase Agreement, there will not have been, immediately prior to the transfer of the Mortgage Loans pursuant to the Mortgage Loan Purchase Agreement, any material adverse change in the financial condition of LCF. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement.

Certified this August 20, 2019.

LADDER CAPITAL FINANCE LLC

By:
Name:
Title:

Exh. D-5-1

EXHIBIT D-6

FORM OF CERTIFICATE OF LADDER CAPITAL FINANCE HOLDINGS LLLP

CERTIFICATE OF LADDER CAPITAL FINANCE HOLDINGS LLLP

In connection with the execution and delivery by Ladder Capital Finance Holdings LLLP (“LCFH”) of, and the consummation of the various transactions contemplated by, that certain Mortgage Loan Purchase Agreement, dated and effective as of August 5, 2019 (the “Mortgage Loan Purchase Agreement”) between Ladder Capital Finance LLC, as seller, LCFH, Series REIT of Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser (the “Purchaser”), the undersigned hereby certifies that (i) except as previously disclosed to the Purchaser in writing, the representations and warranties of LCFH in or made pursuant to Section 4(a) of the Mortgage Loan Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof and (ii) since the date of the Mortgage Loan Purchase Agreement, there will not have been, immediately prior to the transfer of the Mortgage Loans pursuant to the Mortgage Loan Purchase Agreement, any material adverse change in the financial condition of LCFH. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement.

Certified this August 20, 2019.

LADDER CAPITAL FINANCE HOLDINGS LLLP

By:
Name:
Title:

Exh. D-6-1

EXHIBIT D-7

FORM OF CERTIFICATE OF SERIES REIT OF
LADDER CAPITAL FINANCE HOLDINGS LLLP

CERTIFICATE OF SERIES REIT OF LADDER CAPITAL FINANCE HOLDINGS LLLP

In connection with the execution and delivery by Series REIT of Ladder Capital Finance Holdings LLLP (“LC REIT”) of, and the consummation of the various transactions contemplated by, that certain Mortgage Loan Purchase Agreement, dated and effective as of August 5, 2019 (the “Mortgage Loan Purchase Agreement”) between Ladder Capital Finance LLC, as seller, Ladder Capital Finance Holdings LLLP, LC REIT, Series TRS of Ladder Capital Finance Holdings LLLP and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser (the “Purchaser”), the undersigned hereby certifies that (i) except as previously disclosed to the Purchaser in writing, the representations and warranties of LC REIT in or made pursuant to Section 4(a) of the Mortgage Loan Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof and (ii) since the date of the Mortgage Loan Purchase Agreement, there will not have been, immediately prior to the transfer of the Mortgage Loans pursuant to the Mortgage Loan Purchase Agreement, any material adverse change in the financial condition of LC REIT. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement.

Certified this August 20, 2019.

SERIES REIT OF LADDER CAPITAL FINANCE HOLDINGS LLLP

By:
Name:
Title:

Exh. D-7-1

EXHIBIT D-8

FORM OF CERTIFICATE OF SERIES TRS OF
LADDER CAPITAL FINANCE HOLDINGS LLLP

CERTIFICATE OF SERIES TRS OF LADDER CAPITAL FINANCE HOLDINGS LLLP

In connection with the execution and delivery by Series TRS of Ladder Capital Finance Holdings LLLP (“LC TRS”) of, and the consummation of the various transactions contemplated by, that certain Mortgage Loan Purchase Agreement, dated and effective as of August 5, 2019 (the “Mortgage Loan Purchase Agreement”) between Ladder Capital Finance LLC, as seller, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP, LC TRS and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser (the “Purchaser”), the undersigned hereby certifies that (i) except as previously disclosed to the Purchaser in writing, the representations and warranties of LC TRS in or made pursuant to Section 4(a) of the Mortgage Loan Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof and (ii) since the date of the Mortgage Loan Purchase Agreement, there will not have been, immediately prior to the transfer of the Mortgage Loans pursuant to the Mortgage Loan Purchase Agreement, any material adverse change in the financial condition of LC TRS. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement.

Certified this August 20, 2019.

SERIES TRS OF LADDER CAPITAL FINANCE HOLDINGS LLLP

By:
Name:
Title:

Exh. D-8-1

EXHIBIT E

FORM OF DILIGENCE CERTIFICATE OF THE MORTGAGE LOAN SELLER

[______], 20[__]

Wells Fargo Securities, LLC
375 Park Avenue, 2nd Floor, J0127-023
New York, New York 10152
Attention: A.J. Sfarra
Email: CRRCompliance@wellsfargo.com

Troy B. Stoddard, Esq.
Wells Fargo Law Department, D1053-300
301 South College Street
Charlotte, North Carolina 28202
Email: CRRCompliance@wellsfargo.com

With copies to the Addressees listed on Schedule A

Re:	WFCM 2019-C52 – Officer’s Certificate Pursuant to Section 4(j) of the Mortgage Loan Purchase Agreement

Reference is hereby made to that certain Mortgage Loan Purchase Agreement, dated and effective as of August 5, 2019 (the “Mortgage Loan Purchase Agreement”), between the undersigned (the “Mortgage Loan Seller”), Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and Wells Fargo Commercial Mortgage Securities, Inc. (the “Depositor”) and that certain Pooling and Servicing Agreement, dated as of August 1, 2019 referenced in the Mortgage Loan Purchase Agreement. In accordance with Section 4(j) of the Mortgage Loan Purchase Agreement, the Mortgage Loan Seller hereby certifies to the Depositor, as follows:

1.                  The Mortgage Loan Seller has delivered an electronic copy of the Diligence File (as defined in the Pooling and Servicing Agreement) with respect to each Mortgage Loan to the Designated Site (as defined in the Pooling and Servicing Agreement); and

2.                  Each Diligence File constitutes all documents required under the definition of “Diligence File” and such Diligence File is organized and categorized in accordance with the electronic file structure reasonably agreed to by the Depositor and Mortgage Loan Seller.

Capitalized terms used herein without definition have the meanings given them in the Mortgage Loan Purchase Agreement.

IN WITNESS WHEREOF, the undersigned has caused this diligence file certification to be executed by its duly authorized officer or representative on the date first written above.

Exh. E-1

Sincerely yours,

LADDER CAPITAL FINANCE LLC

By:
Name:
Title:

Exh. E-2

SCHEDULE A TO EXHIBIT E

LIST OF ADDRESSEES TO BE COPIED

MASTER SERVICER:

Wells Fargo Bank, National Association
Commercial Mortgage Servicing
MAC D1050-084, 401 South Tryon Street, 8th Floor
Charlotte, North Carolina 28202
Attention: WFCM 2019-C52 Asset Manager
Email: commercial.servicing@wellsfargo.com

SPECIAL SERVICER:

LNR Partners, LLC

1601 Washington Avenue, Suite 700

Miami Beach, Florida 33139

Attention: Heather Bennett. and Job Warshaw

Facsimile number: (305) 695-5601

Email: hbennett@lnrpartners.com, jwarshaw@lnrproperty.com and lnr.cmbs.notices@lnrproperty.com

CERTIFICATE ADMINISTRATOR:

Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Corporate Trust Services – WFCM 2019-C52

Email: trustadministrationgroup@wellsfargo.com

CUSTODIAN:

Wells Fargo Bank, National Association
1055 10th Avenue SE
Minneapolis, Minnesota 55414
Attention: Document Custody Group – WFCM 2019-C52
Email: cmbscustody@wellsfargo.com

TRUSTEE:

Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890
Attention: CMBS Trustee WFCM 2019-C52

Email: CMBSTrustee@wilmingtontrust.com

Exh. E-3

DIRECTING CERTIFICATEHOLDER:

Argentic Securities Income USA LLC

40 West 57th Street, 29th Floor

New York, New York 10019

Attention: Darren J. Gluck

Facsimile number: (646) 560-1703

Email: dgluck@argenticmgmt.com

ASSET REPRESENTATIONS REVIEWER:

Pentalpha Surveillance LLC
375 N. French Road, Suite 100

Amherst, New York 14228

Attention: WFCM 2019-C52 Transaction Manager

Email: notices@pentalphasurveillance.com with WFCM 2019-C52 in the subject line

OPERATING ADVISOR:

Pentalpha Surveillance LLC
375 N. French Road, Suite 100

Amherst, New York 14228

Attention: WFCM 2019-C52 Transaction Manager

Email: notices@pentalphasurveillance.com with WFCM 2019-C52 in the subject line

Exh. E-4

EXHIBIT F

FORM OF LIMITED POWER OF ATTORNEY

TO WELLS FARGO BANK, NATIONAL ASSOCIATION AND LNR PARTNERS, LLC WITH RESPECT TO WELLS FARGO COMMERCIAL MORTGAGE TRUST 2019-C52, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2019-C52

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, pursuant to the terms of the Mortgage Loan Purchase Agreement dated August 5, 2019 (the “Mortgage Loan Purchase Agreement”), between Ladder Capital Finance LLC (“Seller”), Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and Wells Fargo Commercial Mortgage Securities, Inc. (“Depositor”), Seller is selling certain commercial, multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”) to Depositor;

WHEREAS, pursuant to the terms of the Pooling and Servicing Agreement dated as of August 1, 2019 (the “Pooling and Servicing Agreement”), between the Depositor, Wells Fargo Bank, National Association (“Wells Fargo Bank”), as master servicer (in such capacity, the “Master Servicer”), LNR Partners, LLC, as special servicer (the “Special Servicer”), Wells Fargo Bank, as certificate administrator, tax administrator and as custodian (in such capacity, the “Custodian”), Wilmington Trust, National Association, as trustee (the “Trustee”), and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, the Trustee, the Custodian and the Special Servicer are granted certain powers, responsibilities and authority in connection with the completion and the filing and recording of assignments of mortgage, deeds of trust or similar documents, Form UCC-3 assignments of financing statements, reassignments of assignments of leases, rents and profits and other Mortgage Loan documents required to be filed or recorded in appropriate public filing and recording offices; and

WHEREAS, Seller has agreed to provide this Limited Power of Attorney pursuant to the Mortgage Loan Purchase Agreement;

NOW, THEREFORE, Seller does hereby make, constitute and appoint the Custodian (on behalf of the Trustee), acting solely in its capacity as Custodian under, and in accordance with the terms of, the Pooling and Servicing Agreement, Seller’s true and lawful agent and attorney-in-fact with respect to each Mortgage Loan in Seller’s name, place and stead: (i) to complete (to the extent necessary) and to cause to be submitted for filing or recording in the appropriate public filing or recording offices, all assignments of mortgage, deeds of trust or similar documents, assignments or reassignments of rents, leases and profits, in each case in favor of the Trustee, as set forth in the definition of “Mortgage File” in Section 1.01 of the Pooling and Servicing Agreement, that have been received by the Trustee or a Custodian on its behalf, and all Form UCC-3 assignments of financing statements and all other comparable instruments or documents with respect to the Mortgage Loans which are customarily and reasonably necessary or appropriate to assign agreements, documents and instruments pertaining to the Mortgage Loans, in each case in favor of the Trustee as set forth in the definition of

Exh. F-1

“Mortgage File” in, and in accordance with Section 1.01 of, the Pooling and Servicing Agreement, and to evidence, provide notice of and perfect such assignments and conveyances in favor of the Trustee in the public records of the appropriate filing and recording offices; and (ii) to prepare, execute and file or record in the appropriate public filing or recording offices, as applicable, all other Mortgage Loan documents to be recorded under the terms of the Pooling and Servicing Agreement or any such Mortgage Loan documents which have not been submitted for filing or recordation by Seller on or before the date hereof or which have been so submitted but are subsequently lost or returned unrecorded or unfiled as a result of actual or purported defects therein, in order to evidence, provide notice of and perfect such documents in the public records of the appropriate filing and recording offices.

Seller does also hereby make, constitute and appoint the Special Servicer, acting solely in its capacity as Special Servicer under the Pooling and Servicing Agreement, Seller’s true and lawful agent and attorney-in-fact with respect to the Mortgage Loans in Seller’s name, place and stead solely to exercise and perform all of the rights, authority and powers of the Custodian (on behalf of the Trustee) as set forth in the preceding paragraph in the event of the failure or the incapacity of the Custodian to do so for any reason. As between the Special Servicer and any third party, no evidence of the failure or incapacity of the Custodian shall be required and such third party may rely upon the Special Servicer’s written statement that it is acting pursuant to the terms of this Limited Power of Attorney.

Notwithstanding the foregoing, this Limited Power of Attorney shall grant to the Custodian (on behalf of the Trustee) and the Special Servicer only such powers, responsibilities and authority as are set forth in Section 2 of the Mortgage Loan Purchase Agreement.

The enumeration of particular powers herein is not intended in any way to limit the grant to the Custodian (on behalf of the Trustee) or the Special Servicer as Seller’s attorney-in-fact of full power and authority with respect to the Mortgage Loans to complete (to the extent necessary), file and record any documents, instruments or other writings referred to above as fully, to all intents and purposes, as Seller might or could do if personally present, hereby ratifying and confirming whatsoever such attorney-in-fact shall and may do by virtue hereof; and Seller agrees and represents to those dealing with such attorney-in-fact that they may rely upon this Limited Power of Attorney until termination thereof under the provisions of the second following paragraph below. As between Seller, the Depositor, the Special Servicer, the Custodian, the Trust and the Certificateholders, neither the Custodian nor the Special Servicer may exercise any right, authority or power granted by this Limited Power of Attorney in a manner which would violate the terms of the Pooling and Servicing Agreement, but any and all third parties dealing with the Custodian (on behalf of the Trustee) or the Special Servicer as Seller’s attorney-in-fact may rely completely, unconditionally and conclusively on the authority of the Custodian or the Special Servicer, as applicable, and need not make any inquiry about whether the Custodian or the Special Servicer is acting pursuant to the Pooling and Servicing Agreement. Any purchaser, title insurance company or other third party may rely upon a written statement by the Custodian or the Special Servicer that any particular Mortgage Loan or related mortgaged real property in question is subject to and included under this Limited Power of Attorney and the Pooling and Servicing Agreement.

Exh. F-2

Any act or thing lawfully done hereunder by the Custodian (on behalf of the Trustee) or the Special Servicer shall be binding on Seller and Seller’s successors and assigns.

This Limited Power of Attorney shall continue in full force and effect with respect to the Custodian (on behalf of the Trustee) and the Special Servicer, as applicable, until the earliest occurrence of any of the following events:

(1)	with respect to the Custodian (on behalf of the Trustee), the termination of the Custodian and its replacement with a successor Custodian under the terms of the Pooling and Servicing Agreement;
(2)	with respect to the Special Servicer, the termination of such entity and its replacement with a successor Special Servicer under the terms of the Pooling and Servicing Agreement;
(3)	with respect to the Custodian (on behalf of the Trustee), the appointment of a receiver or conservator with respect to the business of the Custodian, or the filing of a voluntary or involuntary petition in bankruptcy by or against the Custodian;
(4)	with respect to the Special Servicer, the appointment of a receiver or conservator with respect to the business of such entity, or the filing of a voluntary or involuntary petition in bankruptcy by or against such entity;
(5)	with respect to each of the Custodian (on behalf of the Trustee) and the Special Servicer and any Mortgage Loan, such Mortgage Loan is no longer a part of the Trust;
(6)	with respect to each of the Custodian (on behalf of the Trustee) and the Special Servicer, the termination of the Pooling and Servicing Agreement in accordance with its terms; and
(7)	with respect to the Special Servicer, the occurrence and continuance of, or failure to cure, any of the events described under Section 7.01(a) of the Pooling and Servicing Agreement with respect to the Special Servicer.

Nothing herein shall be deemed to amend or modify the Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreement or the respective rights, duties or obligations of Seller under the Mortgage Loan Purchase Agreement, and nothing herein shall constitute a waiver of any rights or remedies under the Pooling and Servicing Agreement.

Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Mortgage Loan Purchase Agreement or, if not defined therein, then in the Pooling and Servicing Agreement.

THIS POWER OF ATTORNEY AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF

Exh. F-3

SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

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Exh. F-4

IN WITNESS WHEREOF, Seller has caused this instrument to be executed and its corporate seal to be affixed hereto by its officer duly authorized as of _______________, 2019.

LADDER CAPITAL FINANCE LLC

By:
Name:
Title:

Exh. F-5

ACKNOWLEDGEMENT

STATE OF	)
	)	ss.:
COUNTY OF	)

On this ____ day of _____________ 20__, before me appeared __________________, to me personally known, who, being by me duly sworn did say that he/she is the ___________________ of Ladder Capital Finance LLC, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors, and said ___________________ acknowledged said instrument to be the free act and deed of said corporation.

Name:_________________________________
Notary Public in and for said County and State

My Commission Expires:

_______________________________________

Exh. F-6